EXHIBIT 99

                            Global Structured Finance

                                   BAFC 2005-E
             Group 3: 5/1 Hybrid Pool - Non-Conforming - Stated only
                             Detailed Stratification

                                   176 records
                               Balance: 97,736,953

----------------------------------------------------------------------------------------------------------------------------------
Selection Criteria: blank REJECTED; GROUP eq 3; DOC_G3 eq 'Stated'
Table of Contents

1.    Cut-Off Balance
2.    Original Balance
3.    Coupon
4.    Credit Score
5.    Product Type
6.    Index
7.    Lien Position
8.    Loan Purpose
9.    Property Type
10.   State
11.   California
12.   Zip Code
13.   Occupancy Status
14.   Documentation
15.   Original LTV
16.   Cut-Off LTV
17.   MI Provider
18.   Appraisal Method
19.   Debt-to-Income
20.   Delinquency*
21.   Original Term
22.   Scheduled Remaining Term
23.   Cutoff Loan Age
24.   Prepay Term
25.   Gross Margin
26.   Initial Cap (ARMs)
27.   Periodic Cap (ARMs)
28.   Maximum Rate (ARMs)
29.   Minimum Rate (ARMs)
30.   Term to Roll (ARMs)


----------------------------------------------------------------------------------------------------------------------------------

1. Cut-Off Balance

-----------------------------------------------------------------------------------------------------------------------------
                                                        Percent
                               Number     Aggregate     of Loans      Average
                                 of        Cut-Off     by Cut-Off     Original     W.A.      W.A.     Min.    W.A.    Max.
                              Mortgage    Principal    Principal     Principal    Gross      Net      FICO    FICO    FICO
Cut-Off Balance                Loans       Balance      Balance       Balance     Coupon    Coupon    Score   Score   Score
-----------------------------------------------------------------------------------------------------------------------------
150,000.01 - 200,000.00              1      $155,638         0.16%     $379,200    5.500%    5.250%     753     753     753
350,000.01 - 400,000.00             31    11,972,922        12.25       392,848    5.635     5.385      636     731     799
400,000.01 - 450,000.00             27    11,620,670        11.89       431,799    5.472     5.222      680     737     804
450,000.01 - 500,000.00             32    15,341,975        15.70       479,642    5.550     5.300      669     743     813
500,000.01 - 550,000.00             19     9,912,872        10.14       522,037    5.610     5.360      677     741     817
550,000.01 - 600,000.00             16     9,235,761         9.45       577,421    5.636     5.386      691     744     802
600,000.01 - 650,000.00             15     9,346,870         9.56       624,583    5.654     5.404      682     747     792
650,000.01 - 700,000.00              2     1,337,500         1.37       668,750    5.875     5.625      701     733     763
700,000.01 - 750,000.00             13     9,535,860         9.76       733,856    5.690     5.440      685     725     799
750,000.01 - 800,000.00              3     2,316,500         2.37       772,167    5.836     5.586      672     685     694
800,000.01 - 850,000.00              2     1,625,092         1.66       813,255    6.054     5.804      687     693     699
850,000.01 - 900,000.00              5     4,390,579         4.49       888,800    5.421     5.171      740     767     792
950,000.01 - 1,000,000.00            4     3,925,422         4.02       981,875    5.529     5.279      681     713     773
1,000,000.01 - 1,050,000.00          2     2,088,400         2.14     1,044,200    5.624     5.374      729     749     769
1,050,000.01 - 1,100,000.00          2     2,186,891         2.24     1,094,000    5.875     5.625      688     721     753
1,200,000.01 - 1,250,000.00          1     1,244,000         1.27     1,244,000    5.875     5.625      808     808     808
1,450,000.01 - 1,500,000.00          1     1,500,000         1.53     1,500,000    4.875     4.625      768     768     768
-----------------------------------------------------------------------------------------------------------------------------
Total:                             176   $97,736,953       100.00%     $558,542    5.604%    5.354%     636     738     817
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------

                                                                    W.A.       W.A.
                                Min.        W.A.        Max.      Original   Remaining   W.A.
                              Original    Original    Original    Term to     Term to    Loan
Cut-Off Balance                 LTV         LTV         LTV       Maturity   Maturity    Age
-----------------------------------------------------------------------------------------------
150,000.01 - 200,000.00          80.00%      80.00%      80.00%        360         359      1
350,000.01 - 400,000.00          46.47       72.30       80.00         360         359      1
400,000.01 - 450,000.00          44.78       73.06       80.00         360         358      2
450,000.01 - 500,000.00          47.62       71.91       80.00         360         359      1
500,000.01 - 550,000.00          58.57       72.45       80.00         360         359      1
550,000.01 - 600,000.00          52.41       73.35       80.00         360         359      1
600,000.01 - 650,000.00          50.86       70.34       80.00         360         358      2
650,000.01 - 700,000.00          46.79       58.63       70.00         360         358      2
700,000.01 - 750,000.00          52.46       66.58       80.00         360         359      1
750,000.01 - 800,000.00          54.96       66.36       80.00         360         359      1
800,000.01 - 850,000.00          75.00       77.46       80.00         360         358      2
850,000.01 - 900,000.00          56.22       70.42       80.00         360         359      1
950,000.01 - 1,000,000.00        50.76       56.44       70.00         360         359      1
1,000,000.01 - 1,050,000.00      47.73       63.78       80.00         360         359      1
1,050,000.01 - 1,100,000.00      64.33       72.12       80.00         360         359      1
1,200,000.01 - 1,250,000.00      34.56       34.56       34.56         360         358      2
1,450,000.01 - 1,500,000.00      74.07       74.07       74.07         360         359      1
-----------------------------------------------------------------------------------------------
Total:                           34.56%      70.11%      80.00%        360         359      1
-----------------------------------------------------------------------------------------------

Average: $555,323.59
Lowest: $155,638.00
Highest: $1,500,000.00


----------------------------------------------------------------------------------------------------------------------------------

2. Original Balance

-----------------------------------------------------------------------------------------------------------------------------
                                                        Percent
                               Number     Aggregate     of Loans      Average
                                 of        Cut-Off     by Cut-Off     Original     W.A.      W.A.     Min.    W.A.    Max.
                              Mortgage    Principal    Principal     Principal    Gross      Net      FICO    FICO    FICO
Original Balance               Loans       Balance      Balance       Balance     Coupon    Coupon    Score   Score   Score
-----------------------------------------------------------------------------------------------------------------------------
350,000.01 - 400,000.00             31   $11,728,560        12.00%     $385,726    5.663%    5.413%     636     730     799
400,000.01 - 450,000.00             27    11,620,670        11.89       431,799    5.472     5.222      680     737     804
450,000.01 - 500,000.00             32    15,341,975        15.70       479,642    5.550     5.300      669     743     813
500,000.01 - 550,000.00             19     9,912,872        10.14       522,037    5.610     5.360      677     741     817
550,000.01 - 600,000.00             17     9,635,761         9.86       578,750    5.599     5.349      691     745     802
600,000.01 - 650,000.00             14     8,714,101         8.92       622,701    5.674     5.424      682     744     792
650,000.01 - 700,000.00              3     1,970,270         2.02       662,806    5.714     5.464      701     750     788
700,000.01 - 750,000.00             13     9,535,860         9.76       733,856    5.690     5.440      685     725     799
750,000.01 - 800,000.00              3     2,316,500         2.37       772,167    5.836     5.586      672     685     694
800,000.01 - 850,000.00              2     1,625,092         1.66       813,255    6.054     5.804      687     693     699
850,000.01 - 900,000.00              4     3,520,579         3.60       881,000    5.309     5.059      740     766     792
900,000.01 - 950,000.00              1       870,000         0.89       920,000    5.875     5.625      773     773     773
950,000.01 - 1,000,000.00            4     3,925,422         4.02       981,875    5.529     5.279      681     713     773
1,000,000.01 - 1,050,000.00          2     2,088,400         2.14     1,044,200    5.624     5.374      729     749     769
1,050,000.01 - 1,100,000.00          2     2,186,891         2.24     1,094,000    5.875     5.625      688     721     753
1,200,000.01 - 1,250,000.00          1     1,244,000         1.27     1,244,000    5.875     5.625      808     808     808
1,450,000.01 - 1,500,000.00          1     1,500,000         1.53     1,500,000    4.875     4.625      768     768     768
-----------------------------------------------------------------------------------------------------------------------------
Total:                             176   $97,736,953       100.00%     $558,542    5.604%    5.354%     636     738     817
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------

                                                                    W.A.       W.A.
                                Min.        W.A.        Max.      Original   Remaining   W.A.
                              Original    Original    Original    Term to     Term to    Loan
Original Balance                LTV         LTV         LTV       Maturity   Maturity    Age
-----------------------------------------------------------------------------------------------
350,000.01 - 400,000.00          46.47%      72.88%      80.00%        360         359      1
400,000.01 - 450,000.00          44.78       73.06       80.00         360         358      2
450,000.01 - 500,000.00          47.62       71.91       80.00         360         359      1
500,000.01 - 550,000.00          58.57       72.45       80.00         360         359      1
550,000.01 - 600,000.00          52.41       72.73       80.00         360         359      1
600,000.01 - 650,000.00          50.86       71.66       80.00         360         358      2
650,000.01 - 700,000.00          46.79       56.53       70.00         360         358      2
700,000.01 - 750,000.00          52.46       66.58       80.00         360         359      1
750,000.01 - 800,000.00          54.96       66.36       80.00         360         359      1
800,000.01 - 850,000.00          75.00       77.46       80.00         360         358      2
850,000.01 - 900,000.00          56.22       68.05       80.00         360         359      1
900,000.01 - 950,000.00          80.00       80.00       80.00         360         358      2
950,000.01 - 1,000,000.00        50.76       56.44       70.00         360         359      1
1,000,000.01 - 1,050,000.00      47.73       63.78       80.00         360         359      1
1,050,000.01 - 1,100,000.00      64.33       72.12       80.00         360         359      1
1,200,000.01 - 1,250,000.00      34.56       34.56       34.56         360         358      2
1,450,000.01 - 1,500,000.00      74.07       74.07       74.07         360         359      1
-----------------------------------------------------------------------------------------------
Total:                           34.56%      70.11%      80.00%        360         359      1
-----------------------------------------------------------------------------------------------

Average: $558,541.63
Lowest: $360,000.00
Highest: $1,500,000.00


----------------------------------------------------------------------------------------------------------------------------------

3. Coupon

-----------------------------------------------------------------------------------------------------------------------------
                                                        Percent
                               Number     Aggregate     of Loans      Average
                                 of        Cut-Off     by Cut-Off     Original     W.A.      W.A.     Min.    W.A.    Max.
                              Mortgage    Principal    Principal     Principal    Gross      Net      FICO    FICO    FICO
Coupon                         Loans       Balance      Balance       Balance     Coupon    Coupon    Score   Score   Score
-----------------------------------------------------------------------------------------------------------------------------
4.500                                1      $412,000         0.42%     $412,000    4.500%    4.250%     722     722     722
4.625                                2     1,005,572         1.03       504,200    4.625     4.375      786     792     798
4.750                                3     1,846,512         1.89       683,000    4.750     4.500      768     784     817
4.875                                7     4,575,320         4.68       653,760    4.875     4.625      699     748     789
5.000                                6     2,959,880         3.03       498,100    5.000     4.750      719     758     799
5.125                                8     3,460,642         3.54       432,580    5.125     4.875      683     734     756
5.250                                9     4,162,101         4.26       462,500    5.250     5.000      695     746     774
5.375                               22    12,444,468        12.73       566,544    5.375     5.125      686     734     813
5.500                               31    18,466,792        18.89       603,015    5.500     5.250      636     744     804
5.625                               13     6,636,371         6.79       510,881    5.625     5.375      669     742     809
5.750                               20    10,796,495        11.05       539,982    5.750     5.500      677     727     796
5.875                               22    14,403,337        14.74       657,496    5.875     5.625      673     732     808
6.000                               11     5,266,025         5.39       479,255    6.000     5.750      692     738     777
6.125                                7     3,471,945         3.55       496,500    6.125     5.875      680     737     784
6.250                                5     2,566,366         2.63       513,440    6.250     6.000      671     717     798
6.375                                2     1,316,081         1.35       659,000    6.375     6.125      709     760     799
6.500                                3     1,627,057         1.66       542,667    6.500     6.250      682     695     723
6.625                                3     1,720,506         1.76       573,975    6.625     6.375      699     700     702
6.750                                1       599,483         0.61       600,000    6.750     6.500      726     726     726
-----------------------------------------------------------------------------------------------------------------------------
Total:                             176   $97,736,953       100.00%     $558,542    5.604%    5.354%     636     738     817
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------

                                                                    W.A.       W.A.
                                Min.        W.A.        Max.      Original   Remaining   W.A.
                              Original    Original    Original    Term to     Term to    Loan
Coupon                          LTV         LTV         LTV       Maturity   Maturity    Age
-----------------------------------------------------------------------------------------------
4.500                            78.48%      78.48%      78.48%        360         358      2
4.625                            67.97       73.13       78.73         360         359      1
4.750                            56.22       61.76       73.33         360         358      2
4.875                            58.14       74.03       80.00         360         359      1
5.000                            44.78       73.08       80.00         360         358      2
5.125                            48.78       72.39       80.00         360         359      1
5.250                            46.47       73.63       80.00         360         359      1
5.375                            47.73       66.26       80.00         360         359      1
5.500                            48.78       67.05       80.00         360         358      2
5.625                            47.62       68.98       80.00         360         359      1
5.750                            54.88       72.51       80.00         360         359      1
5.875                            34.56       66.26       80.00         360         359      1
6.000                            50.86       71.46       80.00         360         359      1
6.125                            65.00       77.17       80.00         360         358      2
6.250                            76.92       79.40       80.00         360         358      2
6.375                            75.00       77.16       80.00         360         358      2
6.500                            75.00       78.16       80.00         360         358      2
6.625                            80.00       80.00       80.00         360         357      3
6.750                            80.00       80.00       80.00         360         359      1
-----------------------------------------------------------------------------------------------
Total:                           34.56%      70.11%      80.00%        360         359      1
-----------------------------------------------------------------------------------------------

W.A.: 5.604
Lowest: 4.500
Highest: 6.750


----------------------------------------------------------------------------------------------------------------------------------

4. Credit Score

-----------------------------------------------------------------------------------------------------------------------------
                                                        Percent
                               Number     Aggregate     of Loans      Average
                                 of        Cut-Off     by Cut-Off     Original     W.A.      W.A.     Min.    W.A.    Max.
                              Mortgage    Principal    Principal     Principal    Gross      Net      FICO    FICO    FICO
Credit Score                   Loans       Balance      Balance       Balance     Coupon    Coupon    Score   Score   Score
-----------------------------------------------------------------------------------------------------------------------------
800 - 849                            8    $4,831,349         4.94%     $604,050    5.526%    5.276%     800     807     817
750 - 799                           68    38,149,547        39.03       569,022    5.499     5.249      750     770     799
700 - 749                           67    35,051,535        35.86       523,308    5.632     5.382      701     722     748
650 - 699                           32    19,309,522        19.76       603,776    5.784     5.534      669     687     699
600 - 649                            1       395,000         0.40       395,000    5.500     5.250      636     636     636
-----------------------------------------------------------------------------------------------------------------------------
Total:                             176   $97,736,953       100.00%     $558,542    5.604%    5.354%     636     738     817
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------

                                                                    W.A.       W.A.
                                Min.        W.A.        Max.      Original   Remaining   W.A.
                              Original    Original    Original    Term to     Term to    Loan
Credit Score                    LTV         LTV         LTV       Maturity   Maturity    Age
-----------------------------------------------------------------------------------------------
800 - 849                        34.56%      62.02%      80.00%        360         358      2
750 - 799                        44.78       69.51       80.00         360         359      1
700 - 749                        46.79       71.46       80.00         360         359      1
650 - 699                        47.62       71.25       80.00         360         358      2
600 - 649                        50.97       50.97       50.97         360         358      2
-----------------------------------------------------------------------------------------------
Total:                           34.56%      70.11%      80.00%        360         359      1
-----------------------------------------------------------------------------------------------

W.A.: 738
Lowest: 636
Highest: 817


----------------------------------------------------------------------------------------------------------------------------------

5. Product Type

-----------------------------------------------------------------------------------------------------------------------------
                                                        Percent
                               Number     Aggregate     of Loans      Average
                                 of        Cut-Off     by Cut-Off     Original     W.A.      W.A.     Min.    W.A.    Max.
                              Mortgage    Principal    Principal     Principal    Gross      Net      FICO    FICO    FICO
Product Type                   Loans       Balance      Balance       Balance     Coupon    Coupon    Score   Score   Score
-----------------------------------------------------------------------------------------------------------------------------
5/25 1YR LIBOR - IO                123   $68,632,226        70.22%     $562,281    5.438%    5.188%     636     743     817
5/25 1YR LIBOR                      41    22,985,713        23.52       561,544    5.950     5.700      671     729     809
5/25 6 MO LIBOR - IO                12     6,119,013         6.26       509,951    6.177     5.927      672     705     798
-----------------------------------------------------------------------------------------------------------------------------
Total:                             176   $97,736,953       100.00%     $558,542    5.604%    5.354%     636     738     817
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------

                                                                    W.A.       W.A.
                                Min.        W.A.        Max.      Original   Remaining   W.A.
                              Original    Original    Original    Term to     Term to    Loan
Product Type                    LTV         LTV         LTV       Maturity   Maturity    Age
-----------------------------------------------------------------------------------------------
5/25 1YR LIBOR - IO              34.56%      68.66%      80.00%        360         359      1
5/25 1YR LIBOR                   50.86       71.95       80.00         360         359      1
5/25 6 MO LIBOR - IO             73.97       79.47       80.00         360         357      3
-----------------------------------------------------------------------------------------------
Total:                           34.56%      70.11%      80.00%        360         359      1
-----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------

6. Index

-----------------------------------------------------------------------------------------------------------------------------
                                                        Percent
                               Number     Aggregate     of Loans      Average
                                 of        Cut-Off     by Cut-Off     Original     W.A.      W.A.     Min.    W.A.    Max.
                              Mortgage    Principal    Principal     Principal    Gross      Net      FICO    FICO    FICO
Index                          Loans       Balance      Balance       Balance     Coupon    Coupon    Score   Score   Score
-----------------------------------------------------------------------------------------------------------------------------
1YR LIBOR                          164   $91,617,939        93.74%     $562,097    5.566%    5.316%     636     740     817
6MO LIBOR                           12     6,119,013         6.26       509,951    6.177     5.927      672     705     798
-----------------------------------------------------------------------------------------------------------------------------
Total:                             176   $97,736,953       100.00%     $558,542    5.604%    5.354%     636     738     817
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------

                                                                    W.A.       W.A.
                                Min.        W.A.        Max.      Original   Remaining   W.A.
                              Original    Original    Original    Term to     Term to    Loan
Index                           LTV         LTV         LTV       Maturity   Maturity    Age
-----------------------------------------------------------------------------------------------
1YR LIBOR                        34.56%      69.48%      80.00%        360         359      1
6MO LIBOR                        73.97       79.47       80.00         360         357      3
-----------------------------------------------------------------------------------------------
Total:                           34.56%      70.11%      80.00%        360         359      1
-----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------

7. Lien Position

-----------------------------------------------------------------------------------------------------------------------------
                                                        Percent
                               Number     Aggregate     of Loans      Average
                                 of        Cut-Off     by Cut-Off     Original     W.A.      W.A.     Min.    W.A.    Max.
                              Mortgage    Principal    Principal     Principal    Gross      Net      FICO    FICO    FICO
Lien Position                  Loans       Balance      Balance       Balance     Coupon    Coupon    Score   Score   Score
-----------------------------------------------------------------------------------------------------------------------------
1                                  176   $97,736,953       100.00%     $558,542    5.604%    5.354%     636     738     817
-----------------------------------------------------------------------------------------------------------------------------
Total:                             176   $97,736,953       100.00%     $558,542    5.604%    5.354%     636     738     817
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------

                                                                    W.A.       W.A.
                                Min.        W.A.        Max.      Original   Remaining   W.A.
                              Original    Original    Original    Term to     Term to    Loan
Lien Position                   LTV         LTV         LTV       Maturity   Maturity    Age
-----------------------------------------------------------------------------------------------
1                                34.56%      70.11%      80.00%        360         359      1
-----------------------------------------------------------------------------------------------
Total:                           34.56%      70.11%      80.00%        360         359      1
-----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------

8. Loan Purpose

-----------------------------------------------------------------------------------------------------------------------------
                                                        Percent
                               Number     Aggregate     of Loans      Average
                                 of        Cut-Off     by Cut-Off     Original     W.A.      W.A.     Min.    W.A.    Max.
                              Mortgage    Principal    Principal     Principal    Gross      Net      FICO    FICO    FICO
Loan Purpose                   Loans       Balance      Balance       Balance     Coupon    Coupon    Score   Score   Score
-----------------------------------------------------------------------------------------------------------------------------
Purchase                            85   $45,935,259        47.00%     $546,590    5.562%    5.312%     671     740     817
Refinance-Rate/Term                 46    28,188,476        28.84       613,307    5.583     5.333      685     731     809
Refinance-Cashout                   45    23,613,217        24.16       525,136    5.713     5.463      636     742     804
-----------------------------------------------------------------------------------------------------------------------------
Total:                             176   $97,736,953       100.00%     $558,542    5.604%    5.354%     636     738     817
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------

                                                                    W.A.       W.A.
                                Min.        W.A.        Max.      Original   Remaining   W.A.
                              Original    Original    Original    Term to     Term to    Loan
Loan Purpose                    LTV         LTV         LTV       Maturity   Maturity    Age
-----------------------------------------------------------------------------------------------
Purchase                         56.22%      76.31%      80.00%        360         358      2
Refinance-Rate/Term              34.56       63.11       80.00         360         359      1
Refinance-Cashout                44.78       66.39       80.00         360         359      1
-----------------------------------------------------------------------------------------------
Total:                           34.56%      70.11%      80.00%        360         359      1
-----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------

9. Property Type

-----------------------------------------------------------------------------------------------------------------------------
                                                        Percent
                               Number     Aggregate     of Loans      Average
                                 of        Cut-Off     by Cut-Off     Original     W.A.      W.A.     Min.    W.A.    Max.
                              Mortgage    Principal    Principal     Principal    Gross      Net      FICO    FICO    FICO
Property Type                  Loans       Balance      Balance       Balance     Coupon    Coupon    Score   Score   Score
-----------------------------------------------------------------------------------------------------------------------------
SFR                                115   $65,414,353        66.93%     $571,479    5.572%    5.322%     636     741     817
PUD                                 41    21,530,190        22.03       531,305    5.660     5.410      672     736     813
Condominium                         18     9,020,335         9.23       501,493    5.652     5.402      671     718     800
2-Family                             2     1,772,075         1.81       886,412    5.875     5.625      729     739     753
-----------------------------------------------------------------------------------------------------------------------------
Total:                             176   $97,736,953       100.00%     $558,542    5.604%    5.354%     636     738     817
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------

                                                                    W.A.       W.A.
                                Min.        W.A.        Max.      Original   Remaining   W.A.
                              Original    Original    Original    Term to     Term to    Loan
Property Type                   LTV         LTV         LTV       Maturity   Maturity    Age
-----------------------------------------------------------------------------------------------
SFR                              34.56%      68.94%      80.00%        360         359      1
PUD                              44.78       71.44       80.00         360         358      2
Condominium                      60.61       75.71       80.00         360         358      2
2-Family                         52.46       68.60       80.00         360         358      2
-----------------------------------------------------------------------------------------------
Total:                           34.56%      70.11%      80.00%        360         359      1
-----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------

10. State

-----------------------------------------------------------------------------------------------------------------------------
                                                        Percent
                               Number     Aggregate     of Loans      Average
                                 of        Cut-Off     by Cut-Off     Original     W.A.      W.A.     Min.    W.A.    Max.
                              Mortgage    Principal    Principal     Principal    Gross      Net      FICO    FICO    FICO
State                          Loans       Balance      Balance       Balance     Coupon    Coupon    Score   Score   Score
-----------------------------------------------------------------------------------------------------------------------------
California                          99   $55,766,340        57.06%     $566,064    5.575%    5.325%     669     740     817
Florida                             14     8,620,194         8.82       616,107    5.724     5.474      681     737     798
Virginia                            11     5,930,906         6.07       539,430    5.671     5.421      672     729     798
New Jersey                           7     4,425,777         4.53       632,429    5.433     5.183      671     749     774
Illinois                             6     3,049,028         3.12       508,333    5.747     5.497      681     716     784
Other                               39    19,944,707        20.41       518,635    5.631     5.381      636     735     813
-----------------------------------------------------------------------------------------------------------------------------
Total:                             176   $97,736,953       100.00%     $558,542    5.604%    5.354%     636     738     817
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------

                                                                    W.A.       W.A.
                                Min.        W.A.        Max.      Original   Remaining   W.A.
                              Original    Original    Original    Term to     Term to    Loan
State                           LTV         LTV         LTV       Maturity   Maturity    Age
-----------------------------------------------------------------------------------------------
California                       34.56%      69.47%      80.00%        360         359      1
Florida                          47.73       72.25       80.00         360         359      1
Virginia                         58.14       75.98       80.00         360         358      2
New Jersey                       46.47       71.47       80.00         360         359      1
Illinois                         56.80       69.81       80.00         360         359      1
Other                            50.76       68.96       80.00         360         358      2
-----------------------------------------------------------------------------------------------
Total:                           34.56%      70.11%      80.00%        360         359      1
-----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------

11. California

-----------------------------------------------------------------------------------------------------------------------------
                                                        Percent
                               Number     Aggregate     of Loans      Average
                                 of        Cut-Off     by Cut-Off     Original     W.A.      W.A.     Min.    W.A.    Max.
                              Mortgage    Principal    Principal     Principal    Gross      Net      FICO    FICO    FICO
California                     Loans       Balance      Balance       Balance     Coupon    Coupon    Score   Score   Score
-----------------------------------------------------------------------------------------------------------------------------
Northern                            55   $31,789,071        57.00%     $578,719    5.549%    5.299%     669     747     817
Southern                            44    23,977,269        43.00       550,245    5.611     5.361      677     730     802
-----------------------------------------------------------------------------------------------------------------------------
Total:                              99   $55,766,340       100.00%     $566,064    5.575%    5.325%     669     740     817
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------

                                                                    W.A.       W.A.
                                Min.        W.A.        Max.      Original   Remaining   W.A.
                              Original    Original    Original    Term to     Term to    Loan
California                      LTV         LTV         LTV       Maturity   Maturity    Age
-----------------------------------------------------------------------------------------------
Northern                         34.56%      67.01%      80.00%        360         359      1
Southern                         44.78       72.73       80.00         360         358      2
-----------------------------------------------------------------------------------------------
Total:                           34.56%      69.47%      80.00%        360         359      1
-----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------

12. Zip Code

-----------------------------------------------------------------------------------------------------------------------------
                                                        Percent
                               Number     Aggregate     of Loans      Average
                                 of        Cut-Off     by Cut-Off     Original     W.A.      W.A.     Min.    W.A.    Max.
                              Mortgage    Principal    Principal     Principal    Gross      Net      FICO    FICO    FICO
Zip Code                       Loans       Balance      Balance       Balance     Coupon    Coupon    Score   Score   Score
-----------------------------------------------------------------------------------------------------------------------------
95032                                2    $1,650,000         1.69%     $825,000    5.443%    5.193%     693     731     763
07632                                1     1,500,000         1.53     1,500,000    4.875     4.625      768     768     768
81623                                2     1,496,500         1.53       748,250    5.541     5.291      706     707     708
94030                                2     1,353,580         1.38       677,100    5.865     5.615      725     730     735
94074                                1     1,244,000         1.27     1,244,000    5.875     5.625      808     808     808
Other                              168    90,492,873        92.59       542,016    5.613     5.363      636     737     817
-----------------------------------------------------------------------------------------------------------------------------
Total:                             176   $97,736,953       100.00%     $558,542    5.604%    5.354%     636     738     817
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------

                                                                    W.A.       W.A.
                                Min.        W.A.        Max.      Original   Remaining   W.A.
                              Original    Original    Original    Term to     Term to    Loan
Zip Code                        LTV         LTV         LTV       Maturity   Maturity    Age
-----------------------------------------------------------------------------------------------
95032                            68.18%      71.90%      75.00%        360         359      1
07632                            74.07       74.07       74.07         360         359      1
81623                            50.76       55.45       64.90         360         358      2
94030                            50.86       63.89       74.99         360         359      1
94074                            34.56       34.56       34.56         360         358      2
Other                            44.78       70.83       80.00         360         359      1
-----------------------------------------------------------------------------------------------
Total:                           34.56%      70.11%      80.00%        360         359      1
-----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------

13. Occupancy Status

-----------------------------------------------------------------------------------------------------------------------------
                                                        Percent
                               Number     Aggregate     of Loans      Average
                                 of        Cut-Off     by Cut-Off     Original     W.A.      W.A.     Min.    W.A.    Max.
                              Mortgage    Principal    Principal     Principal    Gross      Net      FICO    FICO    FICO
Occupancy Status               Loans       Balance      Balance       Balance     Coupon    Coupon    Score   Score   Score
-----------------------------------------------------------------------------------------------------------------------------
Primary                            162   $89,557,814        91.63%     $555,990    5.604%    5.354%     636     736     817
Secondary                           11     6,234,368         6.38       571,500    5.560     5.310      704     771     804
Investor                             3     1,944,770         1.99       648,833    5.763     5.513      687     717     750
-----------------------------------------------------------------------------------------------------------------------------
Total:                             176   $97,736,953       100.00%     $558,542    5.604%    5.354%     636     738     817
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------

                                                                    W.A.       W.A.
                                Min.        W.A.        Max.      Original   Remaining   W.A.
                              Original    Original    Original    Term to     Term to    Loan
Occupancy Status                LTV         LTV         LTV       Maturity   Maturity    Age
-----------------------------------------------------------------------------------------------
Primary                          34.56%      70.28%      80.00%        360         359      1
Secondary                        52.21       67.48       80.00         360         359      1
Investor                         65.00       70.54       75.00         360         358      2
-----------------------------------------------------------------------------------------------
Total:                           34.56%      70.11%      80.00%        360         359      1
-----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------

14. Documentation

-----------------------------------------------------------------------------------------------------------------------------
                                                        Percent
                               Number     Aggregate     of Loans      Average
                                 of        Cut-Off     by Cut-Off     Original     W.A.      W.A.     Min.    W.A.    Max.
                              Mortgage    Principal    Principal     Principal    Gross      Net      FICO    FICO    FICO
Documentation                  Loans       Balance      Balance       Balance     Coupon    Coupon    Score   Score   Score
-----------------------------------------------------------------------------------------------------------------------------
Stated                             164   $91,617,939        93.74%     $562,097    5.566%    5.316%     636     740     817
Stated Income                       12     6,119,013         6.26       509,951    6.177     5.927      672     705     798
-----------------------------------------------------------------------------------------------------------------------------
Total:                             176   $97,736,953       100.00%     $558,542    5.604%    5.354%     636     738     817
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------

                                                                    W.A.       W.A.
                                Min.        W.A.        Max.      Original   Remaining   W.A.
                              Original    Original    Original    Term to     Term to    Loan
Documentation                   LTV         LTV         LTV       Maturity   Maturity    Age
-----------------------------------------------------------------------------------------------
Stated                           34.56%      69.48%      80.00%        360         359      1
Stated Income                    73.97       79.47       80.00         360         357      3
-----------------------------------------------------------------------------------------------
Total:                           34.56%      70.11%      80.00%        360         359      1
-----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------

15. Original LTV

-----------------------------------------------------------------------------------------------------------------------------
                                                        Percent
                               Number     Aggregate     of Loans      Average
                                 of        Cut-Off     by Cut-Off     Original     W.A.      W.A.     Min.    W.A.    Max.
                              Mortgage    Principal    Principal     Principal    Gross      Net      FICO    FICO    FICO
Original LTV                   Loans       Balance      Balance       Balance     Coupon    Coupon    Score   Score   Score
-----------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00                        1    $1,244,000         1.27%   $1,244,000    5.875%    5.625%     808     808     808
40.01 - 45.00                        1       450,000         0.46       450,000    5.000     4.750      757     757     757
45.01 - 50.00                        7     4,048,797         4.14       578,429    5.473     5.223      669     742     804
50.01 - 55.00                       16    10,477,573        10.72       656,272    5.593     5.343      636     734     809
55.01 - 60.00                        8     4,975,887         5.09       647,297    5.269     5.019      685     732     795
60.01 - 65.00                       12     7,231,735         7.40       602,823    5.671     5.421      688     736     792
65.01 - 70.00                       24    12,344,951        12.63       515,672    5.531     5.281      673     728     798
70.01 - 75.00                       28    16,840,574        17.23       601,997    5.620     5.370      687     739     817
75.01 - 80.00                       79    40,123,436        41.05       511,591    5.665     5.415      671     739     813
-----------------------------------------------------------------------------------------------------------------------------
Total:                             176   $97,736,953       100.00%     $558,542    5.604%    5.354%     636     738     817
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------

                                                                    W.A.       W.A.
                                Min.        W.A.        Max.      Original   Remaining   W.A.
                              Original    Original    Original    Term to     Term to    Loan
Original LTV                    LTV         LTV         LTV       Maturity   Maturity    Age
-----------------------------------------------------------------------------------------------
30.01 - 35.00                    34.56%      34.56%      34.56%        360         358      2
40.01 - 45.00                    44.78       44.78       44.78         360         358      2
45.01 - 50.00                    46.47       47.95       49.94         360         359      1
50.01 - 55.00                    50.76       52.61       54.96         360         359      1
55.01 - 60.00                    56.22       57.91       60.00         360         359      1
60.01 - 65.00                    60.61       63.21       65.00         360         359      1
65.01 - 70.00                    65.36       69.22       70.00         360         359      1
70.01 - 75.00                    70.27       73.97       75.00         360         359      1
75.01 - 80.00                    75.49       79.70       80.00         360         358      2
-----------------------------------------------------------------------------------------------
Total:                           34.56%      70.11%      80.00%        360         359      1
-----------------------------------------------------------------------------------------------

W.A.: 70.11%
Lowest: 34.56%
Highest: 80.00%


----------------------------------------------------------------------------------------------------------------------------------

16. Cut-Off LTV

-----------------------------------------------------------------------------------------------------------------------------
                                                        Percent
                               Number     Aggregate     of Loans      Average
                                 of        Cut-Off     by Cut-Off     Original     W.A.      W.A.     Min.    W.A.    Max.
                              Mortgage    Principal    Principal     Principal    Gross      Net      FICO    FICO    FICO
Cut-Off LTV                    Loans       Balance      Balance       Balance     Coupon    Coupon    Score   Score   Score
-----------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00                        2    $1,399,638         1.43%     $811,600    5.833%    5.583%     753     802     808
35.01 - 40.00                        1       400,000         0.41       600,000    4.750     4.500      773     773     773
40.01 - 45.00                        1       450,000         0.46       450,000    5.000     4.750      757     757     757
45.01 - 50.00                        7     4,048,797         4.14       578,429    5.473     5.223      669     742     804
50.01 - 55.00                       16    10,477,573        10.72       656,272    5.593     5.343      636     734     809
55.01 - 60.00                        7     4,575,887         4.68       654,054    5.314     5.064      685     728     795
60.01 - 65.00                       12     7,231,735         7.40       602,823    5.671     5.421      688     736     792
65.01 - 70.00                       25    12,778,503        13.07       512,645    5.543     5.293      673     729     798
70.01 - 75.00                       27    16,407,023        16.79       607,997    5.614     5.364      687     738     817
75.01 - 80.00                       78    39,967,798        40.89       513,288    5.665     5.415      671     739     813
-----------------------------------------------------------------------------------------------------------------------------
Total:                             176   $97,736,953       100.00%     $558,542    5.604%    5.354%     636     738     817
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------

                                                                    W.A.       W.A.
                                Min.        W.A.        Max.      Original   Remaining   W.A.
                              Original    Original    Original    Term to     Term to    Loan
Cut-Off LTV                     LTV         LTV         LTV       Maturity   Maturity    Age
-----------------------------------------------------------------------------------------------
30.01 - 35.00                    34.56%      39.61%      80.00%        360         358      2
35.01 - 40.00                    58.25       58.25       58.25         360         358      2
40.01 - 45.00                    44.78       44.78       44.78         360         358      2
45.01 - 50.00                    46.47       47.95       49.94         360         359      1
50.01 - 55.00                    50.76       52.61       54.96         360         359      1
55.01 - 60.00                    56.22       57.88       60.00         360         359      1
60.01 - 65.00                    60.61       63.21       65.00         360         359      1
65.01 - 70.00                    65.36       69.28       70.97         360         359      1
70.01 - 75.00                    70.27       74.05       75.00         360         359      1
75.01 - 80.00                    75.49       79.70       80.00         360         358      2
-----------------------------------------------------------------------------------------------
Total:                           34.56%      70.11%      80.00%        360         359      1
-----------------------------------------------------------------------------------------------

W.A.: 69.85%
Lowest: 32.84%
Highest: 80.00%


----------------------------------------------------------------------------------------------------------------------------------

17. MI Provider

-----------------------------------------------------------------------------------------------------------------------------
                                                        Percent
                               Number     Aggregate     of Loans      Average
                                 of        Cut-Off     by Cut-Off     Original     W.A.      W.A.     Min.    W.A.    Max.
                              Mortgage    Principal    Principal     Principal    Gross      Net      FICO    FICO    FICO
MI Provider                    Loans       Balance      Balance       Balance     Coupon    Coupon    Score   Score   Score
-----------------------------------------------------------------------------------------------------------------------------
NONE                               176   $97,736,953       100.00%     $558,542    5.604%    5.354%     636     738     817
-----------------------------------------------------------------------------------------------------------------------------
Total:                             176   $97,736,953       100.00%     $558,542    5.604%    5.354%     636     738     817
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------

                                                                    W.A.       W.A.
                                Min.        W.A.        Max.      Original   Remaining   W.A.
                              Original    Original    Original    Term to     Term to    Loan
MI Provider                     LTV         LTV         LTV       Maturity   Maturity    Age
-----------------------------------------------------------------------------------------------
NONE                             34.56%      70.11%      80.00%        360         359      1
-----------------------------------------------------------------------------------------------
Total:                           34.56%      70.11%      80.00%        360         359      1
-----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------

18. Appraisal Method

-----------------------------------------------------------------------------------------------------------------------------
                                                        Percent
                               Number     Aggregate     of Loans      Average
                                 of        Cut-Off     by Cut-Off     Original     W.A.      W.A.     Min.    W.A.    Max.
                              Mortgage    Principal    Principal     Principal    Gross      Net      FICO    FICO    FICO
Appraisal Method               Loans       Balance      Balance       Balance     Coupon    Coupon    Score   Score   Score
-----------------------------------------------------------------------------------------------------------------------------
1073(condo)                          2      $855,500         0.88%     $427,750    5.804%    5.554%     680     684     687
2055E                                1       523,400         0.54       523,400    4.625     4.375      798     798     798
2055IE                               3     1,896,122         1.94       632,333    5.585     5.335      735     764     773
Full                               170    94,461,931        96.65       558,985    5.608     5.358      636     737     817
-----------------------------------------------------------------------------------------------------------------------------
Total:                             176   $97,736,953       100.00%     $558,542    5.604%    5.354%     636     738     817
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------

                                                                    W.A.       W.A.
                                Min.        W.A.        Max.      Original   Remaining   W.A.
                              Original    Original    Original    Term to     Term to    Loan
Appraisal Method                LTV         LTV         LTV       Maturity   Maturity    Age
-----------------------------------------------------------------------------------------------
1073(condo)                      79.99%      79.99%      80.00%        360         355      5
2055E                            67.97       67.97       67.97         360         359      1
2055IE                           51.84       65.37       80.00         360         359      1
Full                             34.56       70.13       80.00         360         359      1
-----------------------------------------------------------------------------------------------
Total:                           34.56%      70.11%      80.00%        360         359      1
-----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------

19. Debt-to-Income

-----------------------------------------------------------------------------------------------------------------------------
                                                        Percent
                               Number     Aggregate     of Loans      Average
                                 of        Cut-Off     by Cut-Off     Original     W.A.      W.A.     Min.    W.A.    Max.
                              Mortgage    Principal    Principal     Principal    Gross      Net      FICO    FICO    FICO
Debt-to-Income                 Loans       Balance      Balance       Balance     Coupon    Coupon    Score   Score   Score
-----------------------------------------------------------------------------------------------------------------------------
0.01 - 5.00                          1      $561,750         0.57%     $561,750    5.500%    5.250%     798     798     798
5.01 - 10.00                         2       964,905         0.99       482,453    5.073     4.823      711     716     722
10.01 - 15.00                        4     2,313,000         2.37       640,750    5.650     5.400      752     767     773
15.01 - 20.00                        6     3,994,920         4.09       665,820    5.183     4.933      698     750     768
20.01 - 25.00                       14     6,808,775         6.97       503,706    5.485     5.235      685     758     813
25.01 - 30.00                       19    10,902,991        11.16       574,237    5.617     5.367      672     733     809
30.01 - 35.00                       35    19,851,534        20.31       568,141    5.584     5.334      636     744     808
35.01 - 40.00                       55    30,308,193        31.01       551,308    5.668     5.418      681     727     800
40.01 - 45.00                       24    12,732,402        13.03       530,973    5.607     5.357      677     736     802
45.01 - 50.00                       12     6,602,581         6.76       550,619    5.785     5.535      688     740     804
50.01 - 55.00                        4     2,695,902         2.76       674,675    5.641     5.391      688     733     817
-----------------------------------------------------------------------------------------------------------------------------
Total:                             176   $97,736,953       100.00%     $558,542    5.604%    5.354%     636     738     817
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------

                                                                    W.A.       W.A.
                                Min.        W.A.        Max.      Original   Remaining   W.A.
                              Original    Original    Original    Term to     Term to    Loan
Debt-to-Income                  LTV         LTV         LTV       Maturity   Maturity    Age
-----------------------------------------------------------------------------------------------
0.01 - 5.00                      75.00%      75.00%      75.00%        360         358      2
5.01 - 10.00                     52.41       63.54       78.48         360         358      2
10.01 - 15.00                    52.21       68.85       80.00         360         358      2
15.01 - 20.00                    70.00       75.55       80.00         360         359      1
20.01 - 25.00                    48.78       68.12       80.00         360         359      1
25.01 - 30.00                    46.47       70.54       80.00         360         359      1
30.01 - 35.00                    34.56       65.30       80.00         360         359      1
35.01 - 40.00                    50.76       70.42       80.00         360         358      2
40.01 - 45.00                    44.78       71.56       80.00         360         359      1
45.01 - 50.00                    65.36       77.27       80.00         360         359      1
50.01 - 55.00                    65.00       75.21       80.00         360         359      1
-----------------------------------------------------------------------------------------------
Total:                           34.56%      70.11%      80.00%        360         359      1
-----------------------------------------------------------------------------------------------

W.A.: 34.22%
Lowest: 2.74%
Highest: 53.20%


----------------------------------------------------------------------------------------------------------------------------------

20. Delinquency*

-----------------------------------------------------------------------------------------------------------------------------
                                                        Percent
                               Number     Aggregate     of Loans      Average
                                 of        Cut-Off     by Cut-Off     Original     W.A.      W.A.     Min.    W.A.    Max.
                              Mortgage    Principal    Principal     Principal    Gross      Net      FICO    FICO    FICO
Delinquency*                   Loans       Balance      Balance       Balance     Coupon    Coupon    Score   Score   Score
-----------------------------------------------------------------------------------------------------------------------------
0-29 days                          176   $97,736,953       100.00%     $558,542    5.604%    5.354%     636     738     817
-----------------------------------------------------------------------------------------------------------------------------
Total:                             176   $97,736,953       100.00%     $558,542    5.604%    5.354%     636     738     817
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------

                                                                    W.A.       W.A.
                                Min.        W.A.        Max.      Original   Remaining   W.A.
                              Original    Original    Original    Term to     Term to    Loan
Delinquency*                    LTV         LTV         LTV       Maturity   Maturity    Age
-----------------------------------------------------------------------------------------------
0-29 days                        34.56%      70.11%      80.00%        360         359      1
-----------------------------------------------------------------------------------------------
Total:                           34.56%      70.11%      80.00%        360         359      1
-----------------------------------------------------------------------------------------------

* OTS method


----------------------------------------------------------------------------------------------------------------------------------

21. Original Term

-----------------------------------------------------------------------------------------------------------------------------
                                                        Percent
                               Number     Aggregate     of Loans      Average
                                 of        Cut-Off     by Cut-Off     Original     W.A.      W.A.     Min.    W.A.    Max.
                              Mortgage    Principal    Principal     Principal    Gross      Net      FICO    FICO    FICO
Original Term                  Loans       Balance      Balance       Balance     Coupon    Coupon    Score   Score   Score
-----------------------------------------------------------------------------------------------------------------------------
360                                176   $97,736,953       100.00%     $558,542    5.604%    5.354%     636     738     817
-----------------------------------------------------------------------------------------------------------------------------
Total:                             176   $97,736,953       100.00%     $558,542    5.604%    5.354%     636     738     817
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------

                                                                    W.A.       W.A.
                                Min.        W.A.        Max.      Original   Remaining   W.A.
                              Original    Original    Original    Term to     Term to    Loan
Original Term                   LTV         LTV         LTV       Maturity   Maturity    Age
-----------------------------------------------------------------------------------------------
360                              34.56%      70.11%      80.00%        360         359      1
-----------------------------------------------------------------------------------------------
Total:                           34.56%      70.11%      80.00%        360         359      1
-----------------------------------------------------------------------------------------------

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months


----------------------------------------------------------------------------------------------------------------------------------

22. Scheduled Remaining Term

-----------------------------------------------------------------------------------------------------------------------------
                                                        Percent
                               Number     Aggregate     of Loans      Average
                                 of        Cut-Off     by Cut-Off     Original     W.A.      W.A.     Min.    W.A.    Max.
                              Mortgage    Principal    Principal     Principal    Gross      Net      FICO    FICO    FICO
Scheduled Remaining Term       Loans       Balance      Balance       Balance     Coupon    Coupon    Score   Score   Score
-----------------------------------------------------------------------------------------------------------------------------
349 - 354                            2      $846,000         0.87%     $423,000    5.800%    5.550%     687     699     712
355 - 360                          174    96,890,953        99.13       560,100    5.603     5.353      636     738     817
-----------------------------------------------------------------------------------------------------------------------------
Total:                             176   $97,736,953       100.00%     $558,542    5.604%    5.354%     636     738     817
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------

                                                                    W.A.       W.A.
                                Min.        W.A.        Max.      Original   Remaining   W.A.
                              Original    Original    Original    Term to     Term to    Loan
Scheduled Remaining Term        LTV         LTV         LTV       Maturity   Maturity    Age
-----------------------------------------------------------------------------------------------
349 - 354                        79.99%      79.99%      79.99%        360         353      7
355 - 360                        34.56       70.02       80.00         360         359      1
-----------------------------------------------------------------------------------------------
Total:                           34.56%      70.11%      80.00%        360         359      1
-----------------------------------------------------------------------------------------------

W.A.: 358.5 months
Lowest: 353 months
Highest: 359 months


----------------------------------------------------------------------------------------------------------------------------------

23. Cutoff Loan Age

-----------------------------------------------------------------------------------------------------------------------------
                                                        Percent
                               Number     Aggregate     of Loans      Average
                                 of        Cut-Off     by Cut-Off     Original     W.A.      W.A.     Min.    W.A.    Max.
                              Mortgage    Principal    Principal     Principal    Gross      Net      FICO    FICO    FICO
Cutoff Loan Age                Loans       Balance      Balance       Balance     Coupon    Coupon    Score   Score   Score
-----------------------------------------------------------------------------------------------------------------------------
1 - 6                              174   $96,890,953        99.13%     $560,100    5.603%    5.353%     636     738     817
7 - 12                               2       846,000         0.87       423,000    5.800     5.550      687     699     712
-----------------------------------------------------------------------------------------------------------------------------
Total:                             176   $97,736,953       100.00%     $558,542    5.604%    5.354%     636     738     817
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------

                                                                    W.A.       W.A.
                                Min.        W.A.        Max.      Original   Remaining   W.A.
                              Original    Original    Original    Term to     Term to    Loan
Cutoff Loan Age                 LTV         LTV         LTV       Maturity   Maturity    Age
-----------------------------------------------------------------------------------------------
1 - 6                            34.56%      70.02%      80.00%        360         359      1
7 - 12                           79.99       79.99       79.99         360         353      7
-----------------------------------------------------------------------------------------------
Total:                           34.56%      70.11%      80.00%        360         359      1
-----------------------------------------------------------------------------------------------

W.A.: 1.5 months
Lowest: 1 months
Highest: 7 months


----------------------------------------------------------------------------------------------------------------------------------

24. Prepay Term

-----------------------------------------------------------------------------------------------------------------------------
                                                        Percent
                               Number     Aggregate     of Loans      Average
                                 of        Cut-Off     by Cut-Off     Original     W.A.      W.A.     Min.    W.A.    Max.
                              Mortgage    Principal    Principal     Principal    Gross      Net      FICO    FICO    FICO
Prepay Term                    Loans       Balance      Balance       Balance     Coupon    Coupon    Score   Score   Score
-----------------------------------------------------------------------------------------------------------------------------
0                                  175   $96,956,953        99.20%     $557,276    5.599%    5.349%     636     738     817
36                                   1       780,000         0.80       780,000    6.250     6.000      672     672     672
-----------------------------------------------------------------------------------------------------------------------------
Total:                             176   $97,736,953       100.00%     $558,542    5.604%    5.354%     636     738     817
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------

                                                                    W.A.       W.A.
                                Min.        W.A.        Max.      Original   Remaining   W.A.
                              Original    Original    Original    Term to     Term to    Loan
Prepay Term                     LTV         LTV         LTV       Maturity   Maturity    Age
-----------------------------------------------------------------------------------------------
0                                34.56%      70.03%      80.00%        360         359      1
36                               80.00       80.00       80.00         360         358      2
-----------------------------------------------------------------------------------------------
Total:                           34.56%      70.11%      80.00%        360         359      1
-----------------------------------------------------------------------------------------------

W.A.: 0.3 months
Lowest: 0 months
Highest: 36 months


----------------------------------------------------------------------------------------------------------------------------------

25. Gross Margin

-----------------------------------------------------------------------------------------------------------------------------
                                                        Percent
                               Number     Aggregate     of Loans      Average
                                 of        Cut-Off     by Cut-Off     Original     W.A.      W.A.     Min.    W.A.    Max.
                              Mortgage    Principal    Principal     Principal    Gross      Net      FICO    FICO    FICO
Gross Margin                   Loans       Balance      Balance       Balance     Coupon    Coupon    Score   Score   Score
-----------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                      176   $97,736,953       100.00%     $558,542    5.604%    5.354%     636     738     817
-----------------------------------------------------------------------------------------------------------------------------
Total:                             176   $97,736,953       100.00%     $558,542    5.604%    5.354%     636     738     817
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------

                                                                    W.A.       W.A.
                                Min.        W.A.        Max.      Original   Remaining   W.A.
                              Original    Original    Original    Term to     Term to    Loan
Gross Margin                    LTV         LTV         LTV       Maturity   Maturity    Age
-----------------------------------------------------------------------------------------------
2.001 - 3.000                    34.56%      70.11%      80.00%        360         359      1
-----------------------------------------------------------------------------------------------
Total:                           34.56%      70.11%      80.00%        360         359      1
-----------------------------------------------------------------------------------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%


----------------------------------------------------------------------------------------------------------------------------------

26. Initial Cap (ARMs)

-----------------------------------------------------------------------------------------------------------------------------
                                                        Percent
                               Number     Aggregate     of Loans      Average
                                 of        Cut-Off     by Cut-Off     Original     W.A.      W.A.     Min.    W.A.    Max.
                              Mortgage    Principal    Principal     Principal    Gross      Net      FICO    FICO    FICO
Initial Cap (ARMs)             Loans       Balance      Balance       Balance     Coupon    Coupon    Score   Score   Score
-----------------------------------------------------------------------------------------------------------------------------
5.000                              176   $97,736,953       100.00%     $558,542    5.604%    5.354%     636     738     817
-----------------------------------------------------------------------------------------------------------------------------
Total:                             176   $97,736,953       100.00%     $558,542    5.604%    5.354%     636     738     817
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------

                                                                    W.A.       W.A.
                                Min.        W.A.        Max.      Original   Remaining   W.A.
                              Original    Original    Original    Term to     Term to    Loan
Initial Cap (ARMs)              LTV         LTV         LTV       Maturity   Maturity    Age
-----------------------------------------------------------------------------------------------
5.000                            34.56%      70.11%      80.00%        360         359      1
-----------------------------------------------------------------------------------------------
Total:                           34.56%      70.11%      80.00%        360         359      1
-----------------------------------------------------------------------------------------------

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%


----------------------------------------------------------------------------------------------------------------------------------

27. Periodic Cap (ARMs)

-----------------------------------------------------------------------------------------------------------------------------
                                                        Percent
                               Number     Aggregate     of Loans      Average
                                 of        Cut-Off     by Cut-Off     Original     W.A.      W.A.     Min.    W.A.    Max.
                              Mortgage    Principal    Principal     Principal    Gross      Net      FICO    FICO    FICO
Periodic Cap (ARMs)            Loans       Balance      Balance       Balance     Coupon    Coupon    Score   Score   Score
-----------------------------------------------------------------------------------------------------------------------------
1.000                               12    $6,119,013         6.26%     $509,951    6.177%    5.927%     672     705     798
2.000                              164    91,617,939        93.74       562,097    5.566     5.316      636     740     817
-----------------------------------------------------------------------------------------------------------------------------
Total:                             176   $97,736,953       100.00%     $558,542    5.604%    5.354%     636     738     817
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------

                                                                    W.A.       W.A.
                                Min.        W.A.        Max.      Original   Remaining   W.A.
                              Original    Original    Original    Term to     Term to    Loan
Periodic Cap (ARMs)             LTV         LTV         LTV       Maturity   Maturity    Age
-----------------------------------------------------------------------------------------------
1.000                            73.97%      79.47%      80.00%        360         357      3
2.000                            34.56       69.48       80.00         360         359      1
-----------------------------------------------------------------------------------------------
Total:                           34.56%      70.11%      80.00%        360         359      1
-----------------------------------------------------------------------------------------------

W.A.: 1.937%
Lowest: 1.000%
Highest: 2.000%


----------------------------------------------------------------------------------------------------------------------------------

28. Maximum Rate (ARMs)

-----------------------------------------------------------------------------------------------------------------------------
                                                        Percent
                               Number     Aggregate     of Loans      Average
                                 of        Cut-Off     by Cut-Off     Original     W.A.      W.A.     Min.    W.A.    Max.
                              Mortgage    Principal    Principal     Principal    Gross      Net      FICO    FICO    FICO
Maximum Rate (ARMs)            Loans       Balance      Balance       Balance     Coupon    Coupon    Score   Score   Score
-----------------------------------------------------------------------------------------------------------------------------
9.001 - 10.000                      19   $10,799,284        11.05%     $580,754    4.850%    4.600%     699     760     817
10.001 - 11.000                    136    75,636,230        77.39       558,518    5.601     5.351      636     737     813
11.001 - 12.000                     21    11,301,438        11.56       538,601    6.346     6.096      671     723     799
-----------------------------------------------------------------------------------------------------------------------------
Total:                             176   $97,736,953       100.00%     $558,542    5.604%    5.354%     636     738     817
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------

                                                                    W.A.       W.A.
                                Min.        W.A.        Max.      Original   Remaining   W.A.
                              Original    Original    Original    Term to     Term to    Loan
Maximum Rate (ARMs)             LTV         LTV         LTV       Maturity   Maturity    Age
-----------------------------------------------------------------------------------------------
9.001 - 10.000                   44.78%      71.76%      80.00%        360         359      1
10.001 - 11.000                  34.56       68.63       80.00         360         359      1
11.001 - 12.000                  65.00       78.40       80.00         360         358      2
-----------------------------------------------------------------------------------------------
Total:                           34.56%      70.11%      80.00%        360         359      1
-----------------------------------------------------------------------------------------------

W.A.: 10.604%
Lowest: 9.500%
Highest: 11.750%


----------------------------------------------------------------------------------------------------------------------------------

29. Minimum Rate (ARMs)

-----------------------------------------------------------------------------------------------------------------------------
                                                        Percent
                               Number     Aggregate     of Loans      Average
                                 of        Cut-Off     by Cut-Off     Original     W.A.      W.A.     Min.    W.A.    Max.
                              Mortgage    Principal    Principal     Principal    Gross      Net      FICO    FICO    FICO
Minimum Rate (ARMs)            Loans       Balance      Balance       Balance     Coupon    Coupon    Score   Score   Score
-----------------------------------------------------------------------------------------------------------------------------
2.001 - 2.250                      176   $97,736,953       100.00%     $558,542    5.604%    5.354%     636     738     817
-----------------------------------------------------------------------------------------------------------------------------
Total:                             176   $97,736,953       100.00%     $558,542    5.604%    5.354%     636     738     817
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------

                                                                    W.A.       W.A.
                                Min.        W.A.        Max.      Original   Remaining   W.A.
                              Original    Original    Original    Term to     Term to    Loan
Minimum Rate (ARMs)             LTV         LTV         LTV       Maturity   Maturity    Age
-----------------------------------------------------------------------------------------------
2.001 - 2.250                    34.56%      70.11%      80.00%        360         359      1
-----------------------------------------------------------------------------------------------
Total:                           34.56%      70.11%      80.00%        360         359      1
-----------------------------------------------------------------------------------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%


----------------------------------------------------------------------------------------------------------------------------------

30. Term to Roll (ARMs)

-----------------------------------------------------------------------------------------------------------------------------
                                                        Percent
                               Number     Aggregate     of Loans      Average
                                 of        Cut-Off     by Cut-Off     Original     W.A.      W.A.     Min.    W.A.    Max.
                              Mortgage    Principal    Principal     Principal    Gross      Net      FICO    FICO    FICO
Term to Roll (ARMs)            Loans       Balance      Balance       Balance     Coupon    Coupon    Score   Score   Score
-----------------------------------------------------------------------------------------------------------------------------
49 - 54                              2      $846,000         0.87%     $423,000    5.800%    5.550%     687     699     712
55 - 60                            174    96,890,953        99.13       560,100    5.603     5.353      636     738     817
-----------------------------------------------------------------------------------------------------------------------------
Total:                             176   $97,736,953       100.00%     $558,542    5.604%    5.354%     636     738     817
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------

                                                                    W.A.       W.A.
                                Min.        W.A.        Max.      Original   Remaining   W.A.
                              Original    Original    Original    Term to     Term to    Loan
Term to Roll (ARMs)             LTV         LTV         LTV       Maturity   Maturity    Age
-----------------------------------------------------------------------------------------------
49 - 54                          79.99%      79.99%      79.99%        360         353      7
55 - 60                          34.56       70.02       80.00         360         359      1
-----------------------------------------------------------------------------------------------
Total:                           34.56%      70.11%      80.00%        360         359      1
-----------------------------------------------------------------------------------------------
W.A.: 58.5 months
Lowest: 53 months
Highest: 59 months


----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities LLC

----------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                  BAFC 2005-E: Preliminary Collateral Analysis
                              Total Collateral Pool
                            Collateral Summary Report

                               Jun 29, 2005 23:05

--------------------------------------------------------------------------------

Selection Criteria: blank REJECTED
Table of Contents

1.   General Pool Characteristics
2.   Originator Servicer
3.   Original Balance
4.   Cut-Off Balance
5.   Lien Position
6.   Coupon
7.   Credit Score
8.   PMI Providers
9.   Product Type
10.  Index
11.  Loan Purpose
12.  Property Type
13.  Occupancy Status
14.  Documentation
15.  State
16.  California
17.  Zip Code
18.  Convertible Flag
19.  Buydown Agreement
20.  Delinquency*
21.  OLTV
22.  Cut-Off LTV
23.  Original Term
24.  Cut-Off Remaining Term
25.  Cutoff Loan Age
26.  Gross Margin
27.  Initial Cap (Cross 1-6)
28.  Periodic Cap (Cross 1-6)
29.  Max Neg Am (Cross 7-9)
30.  Payment Cap (Cross 7-9)
31.  Maximum Rate (ARMs)
32.  Cutoff Rollterm

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $1,409,032,983.25
Loan Count: 3,486
Cut-off Date: 2005-06-01
Avg. Loan Balance: $404,197.64
Avg. Orig. Balance: $408,531.72
Accelerated Docs: 100.00%
W.A. FICO: 724
W.A. Orig. LTV: 70.77%
W.A. Cut-Off LTV: 70.30%
W.A. Gross Coupon: 4.406%
W.A. Net Coupon: 4.112%
W.A. Svcg Fee: 0.294%
W.A. Trustee Fee:
W.A. Orig. Term: 360 months
W.A. Rem. Term: 353 months
W.A. Age: 6 months
% over 80 OLTV: 1.76%
% over 100 OLTV: 0.00%
% with PMI: 1.66%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 24.96%
W.A. MI Adjusted LTV: 69.92%
% Second Lien: 0.00%
% with Prepay Penalty: 19.41%
% Balloon: 0.00%
% Conforming: 26.39%
Max. Zipcode Conc.: 0.52%


--------------------------------------------------------------------------------

2. Originator Servicer

Originator

Servicer                                            Percent
Bank of America                                       15.04%
Chase                                                 12.16
Countrywide                                           37.28
Greenpoint Mortgage                                   13.90
NatCity                                                3.88
Wells Fargo                                           17.74
Total:                                               100.00%


--------------------------------------------------------------------------------

3. Original Balance

Original Balance                                    Percent
<= 50,000.00                                           0.02%
50,000.01 - 100,000.00                                 0.78
100,000.01 - 150,000.00                                2.58
150,000.01 - 200,000.00                                4.41
200,000.01 - 250,000.00                                5.39
250,000.01 - 300,000.00                                5.60
300,000.01 - 350,000.00                                5.82
350,000.01 - 400,000.00                               10.42
400,000.01 - 450,000.00                                8.47
450,000.01 - 500,000.00                                8.68
500,000.01 - 550,000.00                                6.27
550,000.01 - 600,000.00                                5.81
600,000.01 - 650,000.00                                6.85
650,000.01 - 700,000.00                                2.23
700,000.01 - 750,000.00                                2.98
750,000.01 - 800,000.00                                2.47
800,000.01 - 850,000.00                                1.39
850,000.01 - 900,000.00                                1.81
900,000.01 - 950,000.00                                1.26
950,000.01 - 1,000,000.00                              7.47
1,000,000.01 - 1,050,000.00                            0.78
1,050,000.01 - 1,100,000.00                            1.88
1,100,000.01 - 1,150,000.00                            0.40
1,150,000.01 - 1,200,000.00                            0.34
1,200,000.01 - 1,250,000.00                            0.43
1,250,000.01 - 1,300,000.00                            1.00
1,300,000.01 - 1,350,000.00                            0.67
1,350,000.01 - 1,400,000.00                            0.20
1,400,000.01 - 1,450,000.00                            0.20
1,450,000.01 - 1,500,000.00                            1.05
1,550,000.01 - 1,600,000.00                            0.08
1,600,000.01 - 1,650,000.00                            0.11
1,700,000.01 - 1,750,000.00                            0.23
1,750,000.01 - 1,800,000.00                            0.25
1,800,000.01 - 1,850,000.00                            0.13
1,950,000.01 - 2,000,000.00                            0.70
over 2,000,000.01                                      0.82
Total:                                               100.00%

Average: $408,531.72
Lowest: $39,200.00
Highest: $3,000,000.00

--------------------------------------------------------------------------------

4. Cut-Off Balance

Cut-Off Balance                                     Percent
<= 50,000.00                                           0.02%
50,000.01 - 100,000.00                                 0.80
100,000.01 - 150,000.00                                2.58
150,000.01 - 200,000.00                                4.43
200,000.01 - 250,000.00                                5.41
250,000.01 - 300,000.00                                5.62
300,000.01 - 350,000.00                                5.94
350,000.01 - 400,000.00                               10.67
400,000.01 - 450,000.00                                8.32
450,000.01 - 500,000.00                                8.85
500,000.01 - 550,000.00                                6.21
550,000.01 - 600,000.00                                5.98
600,000.01 - 650,000.00                                6.82
650,000.01 - 700,000.00                                2.16
700,000.01 - 750,000.00                                2.90
750,000.01 - 800,000.00                                2.48
800,000.01 - 850,000.00                                1.40
850,000.01 - 900,000.00                                1.99
900,000.01 - 950,000.00                                1.45
950,000.01 - 1,000,000.00                              6.92
1,000,000.01 - 1,050,000.00                            0.66
1,050,000.01 - 1,100,000.00                            1.76
1,100,000.01 - 1,150,000.00                            0.48
1,150,000.01 - 1,200,000.00                            0.34
1,200,000.01 - 1,250,000.00                            0.52
1,250,000.01 - 1,300,000.00                            0.91
1,300,000.01 - 1,350,000.00                            0.67
1,350,000.01 - 1,400,000.00                            0.20
1,400,000.01 - 1,450,000.00                            0.31
1,450,000.01 - 1,500,000.00                            0.95
1,500,000.01 - 1,550,000.00                            0.11
1,550,000.01 - 1,600,000.00                            0.11
1,700,000.01 - 1,750,000.00                            0.12
1,750,000.01 - 1,800,000.00                            0.25
1,800,000.01 - 1,850,000.00                            0.13
1,900,000.01 - 1,950,000.00                            0.14
1,950,000.01 - 2,000,000.00                            0.56
>= 2,000,000.01                                        0.82
Total:                                               100.00%

Average: $404,197.64
Lowest: $39,160.97
Highest: $3,000,000.00

--------------------------------------------------------------------------------

5. Lien Position

Lien Position                                       Percent
1`                                                   100.00%
Total:                                               100.00%

--------------------------------------------------------------------------------

6. Coupon

Coupon                                              Percent
0.751 - 1.000                                         12.33%
1.001 - 1.250                                          0.38
1.251 - 1.500                                          2.67
1.501 - 1.750                                          4.45
1.751 - 2.000                                          0.43
2.001 - 2.250                                          1.12
2.251 - 2.500                                          0.08
2.501 - 2.750                                          0.08
2.751 - 3.000                                          0.01
3.001 - 3.250                                          0.05
3.501 - 3.750                                          1.13
3.751 - 4.000                                          3.03
4.001 - 4.250                                          7.09
4.251 - 4.500                                         11.08
4.501 - 4.750                                          2.32
4.751 - 5.000                                          4.16
5.001 - 5.250                                          8.08
5.251 - 5.500                                         11.03
5.501 - 5.750                                          9.18
5.751 - 6.000                                         11.18
6.001 - 6.250                                          3.99
6.251 - 6.500                                          3.54
6.501 - 6.750                                          1.25
6.751 - 7.000                                          0.98
7.001 - 7.250                                          0.21
7.251 - 7.500                                          0.08
7.501 - 7.750                                          0.06
Total:                                               100.00%

W.A.: 4.406
Lowest: 1.000
Highest: 7.750

--------------------------------------------------------------------------------

7. Credit Score

Credit Score                                        Percent
800 - 849                                              2.40%
750 - 799                                             30.48
700 - 749                                             35.19
650 - 699                                             26.74
600 - 649                                              5.10
N/A                                                    0.09
Total:                                               100.00%

W.A.: 724
Lowest: 607
Highest: 819

--------------------------------------------------------------------------------

8. PMI Providers

PMI Providers                                       Percent
NONE                                                  98.34%
PMIC                                                   0.32
GEMIC                                                  0.29
RGIC                                                   0.28
MGIC                                                   0.26
UGRIC                                                  0.22
RMIC                                                   0.18
TGIC                                                   0.09
Future Release                                         0.04
Total:                                               100.00%


--------------------------------------------------------------------------------

9. Product Type

Product Type                                        Percent
10/20 1YR CMT                                          3.48%
10/20 1YR LIBOR                                        4.06
10/20 1YR LIBOR - IO                                   0.61
10/20 6 MO LIBOR - IO                                  0.08
10/5 1YR LIBOR                                         0.03
1MO COFI NPP                                          11.55
1MO COFI PP1H                                          5.20
1MO COFI PP1S                                          0.01
1MO COFI PP3H                                          5.30
1MO COFI PP3S                                          1.59
1MO LIBOR NPP                                          3.43
1MO LIBOR PP1H                                         3.57
1MO LIBOR PP3H                                         0.02
2/28 6 MO LIBOR - IO                                   0.28
3/27 1YR CMT                                           0.03
3/27 1YR LIBOR                                         0.86
3/27 1YR LIBOR - IO                                    6.50
3/27 6 MO LIBOR                                        0.15
3/27 6 MO LIBOR - IO                                  11.49
5/10 1YR LIBOR                                         0.02
5/15 1YR CMT                                           0.05
5/15 1YR CMT - IO                                      0.09
5/20 1YR CMT - IO                                      0.03
5/20 1YR LIBOR                                         0.03
5/25 1YR CMT                                           6.92
5/25 1YR CMT - IO                                     10.65
5/25 1YR LIBOR                                         5.01
5/25 1YR LIBOR - IO                                    8.37
5/25 6 MO LIBOR                                        0.03
5/25 6 MO LIBOR - IO                                   1.74
6 MO LIBOR - IO                                        3.88
7/23 1YR CMT                                           0.04
7/23 1YR LIBOR                                         4.65
7/23 1YR LIBOR - IO                                    0.14
7/23 6 MO LIBOR                                        0.04
7/23 6 MO LIBOR - IO                                   0.10
Total:                                               100.00%


--------------------------------------------------------------------------------

10. Index

Index                                               Percent
1YR LIBOR                                             30.27%
1MO COFI                                              23.64
1YR CMT                                               21.28
6MO LIBOR                                             17.78
1MO LIBOR                                              7.03
Total:                                               100.00%


--------------------------------------------------------------------------------

11. Loan Purpose

Loan Purpose                                        Percent

Purchase                                              47.45%
Refinance-Rate/Term                                   27.82
Refinance-Cashout                                     24.73
Total:                                               100.00%

--------------------------------------------------------------------------------

12. Property Type

Property Type                                       Percent
SFR                                                   65.91%
PUD                                                   19.32
Condominium                                           10.50
2-Family                                               1.88
Cooperative                                            1.48
4-Family                                               0.56
3-Family                                               0.31
Townhouse                                              0.03
Total:                                               100.00%


--------------------------------------------------------------------------------

13. Occupancy Status

Occupancy Status                                    Percent
Primary                                               87.36%
Secondary                                              6.64
Investor                                               6.00
Total:                                               100.00%

--------------------------------------------------------------------------------

14. Documentation

Documentation                                       Percent
Full                                                  26.69%
Reduced                                               25.87
Stated Income                                         11.38
Stated                                                 9.76
No Doc                                                 6.72
Asset Only                                             5.99
Alternative                                            4.46
Full/Alt                                               2.46
SISA                                                   1.88
Stated/VOA                                             1.42
Other                                                  3.36
Total:                                               100.00%


--------------------------------------------------------------------------------

15. State

State                                               Percent
California                                            52.93%
Florida                                                7.03
New York                                               4.90
Nevada                                                 3.55
Virginia                                               2.97
Other                                                 28.62
Total:                                               100.00%


--------------------------------------------------------------------------------

16. California

California                                          Percent
Northern California                                   44.81%
Southern California                                   55.19
Total:                                               100.00%

--------------------------------------------------------------------------------

17. Zip Code

Zip Code                                            Percent
92657`                                                 0.52%
94301`                                                 0.44
90210`                                                 0.42
85253`                                                 0.41
91356`                                                 0.38
Other                                                 97.83
Total:                                               100.00%


--------------------------------------------------------------------------------

18. Convertible Flag

Convertible Flag                                    Percent
N                                                    100.00%
Total:                                               100.00%

--------------------------------------------------------------------------------

19. Buydown Agreement

Buydown Agreement                                   Percent
N                                                     99.82%
Y                                                      0.18
Total:                                               100.00%

--------------------------------------------------------------------------------

20. Delinquency*

Delinquency*                                        Percent
0-29 days                                            100.00%
Total:                                               100.00%

* MBA method

--------------------------------------------------------------------------------

21. OLTV

OLTV                                                Percent
<= 20.00                                               0.27%
20.01 - 30.00                                          1.38
30.01 - 40.00                                          2.28
40.01 - 50.00                                          5.40
50.01 - 60.00                                          9.43
60.01 - 70.00                                         17.47
70.01 - 80.00                                         62.01
80.01 - 90.00                                          1.38
90.01 - 100.00                                         0.38
Total:                                               100.00%

W.A.: 70.77%
Lowest: 10.49%
Highest: 95.00%

--------------------------------------------------------------------------------

22. Cut-Off LTV

Cut-Off LTV                                         Percent
<= 20.00                                               0.44%
20.01 - 30.00                                          1.32
30.01 - 40.00                                          2.53
40.01 - 50.00                                          5.53
50.01 - 60.00                                          9.70
60.01 - 70.00                                         17.22
70.01 - 80.00                                         59.63
80.01 - 90.00                                          3.23
90.01 - 100.00                                         0.41
Total:                                               100.00%

W.A.: 70.30%
Lowest: 2.91%
Highest: 94.92%

--------------------------------------------------------------------------------

23. Original Term

Original Term                                       Percent
180`                                                   0.05%
240`                                                   0.14
300`                                                   0.06
360`                                                  99.75
Total:                                               100.00%

W.A.: 359.7 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cut-Off Remaining Term

Cut-Off Remaining Term                              Percent
121 - 168                                              0.03%
175 - 180                                              0.02
181 - 228                                              0.14
241 - 288                                              0.03
295 - 300                                              0.03
301 - 342                                             17.96
343 - 348                                              4.35
349 - 354                                              5.87
355 - 360                                             71.57
Total:                                               100.00%

W.A.: 353.3 months
Lowest: 159 months
Highest: 360 months

--------------------------------------------------------------------------------

25. Cutoff Loan Age

Cutoff Loan Age                                     Percent
0`                                                     0.07%
1 - 6`                                                72.50
7 - 12`                                                5.88
13 - 18`                                               3.89
19 - 24`                                              15.42
25 - 30`                                               2.22
31 - 36`                                               0.02
Total:                                               100.00%

W.A.: 6.4 months
Lowest: 0 months
Highest: 31 months

--------------------------------------------------------------------------------

26. Gross Margin

Gross Margin                                        Percent
0.751 - 1.000                                          0.01%
1.001 - 1.250                                          0.06
1.251 - 1.500                                          0.23
1.501 - 1.750                                          0.24
1.751 - 2.000                                          0.24
2.001 - 2.250                                         49.34
2.251 - 2.500                                          4.03
2.501 - 2.750                                         20.35
2.751 - 3.000                                          4.56
3.001 - 3.250                                          5.87
3.251 - 3.500                                          6.29
3.501 - 3.750                                          3.73
3.751 - 4.000                                          2.82
4.001 - 4.250                                          2.18
4.251 - 4.500                                          0.04
Total:                                               100.00%

W.A.: 2.645%
Lowest: 0.975%
Highest: 4.475%

--------------------------------------------------------------------------------

27. Initial Cap (Cross 1-6)

Initial Cap (Cross 1-6)                             Percent
2.000`                                                10.75%
3.000`                                                 0.75
5.000`                                                82.91
99.999`                                                5.60
Total:                                               100.00%

W.A.: 4.643%
Lowest: 0.000%
Highest: 5.000%

--------------------------------------------------------------------------------

28. Periodic Cap (Cross 1-6)

Periodic Cap (Cross 1-6)                            Percent
1.000`                                                20.05%
2.000`                                                74.35
99.999`                                                5.60
Total:                                               100.00%

W.A.: 1.788%
Lowest: 0.000%
Highest: 2.000%

--------------------------------------------------------------------------------

29. Max Neg Am (Cross 7-9)

Max Neg Am (Cross 7-9)                              Percent
110`                                                   0.89%
115`                                                  99.11
Total:                                               100.00%

--------------------------------------------------------------------------------

30. Payment Cap (Cross 7-9)

Payment Cap (Cross 7-9)                             Percent
7.50`                                                100.00%
Total:                                               100.00%

--------------------------------------------------------------------------------

31. Maximum Rate (ARMs)

Maximum Rate (ARMs)                                 Percent
8.875`                                                 0.03%
9.000`                                                 0.21
9.125`                                                 0.29
9.250`                                                 6.73
9.375`                                                 5.94
9.500`                                                 5.04
9.625`                                                 0.82
9.750`                                                 1.16
9.875`                                                 1.78
9.950`                                                30.48
10.000`                                                1.52
10.125`                                                3.00
10.250`                                                3.00
10.325`                                                0.11
10.375`                                                2.74
10.500`                                                3.42
10.625`                                                1.73
10.750`                                                2.29
10.875`                                                2.75
10.950`                                                0.04
11.000`                                                1.34
11.125`                                                0.95
11.250`                                                1.66
11.375`                                                1.24
11.500`                                                2.24
11.625`                                                1.72
11.750`                                                2.27
11.875`                                                3.02
12.000`                                                5.77
12.125`                                                1.05
12.250`                                                0.94
12.375`                                                1.45
12.500`                                                1.19
12.625`                                                0.46
12.750`                                                0.40
12.875`                                                0.65
13.000`                                                0.25
13.125`                                                0.12
13.250`                                                0.06
13.375`                                                0.06
13.750`                                                0.06
Total:                                               100.00%

W.A.: 10.453%
Lowest: 8.875%
Highest: 13.750%

--------------------------------------------------------------------------------

32. Cutoff Rollterm

Cutoff Rollterm                                     Percent
1 - 6                                                 34.55%
19 - 24                                                0.28
25 - 30                                                0.05
31 - 36                                               19.13
37 - 42                                               12.29
43 - 48                                                2.86
49 - 54                                                2.20
55 - 60                                               15.44
73 - 78                                                0.12
79 - 84                                                4.85
85 - 90                                                0.02
91 - 96                                                2.72
97 - 102                                               2.98
103 or greater                                         2.53
Total:                                               100.00%

W.A.: 35.7 months
Lowest: 1 months
Highest: 119 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                   BAFC 2005-E

                               Cross Groups 1 - 6
                            Collateral Summary Report

                               Jun 29, 2005 23:05

--------------------------------------------------------------------------------

Selection Criteria: blank REJECTED; CROSS ss '1'
Table of Contents

1.   General Pool Characteristics
2.   Originator Servicer
3.   Original Balance
4.   Cut-Off Balance
5.   Lien Position
6.   Coupon
7.   Credit Score
8.   PMI Providers
9.   Product Type
10.  Index
11.  Loan Purpose
12.  Property Type
13.  Occupancy Status
14.  Documentation
15.  State
16.  California
17.  Zip Code
18.  Convertible Flag
19.  Buydown Agreement
20.  Delinquency*
21.  OLTV
22.  Cut-Off LTV
23.  Original Term
24.  Cut-Off Remaining Term
25.  Cutoff Loan Age
26.  Gross Margin
27.  Initial Cap (ARMs)
28.  Periodic Cap (ARMs)
29.  Maximum Rate (ARMs)
30.  Cutoff Rollterm

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $976,930,883.64
Loan Count: 2,168
Cut-off Date: 2005-06-01
Avg. Loan Balance: $450,613.88
Avg. Orig. Balance: $457,137.36
Accelerated Docs: 100.00%
W.A. FICO: 731
W.A. Orig. LTV: 68.85%
W.A. Cut-Off LTV: 68.23%
W.A. Gross Coupon: 5.220%
W.A. Net Coupon: 4.961%
W.A. Svcg Fee: 0.258%
W.A. Trustee Fee:
W.A. Orig. Term: 360 months
W.A. Rem. Term: 351 months
W.A. Age: 8 months
% over 80 OLTV: 1.37%
% over 100 OLTV: 0.00%
% with PMI: 1.29%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 24.31%
W.A. MI Adjusted LTV: 67.95%
% Second Lien: 0.00%
% with Prepay Penalty: 5.39%
% Balloon: 0.00%
% Conforming: 18.94%
Max. Zipcode Conc.: 0.74%

--------------------------------------------------------------------------------

2. Originator Servicer

Originator

Servicer                                            Percent
Bank of America                                       21.69%
Chase                                                 17.54
Countrywide                                            9.54
Greenpoint Mortgage                                   20.05
NatCity                                                5.60
Wells Fargo                                           25.58
Total:                                               100.00%


--------------------------------------------------------------------------------

3. Original Balance

Original Balance                                    Percent
<= 50,000.00                                           0.01%
50,000.01 - 100,000.00                                 0.56
100,000.01 - 150,000.00                                2.20
150,000.01 - 200,000.00                                2.89
200,000.01 - 250,000.00                                3.83
250,000.01 - 300,000.00                                4.09
300,000.01 - 350,000.00                                4.25
350,000.01 - 400,000.00                                9.13
400,000.01 - 450,000.00                                8.51
450,000.01 - 500,000.00                                8.60
500,000.01 - 550,000.00                                6.53
550,000.01 - 600,000.00                                6.20
600,000.01 - 650,000.00                                7.88
650,000.01 - 700,000.00                                2.39
700,000.01 - 750,000.00                                3.33
750,000.01 - 800,000.00                                3.08
800,000.01 - 850,000.00                                1.50
850,000.01 - 900,000.00                                2.07
900,000.01 - 950,000.00                                1.53
950,000.01 - 1,000,000.00                              9.66
1,000,000.01 - 1,050,000.00                            1.02
1,050,000.01 - 1,100,000.00                            2.71
1,100,000.01 - 1,150,000.00                            0.57
1,150,000.01 - 1,200,000.00                            0.36
1,200,000.01 - 1,250,000.00                            0.63
1,250,000.01 - 1,300,000.00                            1.44
1,300,000.01 - 1,350,000.00                            0.68
1,350,000.01 - 1,400,000.00                            0.28
1,400,000.01 - 1,450,000.00                            0.29
1,450,000.01 - 1,500,000.00                            0.91
1,550,000.01 - 1,600,000.00                            0.12
1,600,000.01 - 1,650,000.00                            0.16
1,700,000.01 - 1,750,000.00                            0.34
1,750,000.01 - 1,800,000.00                            0.18
1,800,000.01 - 1,850,000.00                            0.19
1,950,000.01 - 2,000,000.00                            1.01
over 2,000,000.01                                      0.87
Total:                                               100.00%

Average: $457,137.36
Lowest: $39,200.00
Highest: $3,000,000.00

--------------------------------------------------------------------------------

4. Cut-Off Balance

Cut-Off Balance                                     Percent
<= 50,000.00                                           0.01%
50,000.01 - 100,000.00                                 0.58
100,000.01 - 150,000.00                                2.21
150,000.01 - 200,000.00                                2.92
200,000.01 - 250,000.00                                3.86
250,000.01 - 300,000.00                                4.15
300,000.01 - 350,000.00                                4.39
350,000.01 - 400,000.00                                9.58
400,000.01 - 450,000.00                                8.17
450,000.01 - 500,000.00                                8.88
500,000.01 - 550,000.00                                6.44
550,000.01 - 600,000.00                                6.44
600,000.01 - 650,000.00                                7.83
650,000.01 - 700,000.00                                2.28
700,000.01 - 750,000.00                                3.21
750,000.01 - 800,000.00                                3.11
800,000.01 - 850,000.00                                1.52
850,000.01 - 900,000.00                                2.33
900,000.01 - 950,000.00                                1.81
950,000.01 - 1,000,000.00                              8.87
1,000,000.01 - 1,050,000.00                            0.84
1,050,000.01 - 1,100,000.00                            2.55
1,100,000.01 - 1,150,000.00                            0.69
1,150,000.01 - 1,200,000.00                            0.48
1,200,000.01 - 1,250,000.00                            0.63
1,250,000.01 - 1,300,000.00                            1.31
1,300,000.01 - 1,350,000.00                            0.68
1,350,000.01 - 1,400,000.00                            0.28
1,400,000.01 - 1,450,000.00                            0.44
1,450,000.01 - 1,500,000.00                            0.76
1,500,000.01 - 1,550,000.00                            0.16
1,550,000.01 - 1,600,000.00                            0.16
1,700,000.01 - 1,750,000.00                            0.18
1,750,000.01 - 1,800,000.00                            0.18
1,800,000.01 - 1,850,000.00                            0.19
1,900,000.01 - 1,950,000.00                            0.20
1,950,000.01 - 2,000,000.00                            0.81
>= 2,000,000.01                                        0.87
Total:                                               100.00%

Average: $450,613.88
Lowest: $39,160.97
Highest: $3,000,000.00

--------------------------------------------------------------------------------

5. Lien Position

Lien Position                                       Percent
1`                                                   100.00%
Total:                                               100.00%

--------------------------------------------------------------------------------

6. Coupon

Coupon                                              Percent
3.501 - 3.750                                          1.58%
3.751 - 4.000                                          4.37
4.001 - 4.250                                         10.17
4.251 - 4.500                                         15.92
4.501 - 4.750                                          3.27
4.751 - 5.000                                          5.11
5.001 - 5.250                                          9.86
5.251 - 5.500                                         12.82
5.501 - 5.750                                         10.55
5.751 - 6.000                                         12.37
6.001 - 6.250                                          5.36
6.251 - 6.500                                          4.90
6.501 - 6.750                                          1.81
6.751 - 7.000                                          1.41
7.001 - 7.250                                          0.30
7.251 - 7.500                                          0.11
7.501 - 7.750                                          0.09
Total:                                               100.00%

W.A.: 5.220
Lowest: 3.625
Highest: 7.750

--------------------------------------------------------------------------------

7. Credit Score

Credit Score                                        Percent
800 - 849                                              2.43%
750 - 799                                             35.81
700 - 749                                             36.12
650 - 699                                             22.78
600 - 649                                              2.73
N/A                                                    0.13
Total:                                               100.00%

W.A.: 731
Lowest: 607
Highest: 819

--------------------------------------------------------------------------------

8. PMI Providers

PMI Providers                                       Percent
NONE                                                  98.71%
GEMIC                                                  0.37
MGIC                                                   0.22
UGRIC                                                  0.21
RMIC                                                   0.19
RGIC                                                   0.13
PMIC                                                   0.12
Future Release                                         0.06
Total:                                               100.00%


--------------------------------------------------------------------------------

9. Product Type

Product Type                                        Percent
10/20 1YR CMT                                          5.02%
10/20 1YR LIBOR                                        5.85
10/20 1YR LIBOR - IO                                   0.88
10/20 6 MO LIBOR - IO                                  0.12
10/5 1YR LIBOR                                         0.04
2/28 6 MO LIBOR - IO                                   0.40
3/27 1YR CMT                                           0.04
3/27 1YR LIBOR                                         1.24
3/27 1YR LIBOR - IO                                    9.37
3/27 6 MO LIBOR                                        0.21
3/27 6 MO LIBOR - IO                                  16.58
5/10 1YR LIBOR                                         0.03
5/15 1YR CMT                                           0.07
5/15 1YR CMT - IO                                      0.14
5/20 1YR CMT - IO                                      0.04
5/20 1YR LIBOR                                         0.04
5/25 1YR CMT                                           9.98
5/25 1YR CMT - IO                                     15.36
5/25 1YR LIBOR                                         7.23
5/25 1YR LIBOR - IO                                   12.07
5/25 6 MO LIBOR                                        0.04
5/25 6 MO LIBOR - IO                                   2.50
6 MO LIBOR - IO                                        5.60
7/23 1YR CMT                                           0.06
7/23 1YR LIBOR                                         6.71
7/23 1YR LIBOR - IO                                    0.20
7/23 6 MO LIBOR                                        0.06
7/23 6 MO LIBOR - IO                                   0.14
Total:                                               100.00%


--------------------------------------------------------------------------------

10. Index

Index                                               Percent
1YR LIBOR                                             43.66%
1YR CMT                                               30.69
6MO LIBOR                                             25.65
Total:                                               100.00%

--------------------------------------------------------------------------------

11. Loan Purpose

Loan Purpose                                        Percent
Purchase                                              48.93%
Refinance-Rate/Term                                   33.09
Refinance-Cashout                                     17.98
Total:                                               100.00%

--------------------------------------------------------------------------------

12. Property Type

Property Type                                       Percent
SFR                                                   67.62%
PUD                                                   17.16
Condominium                                           11.21
Cooperative                                            2.14
2-Family                                               1.41
3-Family                                               0.23
4-Family                                               0.19
Townhouse                                              0.04
Total:                                               100.00%


--------------------------------------------------------------------------------

13. Occupancy Status

Occupancy Status                                    Percent

Primary                                               90.46%
Secondary                                              7.35
Investor                                               2.18
Total:                                               100.00%

--------------------------------------------------------------------------------

14. Documentation

Documentation                                       Percent
Full                                                  31.53%
Stated Income                                         16.41
Stated                                                14.07
No Doc                                                 9.70
Asset Only                                             8.64
Reduced                                                7.33
Full/Alt                                               3.54
Stated/VOA                                             2.05
Paper Saver                                            1.68
Alternative                                            1.59
Other                                                  3.46
Total:                                               100.00%


--------------------------------------------------------------------------------

15. State

State                                               Percent
California                                            53.28%
New York                                               6.67
Florida                                                5.83
Virginia                                               3.33
Illinois                                               2.95
Other                                                 27.95
Total:                                               100.00%


--------------------------------------------------------------------------------

16. California

California                                          Percent

Northern California                                   46.79%
Southern California                                   53.21
Total:                                               100.00%

--------------------------------------------------------------------------------

17. Zip Code

Zip Code                                            Percent
92657`                                                 0.74%
90210`                                                 0.61
85253`                                                 0.60
92651`                                                 0.54
92253`                                                 0.50
Other                                                 97.01
Total:                                               100.00%


--------------------------------------------------------------------------------

18. Convertible Flag

Convertible Flag                                    Percent
N                                                    100.00%
Total:                                               100.00%

--------------------------------------------------------------------------------

19. Buydown Agreement

Buydown Agreement                                   Percent
N                                                     99.74%
Y                                                      0.26
Total:                                               100.00%

--------------------------------------------------------------------------------

20. Delinquency*

Delinquency*                                        Percent
0-29 days                                            100.00%
Total:                                               100.00%

* MBA method

--------------------------------------------------------------------------------

21. OLTV

OLTV                                                Percent
<= 20.00                                               0.39%
20.01 - 30.00                                          1.87
30.01 - 40.00                                          3.02
40.01 - 50.00                                          7.15
50.01 - 60.00                                         11.16
60.01 - 70.00                                         18.78
70.01 - 80.00                                         56.26
80.01 - 90.00                                          1.24
90.01 - 100.00                                         0.13
Total:                                               100.00%

W.A.: 68.85%
Lowest: 10.49%
Highest: 95.00%

--------------------------------------------------------------------------------

22. Cut-Off LTV

Cut-Off LTV                                         Percent
<= 20.00                                               0.63%
20.01 - 30.00                                          1.78
30.01 - 40.00                                          3.38
40.01 - 50.00                                          7.33
50.01 - 60.00                                         11.54
60.01 - 70.00                                         18.52
70.01 - 80.00                                         55.55
80.01 - 90.00                                          1.14
90.01 - 100.00                                         0.13
Total:                                               100.00%

W.A.: 68.23%
Lowest: 2.91%
Highest: 94.89%

--------------------------------------------------------------------------------

23. Original Term

Original Term                                       Percent
180`                                                   0.07%
240`                                                   0.21
300`                                                   0.08
360`                                                  99.64
Total:                                               100.00%

W.A.: 359.6 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cut-Off Remaining Term

Cut-Off Remaining Term                              Percent
121 - 168                                              0.04%
175 - 180                                              0.03
181 - 228                                              0.21
241 - 288                                              0.04
295 - 300                                              0.04
301 - 342                                             25.90
343 - 348                                              6.28
349 - 354                                              3.89
355 - 360                                             63.57
Total:                                               100.00%

W.A.: 351.5 months
Lowest: 159 months
Highest: 359 months

--------------------------------------------------------------------------------

25. Cutoff Loan Age

Cutoff Loan Age                                     Percent
1 - 6                                                 64.94%
7 - 12                                                 3.99
13 - 18                                                5.62
19 - 24                                               22.23
25 - 30                                                3.20
31 - 36                                                0.02
Total:                                               100.00%

W.A.: 8.1 months
Lowest: 1 months
Highest: 31 months

--------------------------------------------------------------------------------

26. Gross Margin

Gross Margin                                        Percent
2.001 - 2.250                                         70.57%
2.251 - 2.500                                          3.47
2.501 - 2.750                                         25.96
Total:                                               100.00%

W.A.: 2.381%
Lowest: 2.125%
Highest: 2.750%

--------------------------------------------------------------------------------

27. Initial Cap (ARMs)

Initial Cap (ARMs)                                  Percent
2.000`                                                10.75%
3.000`                                                 0.75
5.000`                                                82.91
99.999`                                                5.60
Total:                                               100.00%

W.A.: 4.643%
Lowest: 0.000%
Highest: 5.000%

--------------------------------------------------------------------------------

28. Periodic Cap (ARMs)

Periodic Cap (ARMs)                                 Percent
1.000`                                                20.05%
2.000`                                                74.35
99.999`                                                5.60
Total:                                               100.00%

W.A.: 1.788%
Lowest: 0.000%
Highest: 2.000%

--------------------------------------------------------------------------------

29. Maximum Rate (ARMs)

Maximum Rate (ARMs)                                 Percent
8.875`                                                 0.04%
9.000`                                                 0.30
9.125`                                                 0.42
9.250`                                                 9.71
9.375`                                                 8.57
9.500`                                                 7.27
9.625`                                                 1.18
9.750`                                                 1.67
9.875`                                                 2.56
10.000`                                                2.20
10.125`                                                4.33
10.250`                                                4.33
10.375`                                                3.95
10.500`                                                4.94
10.625`                                                2.49
10.750`                                                3.30
10.875`                                                3.96
11.000`                                                1.87
11.125`                                                1.37
11.250`                                                2.39
11.375`                                                1.79
11.500`                                                3.24
11.625`                                                2.48
11.750`                                                3.28
11.875`                                                4.36
12.000`                                                8.32
12.125`                                                1.52
12.250`                                                1.36
12.375`                                                2.09
12.500`                                                1.72
12.625`                                                0.66
12.750`                                                0.57
12.875`                                                0.94
13.000`                                                0.36
13.125`                                                0.17
13.250`                                                0.09
13.375`                                                0.09
13.750`                                                0.09
Total:                                               100.00%

W.A.: 10.673%
Lowest: 8.875%
Highest: 13.750%

--------------------------------------------------------------------------------

30. Cutoff Rollterm

Cutoff Rollterm                                     Percent
1 - 6                                                  5.60%
19 - 24                                                0.40
25 - 30                                                0.07
31 - 36                                               27.59
37 - 42                                               17.72
43 - 48                                                4.13
49 - 54                                                3.17
55 - 60                                               22.27
73 - 78                                                0.18
79 - 84                                                6.99
85 - 90                                                0.02
91 - 96                                                3.93
97 - 102                                               4.30
103 or greater                                         3.66
Total:                                               100.00%

W.A.: 51.0 months
Lowest: 1 months
Highest: 119 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.


                            Global Structured Finance

                                   BAFC 2005-E

                               Cross Groups 7 - 9
                            Collateral Summary Report

                               Jun 29, 2005 23:06

--------------------------------------------------------------------------------

Selection Criteria: blank REJECTED; CROSS ss '2'
Table of Contents

1.   General Pool Characteristics
2.   Originator Servicer
3.   Original Balance
4.   Cut-Off Balance
5.   Lien Position
6.   Coupon
7.   Credit Score
8.   PMI Providers
9.   Product Type
10.  Index
11.  Loan Purpose
12.  Property Type
13.  Occupancy Status
14.  Documentation
15.  State
16.  California
17.  Zip Code
18.  Convertible Flag
19.  Buydown Agreement
20.  Delinquency*
21.  OLTV
22.  Cut-Off LTV
23.  Original Term
24.  Cut-Off Remaining Term
25.  Cutoff Loan Age
26.  Gross Margin
27.  Max Neg Am Percentage (ARMs)
28.  Payment Cap (ARMs)
29.  Maximum Rate (ARMs)
30.  Cutoff Rollterm
31.  Teaser Period

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $432,102,099.61
Loan Count: 1,318
Cut-off Date: 2005-06-01
Avg. Loan Balance: $327,846.81
Avg. Orig. Balance: $328,579.49
Accelerated Docs: 100.00%
W.A. FICO: 708
W.A. Orig. LTV: 75.13%
W.A. Cut-Off LTV: 74.99%
W.A. Gross Coupon: 2.568%
W.A. Net Coupon: 2.191%
W.A. Svcg Fee: 0.375%
W.A. Trustee Fee:
W.A. Orig. Term: 360 months
W.A. Rem. Term: 358 months
W.A. Age: 2 months
% over 80 OLTV: 2.64%
% over 100 OLTV: 0.00%
% with PMI: 2.52%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 25.71%
W.A. MI Adjusted LTV: 74.40%
% Second Lien: 0.00%
% with Prepay Penalty: 51.13%
% Balloon: 0.00%
% Conforming: 43.23%
Max. Zipcode Conc.: 0.74%


--------------------------------------------------------------------------------

2. Originator Servicer

Originator

Servicer                                            Percent
Countrywide                                          100.00%
Total:                                               100.00%

--------------------------------------------------------------------------------

3. Original Balance

Original Balance                                    Percent
<= 50,000.00                                           0.04%
50,000.01 - 100,000.00                                 1.26
100,000.01 - 150,000.00                                3.45
150,000.01 - 200,000.00                                7.85
200,000.01 - 250,000.00                                8.93
250,000.01 - 300,000.00                                9.02
300,000.01 - 350,000.00                                9.39
350,000.01 - 400,000.00                               13.34
400,000.01 - 450,000.00                                8.38
450,000.01 - 500,000.00                                8.88
500,000.01 - 550,000.00                                5.70
550,000.01 - 600,000.00                                4.94
600,000.01 - 650,000.00                                4.54
650,000.01 - 700,000.00                                1.88
700,000.01 - 750,000.00                                2.19
750,000.01 - 800,000.00                                1.08
800,000.01 - 850,000.00                                1.13
850,000.01 - 900,000.00                                1.22
900,000.01 - 950,000.00                                0.65
950,000.01 - 1,000,000.00                              2.51
1,000,000.01 - 1,050,000.00                            0.24
1,150,000.01 - 1,200,000.00                            0.28
1,300,000.01 - 1,350,000.00                            0.62
1,450,000.01 - 1,500,000.00                            1.38
1,750,000.01 - 1,800,000.00                            0.41
over 2,000,000.01                                      0.69
Total:                                               100.00%

Average: $328,579.49
Lowest: $40,000.00
Highest: $3,000,000.00

--------------------------------------------------------------------------------

4. Cut-Off Balance

Cut-Off Balance                                     Percent
<= 50,000.00                                           0.04%
50,000.01 - 100,000.00                                 1.30
100,000.01 - 150,000.00                                3.42
150,000.01 - 200,000.00                                7.85
200,000.01 - 250,000.00                                8.92
250,000.01 - 300,000.00                                8.95
300,000.01 - 350,000.00                                9.46
350,000.01 - 400,000.00                               13.15
400,000.01 - 450,000.00                                8.67
450,000.01 - 500,000.00                                8.78
500,000.01 - 550,000.00                                5.70
550,000.01 - 600,000.00                                4.94
600,000.01 - 650,000.00                                4.54
650,000.01 - 700,000.00                                1.88
700,000.01 - 750,000.00                                2.19
750,000.01 - 800,000.00                                1.08
800,000.01 - 850,000.00                                1.13
850,000.01 - 900,000.00                                1.22
900,000.01 - 950,000.00                                0.65
950,000.01 - 1,000,000.00                              2.51
1,000,000.01 - 1,050,000.00                            0.24
1,200,000.01 - 1,250,000.00                            0.28
1,300,000.01 - 1,350,000.00                            0.62
1,450,000.01 - 1,500,000.00                            1.38
1,750,000.01 - 1,800,000.00                            0.41
>= 2,000,000.01                                        0.69
Total:                                               100.00%

Average: $327,846.81
Lowest: $39,830.74
Highest: $2,996,856.80

--------------------------------------------------------------------------------

5. Lien Position

Lien Position                                       Percent
1`                                                   100.00%
Total:                                               100.00%

--------------------------------------------------------------------------------

6. Coupon

Coupon                                              Percent
0.751 - 1.000                                         40.22%
1.001 - 1.250                                          1.25
1.251 - 1.500                                          8.70
1.501 - 1.750                                         14.50
1.751 - 2.000                                          1.39
2.001 - 2.250                                          3.65
2.251 - 2.500                                          0.25
2.501 - 2.750                                          0.25
2.751 - 3.000                                          0.04
3.001 - 3.250                                          0.17
3.501 - 3.750                                          0.10
4.001 - 4.250                                          0.13
4.251 - 4.500                                          0.15
4.501 - 4.750                                          0.17
4.751 - 5.000                                          2.04
5.001 - 5.250                                          4.05
5.251 - 5.500                                          6.98
5.501 - 5.750                                          6.08
5.751 - 6.000                                          8.51
6.001 - 6.250                                          0.90
6.251 - 6.500                                          0.46
Total:                                               100.00%

W.A.: 2.568
Lowest: 1.000
Highest: 6.500

--------------------------------------------------------------------------------

7. Credit Score

Credit Score                                        Percent
800 - 849                                              2.32%
750 - 799                                             18.45
700 - 749                                             33.09
650 - 699                                             35.68
600 - 649                                             10.47
Total:                                               100.00%

W.A.: 708

Lowest: 611
Highest: 816

--------------------------------------------------------------------------------

8. PMI Providers

PMI Providers                                       Percent
NONE                                                  97.48%
PMIC                                                   0.78
RGIC                                                   0.60
MGIC                                                   0.37
TGIC                                                   0.28
UGRIC                                                  0.23
RMIC                                                   0.15
GEMIC                                                  0.11
Total:                                               100.00%


--------------------------------------------------------------------------------

9. Product Type

Product Type                                        Percent
1MO COFI NPP                                          37.68%
1MO COFI PP1H                                         16.95
1MO COFI PP1S                                          0.02
1MO COFI PP3H                                         17.28
1MO COFI PP3S                                          5.17
1MO LIBOR NPP                                         11.19
1MO LIBOR PP1H                                        11.65
1MO LIBOR PP3H                                         0.07
Total:                                               100.00%


--------------------------------------------------------------------------------

10. Index

Index                                               Percent
1MO COFI                                              77.09%
1MO LIBOR                                             22.91
Total:                                               100.00%

--------------------------------------------------------------------------------

11. Loan Purpose

Loan Purpose                                        Percent
Purchase                                              44.11%
Refinance-Cashout                                     39.98
Refinance-Rate/Term                                   15.91
Total:                                               100.00%

--------------------------------------------------------------------------------

12. Property Type

Property Type                                       Percent
SFR                                                   62.04%
PUD                                                   24.22
Condominium                                            8.91
2-Family                                               2.96
4-Family                                               1.38
3-Family                                               0.49
Total:                                               100.00%


--------------------------------------------------------------------------------

13. Occupancy Status

Occupancy Status                                    Percent
Primary                                               80.34%
Investor                                              14.64
Secondary                                              5.02
Total:                                               100.00%

--------------------------------------------------------------------------------

14. Documentation

Documentation                                       Percent
Reduced                                               67.81%
Full                                                  15.75
Alternative                                           10.95
SISA                                                   5.44
NINA                                                   0.05
Total:                                               100.00%


--------------------------------------------------------------------------------

15. State

State                                               Percent
California                                            52.15%
Florida                                                9.75
Nevada                                                 6.85
Arizona                                                3.27
New Jersey                                             3.09
Other                                                 24.88
Total:                                               100.00%


--------------------------------------------------------------------------------

16. California

California                                          Percent
Northern California                                   40.22%
Southern California                                   59.78
Total:                                               100.00%

--------------------------------------------------------------------------------

17. Zip Code

Zip Code                                            Percent
89145`                                                 0.74%
93065`                                                 0.72
90803`                                                 0.61
92057`                                                 0.59
94080`                                                 0.54
Other                                                 96.80
Total:                                               100.00%


--------------------------------------------------------------------------------

18. Convertible Flag

Convertible Flag                                    Percent
N                                                    100.00%
Total:                                               100.00%

--------------------------------------------------------------------------------

19. Buydown Agreement

Buydown Agreement                                   Percent
N                                                    100.00%
Total:                                               100.00%

--------------------------------------------------------------------------------

20. Delinquency*

Delinquency*                                        Percent
0-29 days                                            100.00%
Total:                                               100.00%

* MBA method

--------------------------------------------------------------------------------

21. OLTV

OLTV                                                Percent
20.01 - 30.00                                          0.26%
30.01 - 40.00                                          0.60
40.01 - 50.00                                          1.44
50.01 - 60.00                                          5.52
60.01 - 70.00                                         14.52
70.01 - 80.00                                         75.02
80.01 - 90.00                                          1.71
90.01 - 100.00                                         0.93
Total:                                               100.00%

W.A.: 75.13%
Lowest: 20.33%
Highest: 95.00%

--------------------------------------------------------------------------------

22. Cut-Off LTV

Cut-Off LTV                                         Percent
20.01 - 30.00                                          0.28%
30.01 - 40.00                                          0.60
40.01 - 50.00                                          1.44
50.01 - 60.00                                          5.53
60.01 - 70.00                                         14.26
70.01 - 80.00                                         68.88
80.01 - 90.00                                          7.96
90.01 - 100.00                                         1.04
Total:                                               100.00%

W.A.: 74.99%
Lowest: 20.31%
Highest: 94.92%

--------------------------------------------------------------------------------

23. Original Term

Original Term                                       Percent
360`                                                 100.00%
Total:                                               100.00%

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cut-Off Remaining Term

Cut-Off Remaining Term                              Percent
349 - 354                                             10.33%
355 - 360                                             89.67
Total:                                               100.00%

W.A.: 357.6 months
Lowest: 350 months
Highest: 360 months

--------------------------------------------------------------------------------

25. Cutoff Loan Age

Cutoff Loan Age                                     Percent
0`                                                     0.23%
1 - 6`                                                89.60
7 - 12`                                               10.17
Total:                                               100.00%

W.A.: 2.4 months
Lowest: 0 months
Highest: 10 months

--------------------------------------------------------------------------------

26. Gross Margin

Gross Margin                                        Percent
0.751 - 1.000                                          0.04%
1.001 - 1.250                                          0.20
1.251 - 1.500                                          0.75
1.501 - 1.750                                          0.78
1.751 - 2.000                                          0.77
2.001 - 2.250                                          1.34
2.251 - 2.500                                          5.31
2.501 - 2.750                                          7.65
2.751 - 3.000                                         14.88
3.001 - 3.250                                         19.14
3.251 - 3.500                                         20.51
3.501 - 3.750                                         12.16
3.751 - 4.000                                          9.21
4.001 - 4.250                                          7.12
4.251 - 4.500                                          0.13
Total:                                               100.00%

W.A.: 3.242%
Lowest: 0.975%
Highest: 4.475%

--------------------------------------------------------------------------------

27. Max Neg Am Percentage (ARMs)

Max Neg Am Percentage (ARMs)                        Percent
110`                                                   0.89%
115`                                                  99.11
Total:                                               100.00%

--------------------------------------------------------------------------------

28. Payment Cap (ARMs)

Payment Cap (ARMs)                                  Percent
7.50`                                                100.00%
Total:                                               100.00%

--------------------------------------------------------------------------------

29. Maximum Rate (ARMs)

Maximum Rate (ARMs)                                 Percent
9.950`                                                99.39%
10.325`                                                0.37
10.950`                                                0.12
11.000`                                                0.13
Total:                                               100.00%

W.A.: 9.954%
Lowest: 9.950%
Highest: 11.000%

--------------------------------------------------------------------------------

30. Cutoff Rollterm

Cutoff Rollterm                                     Percent
1 - 6                                                100.00%
Total:                                               100.00%

W.A.: 1.1 months
Lowest: 1 months
Highest: 3 months

--------------------------------------------------------------------------------

31. Teaser Period

Teaser Period                                       Percent
1`                                                    81.34%
2`                                                     0.05
3`                                                    18.60
Total:                                               100.00%

W.A.: 1.4 months
Lowest: 1 months
Highest: 3 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.


                            Global Structured Finance

                                   BAFC 2005-E

                   Group 1: 2/28, 6ML & 3/1 Floating Rate Pool
                            Collateral Summary Report

                               Jun 29, 2005 23:06

--------------------------------------------------------------------------------

Selection Criteria: blank REJECTED; GROUP eq 1
Table of Contents

1.    General Pool Characteristics
2.    Originator Servicer
3.    Original Balance
4.    Cut-Off Balance
5.    Lien Position
6.    Coupon
7.    Credit Score
8.    PMI Providers
9.    Product Type
10.   Index
11.   Loan Purpose
12.   Property Type
13.   Occupancy Status
14.   Documentation
15.   State
16.   California
17.   Zip Code
18.   Convertible Flag
19.   Buydown Agreement
20.   Delinquency*
21.   OLTV
22.   Cut-Off LTV
23.   Original Term
24.   Cut-Off Remaining Term
25.   Cutoff Loan Age
26.   Gross Margin
27.   Initial Cap (ARMs)
28.   Periodic Cap (ARMs)
29.   Maximum Rate (ARMs)
30.   Cutoff Rollterm

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $326,613,526.47
Loan Count: 875
Cut-off Date: 2005-06-01
Avg. Loan Balance: $373,272.60
Avg. Orig. Balance: $374,746.14
Accelerated Docs: 100.00%
W.A. FICO: 716
W.A. Orig. LTV: 75.28%
W.A. Cut-Off LTV: 75.16%
W.A. Gross Coupon: 5.597%
W.A. Net Coupon: 5.322%
W.A. Svcg Fee: 0.275%
W.A. Trustee Fee:
W.A. Orig. Term: 360 months
W.A. Rem. Term: 358 months
W.A. Age: 2 months
% over 80 OLTV: 1.90%
% over 100 OLTV: 0.00%
% with PMI: 1.90%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 23.55%
W.A. MI Adjusted LTV: 74.76%
% Second Lien: 0.00%
% with Prepay Penalty: 13.44%
% Balloon: 0.00%
% Conforming: 29.69%
Max. Zipcode Conc.: 0.76%


--------------------------------------------------------------------------------

2. Originator Servicer

Originator

Servicer                                            Percent
Bank of America                                        3.32%
Countrywide                                           28.52
Greenpoint Mortgage                                   51.41
NatCity                                               16.75
Total:                                               100.00%


--------------------------------------------------------------------------------

3. Original Balance

Original Balance                                    Percent
50,000.01 - 100,000.00                                 0.57%
100,000.01 - 150,000.00                                2.69
150,000.01 - 200,000.00                                4.29
200,000.01 - 250,000.00                                6.58
250,000.01 - 300,000.00                                6.85
300,000.01 - 350,000.00                                7.52
350,000.01 - 400,000.00                               12.60
400,000.01 - 450,000.00                               10.92
450,000.01 - 500,000.00                               10.04
500,000.01 - 550,000.00                                7.60
550,000.01 - 600,000.00                                6.90
600,000.01 - 650,000.00                               10.89
650,000.01 - 700,000.00                                1.67
700,000.01 - 750,000.00                                2.24
750,000.01 - 800,000.00                                2.15
800,000.01 - 850,000.00                                1.01
900,000.01 - 950,000.00                                0.85
950,000.01 - 1,000,000.00                              2.74
1,100,000.01 - 1,150,000.00                            0.34
1,250,000.01 - 1,300,000.00                            0.40
1,750,000.01 - 1,800,000.00                            0.55
1,950,000.01 - 2,000,000.00                            0.61
Total:                                               100.00%

Average: $374,746.14
Lowest: $62,000.00
Highest: $2,000,000.00

--------------------------------------------------------------------------------

4. Cut-Off Balance

Cut-Off Balance                                     Percent
50,000.01 - 100,000.00                                 0.60%
100,000.01 - 150,000.00                                2.72
150,000.01 - 200,000.00                                4.29
200,000.01 - 250,000.00                                6.72
250,000.01 - 300,000.00                                6.87
300,000.01 - 350,000.00                                7.52
350,000.01 - 400,000.00                               12.59
400,000.01 - 450,000.00                               10.92
450,000.01 - 500,000.00                                9.89
500,000.01 - 550,000.00                                7.53
550,000.01 - 600,000.00                                6.90
600,000.01 - 650,000.00                               10.89
650,000.01 - 700,000.00                                1.67
700,000.01 - 750,000.00                                2.24
750,000.01 - 800,000.00                                2.15
800,000.01 - 850,000.00                                1.01
900,000.01 - 950,000.00                                0.85
950,000.01 - 1,000,000.00                              2.74
1,100,000.01 - 1,150,000.00                            0.34
1,250,000.01 - 1,300,000.00                            0.40
1,750,000.01 - 1,800,000.00                            0.55
1,950,000.01 - 2,000,000.00                            0.61
Total:                                               100.00%

Average: $373,272.60
Lowest: $62,000.00
Highest: $2,000,000.00

--------------------------------------------------------------------------------

5. Lien Position

Lien Position                                       Percent
1`                                                   100.00%
Total:                                               100.00%

--------------------------------------------------------------------------------

6. Coupon

Coupon                                              Percent
3.501 - 3.750                                          4.74%
3.751 - 4.000                                         12.05
4.001 - 4.250                                          0.13
4.251 - 4.500                                          0.21
4.501 - 4.750                                          1.27
4.751 - 5.000                                          1.07
5.001 - 5.250                                          3.71
5.251 - 5.500                                         11.73
5.501 - 5.750                                         15.49
5.751 - 6.000                                         20.86
6.001 - 6.250                                          8.47
6.251 - 6.500                                         11.36
6.501 - 6.750                                          3.69
6.751 - 7.000                                          3.90
7.001 - 7.250                                          0.77
7.251 - 7.500                                          0.28
7.501 - 7.750                                          0.27
Total:                                               100.00%

W.A.: 5.597

Lowest: 3.625
Highest: 7.750

--------------------------------------------------------------------------------

7. Credit Score

Credit Score                                        Percent
800 - 849                                              1.73%
750 - 799                                             19.72
700 - 749                                             42.31
650 - 699                                             31.66
600 - 649                                              4.58
Total:                                               100.00%

W.A.: 716
Lowest: 620
Highest: 814

--------------------------------------------------------------------------------

8. PMI Providers

PMI Providers                                       Percent
NONE                                                  98.10%
GEMIC                                                  0.54
RMIC                                                   0.34
MGIC                                                   0.31
UGRIC                                                  0.24
RGIC                                                   0.18
Future Release                                         0.17
PMIC                                                   0.12
Total:                                               100.00%


--------------------------------------------------------------------------------

9. Product Type

Product Type                                        Percent
2/28 6 MO LIBOR - IO                                   1.19%
3/27 1YR CMT                                           0.12
3/27 1YR LIBOR                                         3.71
3/27 1YR LIBOR - IO                                   28.02
3/27 6 MO LIBOR                                        0.63
3/27 6 MO LIBOR - IO                                  49.58
6 MO LIBOR - IO                                       16.75
Total:                                               100.00%


--------------------------------------------------------------------------------

10. Index

Index                                               Percent
6MO LIBOR                                             68.16%
1YR LIBOR                                             31.73
1YR CMT                                                0.12
Total:                                               100.00%

--------------------------------------------------------------------------------

11. Loan Purpose

Loan Purpose                                        Percent
Purchase                                              60.94%
Refinance-Rate/Term                                   19.75
Refinance-Cashout                                     19.31
Total:                                               100.00%

--------------------------------------------------------------------------------

12. Property Type

Property Type                                       Percent
SFR                                                   61.32%
PUD                                                   25.80
Condominium                                           11.99
3-Family                                               0.57
2-Family                                               0.32
Total:                                               100.00%


--------------------------------------------------------------------------------

13. Occupancy Status

Occupancy Status                                    Percent
Primary                                               92.27%
Secondary                                              4.24
Investor                                               3.49
Total:                                               100.00%

--------------------------------------------------------------------------------

14. Documentation

Documentation                                       Percent
Stated Income                                         43.18%
Reduced                                               21.34
Full                                                  12.01
Full/Alt                                              10.60
Stated/VOA                                             6.15
Stated                                                 1.85
NINA                                                   1.76
Alternative                                            1.14
SISA                                                   0.94
Preferred                                              0.74
Other                                                  0.31
Total:                                               100.00%


--------------------------------------------------------------------------------

15. State

State                                               Percent
California                                            48.67%
Florida                                                6.78
Illinois                                               5.43
Virginia                                               4.43
Nevada                                                 3.80
Other                                                 30.89
Total:                                               100.00%


--------------------------------------------------------------------------------

16. California

California                                          Percent
Northern California                                   48.19%
Southern California                                   51.81
Total:                                               100.00%

--------------------------------------------------------------------------------

17. Zip Code

Zip Code                                            Percent
60035`                                                 0.76%
92253`                                                 0.71
95124`                                                 0.65
94513`                                                 0.57
96761`                                                 0.55
Other                                                 96.75
Total:                                               100.00%


--------------------------------------------------------------------------------

18. Convertible Flag

Convertible Flag                                    Percent

N                                                    100.00%
Total:                                               100.00%

--------------------------------------------------------------------------------

19. Buydown Agreement

Buydown Agreement                                   Percent
N                                                     99.60%
Y                                                      0.40
Total:                                               100.00%

--------------------------------------------------------------------------------

20. Delinquency*

Delinquency*                                        Percent
0-29 days                                            100.00%
Total:                                               100.00%

* MBA method

--------------------------------------------------------------------------------

21. OLTV

OLTV                                                Percent
20.01 - 30.00                                          0.83%
30.01 - 40.00                                          0.53
40.01 - 50.00                                          2.76
50.01 - 60.00                                          2.98
60.01 - 70.00                                         14.51
70.01 - 80.00                                         76.50
80.01 - 90.00                                          1.87
90.01 - 100.00                                         0.03
Total:                                               100.00%

W.A.: 75.28%
Lowest: 22.22%
Highest: 93.24%

--------------------------------------------------------------------------------

22. Cut-Off LTV

Cut-Off LTV                                         Percent
<= 20.00                                               0.13%
20.01 - 30.00                                          0.77
30.01 - 40.00                                          0.60
40.01 - 50.00                                          2.76
50.01 - 60.00                                          3.08
60.01 - 70.00                                         14.51
70.01 - 80.00                                         76.26
80.01 - 90.00                                          1.87
90.01 - 100.00                                         0.03
Total:                                               100.00%

W.A.: 75.16%
Lowest: 18.91%
Highest: 92.77%

--------------------------------------------------------------------------------

23. Original Term

Original Term                                       Percent
360                                                  100.00%
Total:                                               100.00%

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cut-Off Remaining Term

Cut-Off Remaining Term                              Percent
349 - 354                                              0.19%
355 - 360                                             99.81
Total:                                               100.00%

W.A.: 358.2 months
Lowest: 353 months
Highest: 359 months

--------------------------------------------------------------------------------

25. Cutoff Loan Age

Cutoff Loan Age                                     Percent
1 - 6                                                 99.93%
7 - 12                                                 0.07
Total:                                               100.00%

W.A.: 1.8 months
Lowest: 1 months
Highest: 7 months

--------------------------------------------------------------------------------

26. Gross Margin

Gross Margin                                        Percent
2.001 - 2.250                                         98.58%
2.251 - 2.500                                          1.19
2.501 - 2.750                                          0.23
Total:                                               100.00%

W.A.: 2.233%
Lowest: 2.125%
Highest: 2.750%

--------------------------------------------------------------------------------

27. Initial Cap (ARMs)

Initial Cap (ARMs)                                  Percent
2.000`                                                31.84%
3.000`                                                 1.19
5.000`                                                50.22
99.999`                                               16.75
Total:                                               100.00%

W.A.: 3.824%
Lowest: 0.000%
Highest: 5.000%

--------------------------------------------------------------------------------

28. Periodic Cap (ARMs)

Periodic Cap (ARMs)                                 Percent
1.000`                                                51.41%
2.000`                                                31.84
99.999`                                               16.75
Total:                                               100.00%

W.A.: 1.382%
Lowest: 0.000%
Highest: 2.000%

--------------------------------------------------------------------------------

29. Maximum Rate (ARMs)

Maximum Rate (ARMs)                                 Percent
10.000`                                                0.04%
10.125`                                                0.13
10.500`                                                0.21
10.625`                                                0.67
10.750`                                                0.59
10.875`                                                0.43
11.000`                                                0.64
11.125`                                                0.80
11.250`                                                2.92
11.375`                                                3.78
11.500`                                                7.96
11.625`                                                6.51
11.750`                                                8.98
11.875`                                               12.86
12.000`                                               24.75
12.125`                                                4.44
12.250`                                                4.03
12.375`                                                6.20
12.500`                                                5.15
12.625`                                                1.97
12.750`                                                1.72
12.875`                                                2.81
13.000`                                                1.09
13.125`                                                0.51
13.250`                                                0.26
13.375`                                                0.28
13.750`                                                0.27
Total:                                               100.00%

W.A.: 11.953%
Lowest: 10.000%
Highest: 13.750%

--------------------------------------------------------------------------------

30. Cutoff Rollterm

Cutoff Rollterm                                     Percent
1 - 6                                                 16.75%
19 - 24                                                1.19
25 - 30                                                0.19
31 - 36                                               81.87
Total:                                               100.00%

W.A.: 29.0 months
Lowest: 1 months
Highest: 35 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                   BAFC 2005-E

                      Group 2: 5/1 Hybrid Pool - Conforming
                            Collateral Summary Report

                               Jun 29, 2005 23:06

--------------------------------------------------------------------------------

Selection Criteria: blank REJECTED; GROUP eq 2
Table of Contents

1.   General Pool Characteristics
2.   Originator Servicer
3.   Original Balance
4.   Cut-Off Balance
5.   Lien Position
6.   Coupon
7.   Credit Score
8.   PMI Providers
9.   Product Type
10.  Index
11.  Loan Purpose
12.  Property Type
13.  Occupancy Status
14.  Documentation
15.  State
16.  California
17.  Zip Code
18.  Convertible Flag
19.  Buydown Agreement
20.  Delinquency*
21.  OLTV
22.  Cut-Off LTV
23.  Original Term
24.  Cut-Off Remaining Term
25.  Cutoff Loan Age
26.  Gross Margin
27.  Initial Cap (ARMs)
28.  Periodic Cap (ARMs)
29.  Maximum Rate (ARMs)
30.  Cutoff Rollterm

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $75,033,356.21
Loan Count: 369
Cut-off Date: 2005-06-01
Avg. Loan Balance: $203,342.43
Avg. Orig. Balance: $203,588.09
Accelerated Docs: 100.00%
W.A. FICO: 728
W.A. Orig. LTV: 76.67%
W.A. Cut-Off LTV: 76.58%
W.A. Gross Coupon: 5.774%
W.A. Net Coupon: 5.524%
W.A. Svcg Fee: 0.250%
W.A. Trustee Fee:
W.A. Orig. Term: 359 months
W.A. Rem. Term: 357 months
W.A. Age: 2 months
% over 80 OLTV: 3.35%
% over 100 OLTV: 0.00%
% with PMI: 3.35%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 24.14%
W.A. MI Adjusted LTV: 75.85%
% Second Lien: 0.00%
% with Prepay Penalty: 7.40%
% Balloon: 0.00%
% Conforming: 100.00%
Max. Zipcode Conc.: 1.20%

--------------------------------------------------------------------------------

2. Originator Servicer

Originator

Servicer                                            Percent
Bank of America                                       78.64%
Greenpoint Mortgage                                   21.36
Total:                                               100.00%

--------------------------------------------------------------------------------

3. Original Balance

Original Balance                                    Percent
<= 50,000.00                                           0.11%
50,000.01 - 100,000.00                                 3.96
100,000.01 - 150,000.00                               14.30
150,000.01 - 200,000.00                               16.67
200,000.01 - 250,000.00                               17.11
250,000.01 - 300,000.00                               21.14
300,000.01 - 350,000.00                               17.88
350,000.01 - 400,000.00                                6.21
400,000.01 - 450,000.00                                1.16
450,000.01 - 500,000.00                                0.61
600,000.01 - 650,000.00                                0.85
Total:                                               100.00%

Average: $203,588.09
Lowest: $39,200.00
Highest: $641,250.00

--------------------------------------------------------------------------------

4. Cut-Off Balance

Cut-Off Balance                                     Percent
<= 50,000.00                                           0.11%
50,000.01 - 100,000.00                                 3.96
100,000.01 - 150,000.00                               14.30
150,000.01 - 200,000.00                               16.67
200,000.01 - 250,000.00                               17.11
250,000.01 - 300,000.00                               21.14
300,000.01 - 350,000.00                               18.80
350,000.01 - 400,000.00                                5.28
400,000.01 - 450,000.00                                1.16
450,000.01 - 500,000.00                                0.61
600,000.01 - 650,000.00                                0.85
Total:                                               100.00%

Average: $203,342.43
Lowest: $39,160.97
Highest: $640,514.46

--------------------------------------------------------------------------------

5. Lien Position

Lien Position                                       Percent
1`                                                   100.00%
Total:                                               100.00%

--------------------------------------------------------------------------------

6. Coupon

Coupon                                              Percent
4.001 - 4.250                                          0.07%
4.251 - 4.500                                          0.45
4.501 - 4.750                                          1.85
4.751 - 5.000                                          5.87
5.001 - 5.250                                          8.43
5.251 - 5.500                                         14.63
5.501 - 5.750                                         17.14
5.751 - 6.000                                         27.70
6.001 - 6.250                                         12.46
6.251 - 6.500                                          7.64
6.501 - 6.750                                          2.37
6.751 - 7.000                                          0.55
7.001 - 7.250                                          0.58
7.251 - 7.500                                          0.27
Total:                                               100.00%

W.A.: 5.774
Lowest: 4.250
Highest: 7.375

--------------------------------------------------------------------------------

7. Credit Score

Credit Score                                        Percent
800 - 849                                              2.29%
750 - 799                                             28.90
700 - 749                                             42.78
650 - 699                                             23.15
600 - 649                                              2.88
Total:                                               100.00%

W.A.: 728
Lowest: 607
Highest: 819

--------------------------------------------------------------------------------

8. PMI Providers

PMI Providers                                       Percent
NONE                                                  96.65%
RGIC                                                   0.94
RMIC                                                   0.82
UGRIC                                                  0.79
PMIC                                                   0.38
MGIC                                                   0.35
GEMIC                                                  0.07
Total:                                               100.00%


--------------------------------------------------------------------------------

9. Product Type

Product Type                                        Percent
5/10 1YR LIBOR                                         0.45%
5/20 1YR LIBOR                                         0.54
5/25 1YR LIBOR                                        49.16
5/25 1YR LIBOR - IO                                   28.48
5/25 6 MO LIBOR                                        0.50
5/25 6 MO LIBOR - IO                                  20.86
Total:                                               100.00%


--------------------------------------------------------------------------------

10. Index

Index                                               Percent
1YR LIBOR                                             78.64%
6MO LIBOR                                             21.36
Total:                                               100.00%

--------------------------------------------------------------------------------

11. Loan Purpose

Loan Purpose                                        Percent
Purchase                                              72.50%
Refinance-Cashout                                     15.96
Refinance-Rate/Term                                   11.54
Total:                                               100.00%

--------------------------------------------------------------------------------

12. Property Type

Property Type                                       Percent
SFR                                                   44.36%
PUD                                                   27.17
Condominium                                           22.14
2-Family                                               2.84
4-Family                                               2.40
Townhouse                                              0.57
3-Family                                               0.51
Total:                                               100.00%


--------------------------------------------------------------------------------

13. Occupancy Status

Occupancy Status                                    Percent
Primary                                               83.55%
Secondary                                              9.32
Investor                                               7.13
Total:                                               100.00%

--------------------------------------------------------------------------------

14. Documentation

Documentation                                       Percent
Stated                                                43.40%
Full                                                  32.61
Stated Income                                         14.54
Paper Saver                                            6.14
Reduced                                                2.02
Rapid                                                  1.30
Total:                                               100.00%


--------------------------------------------------------------------------------

15. State

State                                               Percent
California                                            20.00%
Florida                                               16.61
Arizona                                                6.55
Virginia                                               6.13
Illinois                                               5.89
Other                                                 44.83
Total:                                               100.00%


--------------------------------------------------------------------------------

16. California

California                                          Percent
Northern California                                   43.51%
Southern California                                   56.49
Total:                                               100.00%

--------------------------------------------------------------------------------

17. Zip Code

Zip Code                                            Percent
60605`                                                 1.20%
29412`                                                 1.05
94952`                                                 0.85
89149`                                                 0.83
33308`                                                 0.82
Other                                                 95.24
Total:                                               100.00%


--------------------------------------------------------------------------------

18. Convertible Flag

Convertible Flag                                    Percent
N                                                    100.00%
Total:                                               100.00%

--------------------------------------------------------------------------------

19. Buydown Agreement

Buydown Agreement                                   Percent
N                                                    100.00%
Total:                                               100.00%

--------------------------------------------------------------------------------

20. Delinquency*

Delinquency*                                        Percent
0-29 days                                            100.00%
Total:                                               100.00%

* MBA method

--------------------------------------------------------------------------------

21. OLTV

OLTV                                                Percent
20.01 - 30.00                                          0.27%
30.01 - 40.00                                          0.20
40.01 - 50.00                                          2.35
50.01 - 60.00                                          4.25
60.01 - 70.00                                          7.48
70.01 - 80.00                                         82.09
80.01 - 90.00                                          3.00
90.01 - 100.00                                         0.35
Total:                                               100.00%

W.A.: 76.67%
Lowest: 24.52%
Highest: 95.00%

--------------------------------------------------------------------------------

22. Cut-Off LTV

Cut-Off LTV                                         Percent
20.01 - 30.00                                          0.27%
30.01 - 40.00                                          0.20
40.01 - 50.00                                          2.35
50.01 - 60.00                                          4.25
60.01 - 70.00                                          7.48
70.01 - 80.00                                         82.09
80.01 - 90.00                                          3.00
90.01 - 100.00                                         0.35
Total:                                               100.00%

W.A.: 76.58%
Lowest: 24.52%
Highest: 94.75%

--------------------------------------------------------------------------------

23. Original Term

Original Term                                       Percent
180`                                                   0.45%
300`                                                   0.54
360`                                                  99.00
Total:                                               100.00%

W.A.: 358.9 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cut-Off Remaining Term

Cut-Off Remaining Term                              Percent
175 - 180                                              0.45%
295 - 300                                              0.54
349 - 354                                              2.15
355 - 360                                             96.85
Total:                                               100.00%

W.A.: 357.0 months
Lowest: 179 months
Highest: 359 months

--------------------------------------------------------------------------------

25. Cutoff Loan Age

Cutoff Loan Age                                     Percent
1 - 6                                                 99.47%
7 - 12                                                 0.53
Total:                                               100.00%

W.A.: 1.9 months
Lowest: 1 months
Highest: 10 months

--------------------------------------------------------------------------------

26. Gross Margin

Gross Margin                                        Percent
2.001 - 2.250                                        100.00%
Total:                                               100.00%

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

27. Initial Cap (ARMs)

Initial Cap (ARMs)                                  Percent
5.000`                                               100.00%
Total:                                               100.00%

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

--------------------------------------------------------------------------------

28. Periodic Cap (ARMs)

Periodic Cap (ARMs)                                 Percent
1.000`                                                21.36%
2.000`                                                78.64
Total:                                               100.00%

W.A.: 1.786%
Lowest: 1.000%
Highest: 2.000%

--------------------------------------------------------------------------------

29. Maximum Rate (ARMs)

Maximum Rate (ARMs)                                 Percent
9.250`                                                 0.07%
9.500`                                                 0.45
9.625`                                                 0.55
9.750`                                                 1.30
9.875`                                                 2.38
10.000`                                                3.49
10.125`                                                2.95
10.250`                                                5.47
10.375`                                                6.83
10.500`                                                7.81
10.625`                                                5.84
10.750`                                               11.29
10.875`                                               18.59
11.000`                                                9.10
11.125`                                                5.23
11.250`                                                7.23
11.375`                                                4.37
11.500`                                                3.26
11.625`                                                1.02
11.750`                                                1.36
11.875`                                                0.17
12.000`                                                0.38
12.125`                                                0.45
12.250`                                                0.13
12.375`                                                0.27
Total:                                               100.00%

W.A.: 10.774%
Lowest: 9.250%
Highest: 12.375%

--------------------------------------------------------------------------------

30. Cutoff Rollterm

Cutoff Rollterm                                     Percent
49 - 54                                                2.15%
55 - 60                                               97.85
Total:                                               100.00%

W.A.: 58.1 months
Lowest: 50 months
Highest: 59 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                   BAFC 2005-E

                    Group 3: 5/1 Hybrid Pool - Non-Conforming
                            Collateral Summary Report

                               Jun 29, 2005 23:07

--------------------------------------------------------------------------------

Selection Criteria: blank REJECTED; GROUP eq 3
Table of Contents

1.   General Pool Characteristics
2.   Originator Servicer
3.   Original Balance
4.   Cut-Off Balance
5.   Lien Position
6.   Coupon
7.   Credit Score
8.   PMI Providers
9.   Product Type
10.  Index
11.  Loan Purpose
12.  Property Type
13.  Occupancy Status
14.  Documentation
15.  State
16.  California
17.  Zip Code
18.  Convertible Flag
19.  Buydown Agreement
20.  Delinquency*
21.  OLTV
22.  Cut-Off LTV
23.  Original Term
24.  Cut-Off Remaining Term
25.  Cutoff Loan Age
26.  Gross Margin
27.  Initial Cap (ARMs)
28.  Periodic Cap (ARMs)
29.  Maximum Rate (ARMs)
30.  Cutoff Rollterm

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $139,040,255.16
Loan Count: 241
Cut-off Date: 2005-06-01
Avg. Loan Balance: $576,930.52
Avg. Orig. Balance: $579,574.66
Accelerated Docs: 100.00%
W.A. FICO: 733
W.A. Orig. LTV: 71.56%
W.A. Cut-Off LTV: 71.34%
W.A. Gross Coupon: 5.555%
W.A. Net Coupon: 5.305%
W.A. Svcg Fee: 0.250%
W.A. Trustee Fee:
W.A. Orig. Term: 360 months
W.A. Rem. Term: 358 months
W.A. Age: 2 months
% over 80 OLTV: 2.56%
% over 100 OLTV: 0.00%
% with PMI: 1.98%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 25.95%
W.A. MI Adjusted LTV: 70.88%
% Second Lien: 0.00%
% with Prepay Penalty: 1.75%
% Balloon: 0.00%
% Conforming: 0.00%
Max. Zipcode Conc.: 2.27%

--------------------------------------------------------------------------------

2. Originator Servicer

Originator

Servicer                                            Percent
Bank of America                                       93.67%
Greenpoint Mortgage                                    6.33
Total:                                               100.00%

--------------------------------------------------------------------------------

3. Original Balance

Original Balance                                    Percent
350,000.01 - 400,000.00                               11.71%
400,000.01 - 450,000.00                               10.48
450,000.01 - 500,000.00                               13.07
500,000.01 - 550,000.00                               11.25
550,000.01 - 600,000.00                                9.36
600,000.01 - 650,000.00                                8.06
650,000.01 - 700,000.00                                2.42
700,000.01 - 750,000.00                                7.40
750,000.01 - 800,000.00                                3.37
800,000.01 - 850,000.00                                1.78
850,000.01 - 900,000.00                                2.53
900,000.01 - 950,000.00                                1.30
950,000.01 - 1,000,000.00                              4.98
1,000,000.01 - 1,050,000.00                            1.50
1,050,000.01 - 1,100,000.00                            1.57
1,100,000.01 - 1,150,000.00                            1.62
1,150,000.01 - 1,200,000.00                            0.85
1,200,000.01 - 1,250,000.00                            1.76
1,250,000.01 - 1,300,000.00                            1.85
1,300,000.01 - 1,350,000.00                            0.97
1,450,000.01 - 1,500,000.00                            2.16
Total:                                               100.00%

Average: $579,574.66
Lowest: $360,000.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

4. Cut-Off Balance

Cut-Off Balance                                     Percent
150,000.01 - 200,000.00                                0.11%
350,000.01 - 400,000.00                               11.89
400,000.01 - 450,000.00                               10.48
450,000.01 - 500,000.00                               13.07
500,000.01 - 550,000.00                               11.25
550,000.01 - 600,000.00                                9.07
600,000.01 - 650,000.00                                8.52
650,000.01 - 700,000.00                                1.96
700,000.01 - 750,000.00                                7.40
750,000.01 - 800,000.00                                3.37
800,000.01 - 850,000.00                                1.78
850,000.01 - 900,000.00                                3.16
900,000.01 - 950,000.00                                0.67
950,000.01 - 1,000,000.00                              4.98
1,000,000.01 - 1,050,000.00                            1.50
1,050,000.01 - 1,100,000.00                            1.57
1,100,000.01 - 1,150,000.00                            1.62
1,150,000.01 - 1,200,000.00                            0.85
1,200,000.01 - 1,250,000.00                            1.76
1,250,000.01 - 1,300,000.00                            1.85
1,300,000.01 - 1,350,000.00                            0.97
1,450,000.01 - 1,500,000.00                            2.16
Total:                                               100.00%

Average: $576,930.52
Lowest: $155,638.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

5. Lien Position

Lien Position                                       Percent
1`                                                   100.00%
Total:                                               100.00%

--------------------------------------------------------------------------------

6. Coupon

Coupon                                              Percent
4.251 - 4.500                                          0.67%
4.501 - 4.750                                          6.07
4.751 - 5.000                                          9.01
5.001 - 5.250                                         11.43
5.251 - 5.500                                         26.97
5.501 - 5.750                                         15.16
5.751 - 6.000                                         18.19
6.001 - 6.250                                          7.49
6.251 - 6.500                                          2.69
6.501 - 6.750                                          2.00
6.751 - 7.000                                          0.31
Total:                                               100.00%

W.A.: 5.555
Lowest: 4.375
Highest: 6.875

--------------------------------------------------------------------------------

7. Credit Score

Credit Score                                        Percent
800 - 849                                              3.47%
750 - 799                                             35.74
700 - 749                                             38.48
650 - 699                                             19.40
600 - 649                                              2.03
N/A                                                    0.88
Total:                                               100.00%

W.A.: 733

Lowest: 621
Highest: 817

--------------------------------------------------------------------------------

8. PMI Providers

PMI Providers                                       Percent
NONE                                                  98.02%
GEMIC                                                  0.91
UGRIC                                                  0.38
MGIC                                                   0.37
PMIC                                                   0.33
Total:                                               100.00%


--------------------------------------------------------------------------------

9. Product Type

Product Type                                        Percent
5/25 1YR LIBOR                                        24.25%
5/25 1YR LIBOR - IO                                   69.41
5/25 6 MO LIBOR - IO                                   6.33
Total:                                               100.00%

--------------------------------------------------------------------------------

10. Index

Index                                               Percent
1YR LIBOR                                             93.67%
6MO LIBOR                                              6.33
Total:                                               100.00%

--------------------------------------------------------------------------------

11. Loan Purpose

Loan Purpose                                        Percent
Purchase                                              56.72%
Refinance-Cashout                                     21.67
Refinance-Rate/Term                                   21.61
Total:                                               100.00%

--------------------------------------------------------------------------------

12. Property Type

Property Type                                       Percent
SFR                                                   63.40%
PUD                                                   24.79
Condominium                                            9.22
2-Family                                               2.59
Total:                                               100.00%


--------------------------------------------------------------------------------

13. Occupancy Status

Occupancy Status                                    Percent
Primary                                               89.14%
Secondary                                              9.17
Investor                                               1.69
Total:                                               100.00%

--------------------------------------------------------------------------------

14. Documentation

Documentation                                       Percent
Stated                                                65.89%
Full                                                  20.55
Paper Saver                                            7.76
Stated Income                                          4.40
Rapid                                                  0.78
No Ratio                                               0.35
Reduced                                                0.27
Total:                                               100.00%


--------------------------------------------------------------------------------

15. State

State                                               Percent
California                                            52.48%
Florida                                                8.80
Virginia                                               7.91
New Jersey                                             3.51
Maryland                                               3.13
Other                                                 24.17
Total:                                               100.00%


--------------------------------------------------------------------------------

16. California

California                                          Percent

Northern California                                   58.41%
Southern California                                   41.59
Total:                                               100.00%

--------------------------------------------------------------------------------

17. Zip Code

Zip Code                                            Percent
95032`                                                 2.27%
92253`                                                 1.82
94131`                                                 1.32
02554`                                                 1.31
29575`                                                 1.29
Other                                                 91.99
Total:                                               100.00%


--------------------------------------------------------------------------------

18. Convertible Flag

Convertible Flag                                    Percent
N                                                    100.00%
Total:                                               100.00%

--------------------------------------------------------------------------------

19. Buydown Agreement

Buydown Agreement                                   Percent
N                                                     99.13%
Y                                                      0.87
Total:                                               100.00%

--------------------------------------------------------------------------------

20. Delinquency*

Delinquency*                                        Percent
0-29 days                                            100.00%
Total:                                               100.00%

* MBA method

--------------------------------------------------------------------------------

21. OLTV

OLTV                                                Percent
30.01 - 40.00                                          1.50%
40.01 - 50.00                                          3.56
50.01 - 60.00                                         14.03
60.01 - 70.00                                         17.41
70.01 - 80.00                                         60.95
80.01 - 90.00                                          2.18
90.01 - 100.00                                         0.38
Total:                                               100.00%

W.A.: 71.56%
Lowest: 34.56%
Highest: 95.00%

--------------------------------------------------------------------------------

22. Cut-Off LTV

Cut-Off LTV                                         Percent
30.01 - 40.00                                          1.90%
40.01 - 50.00                                          3.56
50.01 - 60.00                                         13.74
60.01 - 70.00                                         17.72
70.01 - 80.00                                         61.10
80.01 - 90.00                                          1.61
90.01 - 100.00                                         0.38
Total:                                               100.00%

W.A.: 71.34%
Lowest: 32.84%
Highest: 94.89%

--------------------------------------------------------------------------------

23. Original Term

Original Term                                       Percent
360`                                                 100.00%
Total:                                               100.00%

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cut-Off Remaining Term

Cut-Off Remaining Term                              Percent
349 - 354                                              1.41%
355 - 360                                             98.59
Total:                                               100.00%

W.A.: 358.4 months
Lowest: 353 months
Highest: 359 months

--------------------------------------------------------------------------------

25. Cutoff Loan Age

Cutoff Loan Age                                     Percent
1 - 6                                                 99.39%
7 - 12                                                 0.61
Total:                                               100.00%

W.A.: 1.6 months
Lowest: 1 months
Highest: 7 months

--------------------------------------------------------------------------------

26. Gross Margin

Gross Margin                                        Percent
2.001 - 2.250                                        100.00%
Total:                                               100.00%

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

27. Initial Cap (ARMs)

Initial Cap (ARMs)                                  Percent
5.000`                                               100.00%
Total:                                               100.00%

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

--------------------------------------------------------------------------------

28. Periodic Cap (ARMs)

Periodic Cap (ARMs)                                 Percent
1.000`                                                 6.33%
2.000`                                                93.67
Total:                                               100.00%

W.A.: 1.937%
Lowest: 1.000%
Highest: 2.000%

--------------------------------------------------------------------------------

29. Maximum Rate (ARMs)

Maximum Rate (ARMs)                                 Percent
9.375`                                                 0.38%
9.500`                                                 0.30
9.625`                                                 2.71
9.750`                                                 3.36
9.875`                                                 5.95
10.000`                                                3.05
10.125`                                                3.73
10.250`                                                7.70
10.375`                                               10.13
10.500`                                               16.85
10.625`                                                5.32
10.750`                                                9.84
10.875`                                               13.00
11.000`                                                5.19
11.125`                                                4.16
11.250`                                                3.33
11.375`                                                0.95
11.500`                                                1.75
11.625`                                                1.57
11.750`                                                0.43
11.875`                                                0.31
Total:                                               100.00%

W.A.: 10.555%
Lowest: 9.375%
Highest: 11.875%

--------------------------------------------------------------------------------

30. Cutoff Rollterm

Cutoff Rollterm                                     Percent
49 - 54                                                1.41%
55 - 60                                               98.59
Total:                                               100.00%

W.A.: 58.4 months
Lowest: 53 months
Highest: 59 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                   BAFC 2005-E

                  Group 4: 5/1 Hybrid Pool - Seasoned, Discount
                            Collateral Summary Report

                               Jun 29, 2005 23:07

--------------------------------------------------------------------------------

Selection Criteria: blank REJECTED; GROUP eq 4
Table of Contents

1.   General Pool Characteristics
2.   Originator Servicer
3.   Original Balance
4.   Cut-Off Balance
5.   Lien Position
6.   Coupon
7.   Credit Score
8.   PMI Providers
9.   Product Type
10.  Index
11.  Loan Purpose
12.  Property Type
13.  Occupancy Status
14.  Documentation
15.  State
16.  California
17.  Zip Code
18.  Convertible Flag
19.  Buydown Agreement
20.  Delinquency*
21.  OLTV
22.  Cut-Off LTV
23.  Original Term
24.  Cut-Off Remaining Term
25.  Cutoff Loan Age
26.  Gross Margin
27.  Initial Cap (ARMs)
28.  Periodic Cap (ARMs)
29.  Maximum Rate (ARMs)
30.  Cutoff Rollterm

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $249,932,168.22
Loan Count: 388
Cut-off Date: 2005-06-01
Avg. Loan Balance: $644,155.07
Avg. Orig. Balance: $659,440.92
Accelerated Docs: 100.00%
W.A. FICO: 738
W.A. Orig. LTV: 61.48%
W.A. Cut-Off LTV: 60.42%
W.A. Gross Coupon: 4.357%
W.A. Net Coupon: 4.107%
W.A. Svcg Fee: 0.250%
W.A. Trustee Fee:
W.A. Orig. Term: 359 months
W.A. Rem. Term: 341 months
W.A. Age: 18 months
% over 80 OLTV: 0.00%
% over 100 OLTV: 0.00%
% with PMI: 0.00%
% over 80 with PMI: 0.00%
W.A. MI Coverage:
W.A. MI Adjusted LTV: 60.42%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
% Conforming: 0.08%
Max. Zipcode Conc.: 2.37%

--------------------------------------------------------------------------------

2. Originator Servicer

Originator

Servicer                                            Percent
Wells Fargo                                          100.00%
Total:                                               100.00%

--------------------------------------------------------------------------------

3. Original Balance

Original Balance                                    Percent
200,000.01 - 250,000.00                                0.08%
350,000.01 - 400,000.00                                7.24
400,000.01 - 450,000.00                                8.76
450,000.01 - 500,000.00                                8.66
500,000.01 - 550,000.00                                7.04
550,000.01 - 600,000.00                                6.63
600,000.01 - 650,000.00                                9.05
650,000.01 - 700,000.00                                3.73
700,000.01 - 750,000.00                                5.41
750,000.01 - 800,000.00                                3.99
800,000.01 - 850,000.00                                3.54
850,000.01 - 900,000.00                                5.64
900,000.01 - 950,000.00                                2.73
950,000.01 - 1,000,000.00                             16.48
1,050,000.01 - 1,100,000.00                            0.44
1,100,000.01 - 1,150,000.00                            0.44
1,200,000.01 - 1,250,000.00                            0.99
1,250,000.01 - 1,300,000.00                            2.05
1,300,000.01 - 1,350,000.00                            1.07
1,450,000.01 - 1,500,000.00                            0.58
1,550,000.01 - 1,600,000.00                            0.46
1,950,000.01 - 2,000,000.00                            1.58
over 2,000,000.01                                      3.42
Total:                                               100.00%

Average: $659,440.92
Lowest: $209,625.00
Highest: $3,000,000.00

--------------------------------------------------------------------------------

4. Cut-Off Balance

Cut-Off Balance                                     Percent
200,000.01 - 250,000.00                                0.08%
250,000.01 - 300,000.00                                0.11
300,000.01 - 350,000.00                                0.26
350,000.01 - 400,000.00                                8.86
400,000.01 - 450,000.00                                7.71
450,000.01 - 500,000.00                                9.77
500,000.01 - 550,000.00                                6.55
550,000.01 - 600,000.00                                7.42
600,000.01 - 650,000.00                                8.07
650,000.01 - 700,000.00                                4.31
700,000.01 - 750,000.00                                4.91
750,000.01 - 800,000.00                                4.06
800,000.01 - 850,000.00                                2.95
850,000.01 - 900,000.00                                5.95
900,000.01 - 950,000.00                                2.99
950,000.01 - 1,000,000.00                             14.98
1,050,000.01 - 1,100,000.00                            0.44
1,100,000.01 - 1,150,000.00                            0.90
1,200,000.01 - 1,250,000.00                            0.99
1,250,000.01 - 1,300,000.00                            2.05
1,300,000.01 - 1,350,000.00                            1.07
1,450,000.01 - 1,500,000.00                            0.58
1,900,000.01 - 1,950,000.00                            0.78
1,950,000.01 - 2,000,000.00                            0.80
>= 2,000,000.01                                        3.42
Total:                                               100.00%

Average: $644,155.07
Lowest: $205,954.54
Highest: $3,000,000.00

--------------------------------------------------------------------------------

5. Lien Position

Lien Position                                       Percent
1`                                                   100.00%
Total:                                               100.00%

--------------------------------------------------------------------------------

6. Coupon

Coupon                                              Percent
3.751 - 4.000                                          0.35%
4.001 - 4.250                                         38.99
4.251 - 4.500                                         60.66
Total:                                               100.00%

W.A.: 4.357
Lowest: 4.000
Highest: 4.500

--------------------------------------------------------------------------------

7. Credit Score

Credit Score                                        Percent
800 - 849                                              1.43%
750 - 799                                             47.64
700 - 749                                             31.40
650 - 699                                             17.74
600 - 649                                              1.79
Total:                                               100.00%

W.A.: 738
Lowest: 613
Highest: 813

--------------------------------------------------------------------------------

8. PMI Providers

PMI Providers                                       Percent
NONE                                                 100.00%
Total:                                               100.00%

--------------------------------------------------------------------------------

9. Product Type

Product Type                                        Percent
5/15 1YR CMT                                           0.27%
5/15 1YR CMT - IO                                      0.53
5/20 1YR CMT - IO                                      0.17
5/25 1YR CMT                                          39.00
5/25 1YR CMT - IO                                     60.03
Total:                                               100.00%


--------------------------------------------------------------------------------

10. Index

Index                                               Percent
1YR CMT                                              100.00%
Total:                                               100.00%

--------------------------------------------------------------------------------

11. Loan Purpose

Loan Purpose                                        Percent
Refinance-Rate/Term                                   65.18%
Purchase                                              22.50
Refinance-Cashout                                     12.32
Total:                                               100.00%

--------------------------------------------------------------------------------

12. Property Type

Property Type                                       Percent
SFR                                                   90.50%
Condominium                                            7.43
2-Family                                               1.31
PUD                                                    0.76
Total:                                               100.00%


--------------------------------------------------------------------------------

13. Occupancy Status

Occupancy Status                                    Percent

Primary                                               91.34%
Secondary                                              8.66
Total:                                               100.00%

--------------------------------------------------------------------------------

14. Documentation

Documentation                                       Percent

No Doc                                                37.23%
Asset Only                                            33.77
Full                                                  29.00
Total:                                               100.00%

--------------------------------------------------------------------------------

15. State

State                                               Percent
California                                            87.52%
Arizona                                                3.69
Colorado                                               2.63
Washington                                             1.54
Florida                                                0.59
Other                                                  4.04
Total:                                               100.00%


--------------------------------------------------------------------------------

16. California

California                                          Percent
Northern California                                   45.49%
Southern California                                   54.51
Total:                                               100.00%

--------------------------------------------------------------------------------

17. Zip Code

Zip Code                                            Percent
90210`                                                 2.37%
85253`                                                 2.33
92651`                                                 1.73
94301`                                                 1.67
92657`                                                 1.61
Other                                                 90.29
Total:                                               100.00%


--------------------------------------------------------------------------------

18. Convertible Flag

Convertible Flag                                    Percent
N                                                    100.00%
Total:                                               100.00%

--------------------------------------------------------------------------------

19. Buydown Agreement

Buydown Agreement                                   Percent
N                                                    100.00%
Total:                                               100.00%

--------------------------------------------------------------------------------

20. Delinquency*

Delinquency*                                        Percent
0-29 days                                            100.00%
Total:                                               100.00%

* MBA method

--------------------------------------------------------------------------------

21. OLTV

OLTV                                                Percent
<= 20.00                                               1.10%
20.01 - 30.00                                          3.37
30.01 - 40.00                                          7.64
40.01 - 50.00                                         12.60
50.01 - 60.00                                         15.55
60.01 - 70.00                                         25.87
70.01 - 80.00                                         33.87
Total:                                               100.00%

W.A.: 61.48%
Lowest: 10.49%
Highest: 80.00%

--------------------------------------------------------------------------------

22. Cut-Off LTV

Cut-Off LTV                                         Percent
<= 20.00                                               1.66%
20.01 - 30.00                                          3.27
30.01 - 40.00                                          7.67
40.01 - 50.00                                         13.66
50.01 - 60.00                                         15.97
60.01 - 70.00                                         25.36
70.01 - 80.00                                         32.41
Total:                                               100.00%

W.A.: 60.42%

Lowest: 10.04%
Highest: 80.00%

--------------------------------------------------------------------------------

23. Original Term

Original Term                                       Percent
240`                                                   0.80%
300`                                                   0.17
360`                                                  99.03
Total:                                               100.00%

W.A.: 358.9 months
Lowest: 240 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cut-Off Remaining Term

Cut-Off Remaining Term                              Percent
181 - 228                                              0.80%
241 - 288                                              0.17
301 - 342                                             69.14
343 - 348                                             16.13
349 - 354                                             10.96
355 - 360                                              2.81
Total:                                               100.00%

W.A.: 340.9 months
Lowest: 219 months
Highest: 357 months

--------------------------------------------------------------------------------

25. Cutoff Loan Age

Cutoff Loan Age                                     Percent
1 - 6                                                  6.08%
7 - 12                                                11.49
13 - 18                                               13.47
19 - 24                                               68.70
25 - 30                                                0.26
Total:                                               100.00%

W.A.: 18.1 months
Lowest: 3 months
Highest: 25 months

--------------------------------------------------------------------------------

26. Gross Margin

Gross Margin                                        Percent
2.501 - 2.750                                        100.00%
Total:                                               100.00%

W.A.: 2.750%
Lowest: 2.750%
Highest: 2.750%

--------------------------------------------------------------------------------

27. Initial Cap (ARMs)

Initial Cap (ARMs)                                  Percent
5.000`                                               100.00%
Total:                                               100.00%

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

--------------------------------------------------------------------------------

28. Periodic Cap (ARMs)

Periodic Cap (ARMs)                                 Percent
2.000`                                               100.00%
Total:                                               100.00%

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

29. Maximum Rate (ARMs)

Maximum Rate (ARMs)                                 Percent
9.000`                                                 0.35%
9.125`                                                 1.40
9.250`                                                37.59
9.375`                                                33.29
9.500`                                                27.36
Total:                                               100.00%

W.A.: 9.357%
Lowest: 9.000%
Highest: 9.500%

--------------------------------------------------------------------------------

30. Cutoff Rollterm

Cutoff Rollterm                                     Percent
31 - 36                                                0.84%
37 - 42                                               69.26
43 - 48                                               16.13
49 - 54                                               10.96
55 - 60                                                2.81
Total:                                               100.00%

W.A.: 41.9 months
Lowest: 35 months
Highest: 57 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                   BAFC 2005-E

                            Group 5: 7/1 Hybrid Pool
                            Collateral Summary Report

                               Jun 29, 2005 23:07

--------------------------------------------------------------------------------

Selection Criteria: blank REJECTED; GROUP eq 5
Table of Contents

1.   General Pool Characteristics
2.   Originator Servicer
3.   Original Balance
4.   Cut-Off Balance
5.   Lien Position
6.   Coupon
7.   Credit Score
8.   PMI Providers
9.   Product Type
10.  Index
11.  Loan Purpose
12.  Property Type
13.  Occupancy Status
14.  Documentation
15.  State
16.  California
17.  Zip Code
18.  Convertible Flag
19.  Buydown Agreement
20.  Delinquency*
21.  OLTV
22.  Cut-Off LTV
23.  Original Term
24.  Cut-Off Remaining Term
25.  Cutoff Loan Age
26.  Gross Margin
27.  Initial Cap (ARMs)
28.  Periodic Cap (ARMs)
29.  Maximum Rate (ARMs)
30.  Cutoff Rollterm

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $70,019,084.87
Loan Count: 92
Cut-off Date: 2005-06-01
Avg. Loan Balance: $761,077.01
Avg. Orig. Balance: $765,917.93
Accelerated Docs: 100.00%
W.A. FICO: 752
W.A. Orig. LTV: 65.60%
W.A. Cut-Off LTV: 65.20%
W.A. Gross Coupon: 5.237%
W.A. Net Coupon: 4.987%
W.A. Svcg Fee: 0.250%
W.A. Trustee Fee:
W.A. Orig. Term: 360 months
W.A. Rem. Term: 357 months
W.A. Age: 3 months
% over 80 OLTV: 0.41%
% over 100 OLTV: 0.00%
% with PMI: 0.41%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 27.99%
W.A. MI Adjusted LTV: 65.09%
% Second Lien: 0.00%
% with Prepay Penalty: 1.03%
% Balloon: 0.00%
% Conforming: 4.31%
Max. Zipcode Conc.: 3.24%

--------------------------------------------------------------------------------

2. Originator Servicer

Originator

Servicer                                            Percent
Bank of America                                        4.29%
Chase                                                 92.95
Greenpoint Mortgage                                    2.76
Total:                                               100.00%

--------------------------------------------------------------------------------

3. Original Balance

Original Balance                                    Percent
100,000.01 - 150,000.00                                0.49%
150,000.01 - 200,000.00                                0.98
200,000.01 - 250,000.00                                0.96
300,000.01 - 350,000.00                                1.38
350,000.01 - 400,000.00                                4.37
400,000.01 - 450,000.00                                4.39
450,000.01 - 500,000.00                                6.24
500,000.01 - 550,000.00                                0.78
550,000.01 - 600,000.00                                5.74
600,000.01 - 650,000.00                                1.85
650,000.01 - 700,000.00                                0.98
750,000.01 - 800,000.00                                2.18
900,000.01 - 950,000.00                                1.32
950,000.01 - 1,000,000.00                             14.24
1,000,000.01 - 1,050,000.00                            7.24
1,050,000.01 - 1,100,000.00                           17.09
1,100,000.01 - 1,150,000.00                            1.64
1,150,000.01 - 1,200,000.00                            1.69
1,200,000.01 - 1,250,000.00                            1.71
1,250,000.01 - 1,300,000.00                            5.48
1,300,000.01 - 1,350,000.00                            3.80
1,350,000.01 - 1,400,000.00                            1.95
1,400,000.01 - 1,450,000.00                            4.10
1,450,000.01 - 1,500,000.00                            2.14
1,700,000.01 - 1,750,000.00                            4.68
1,800,000.01 - 1,850,000.00                            2.60
Total:                                               100.00%

Average: $765,917.93
Lowest: $102,320.00
Highest: $1,824,450.00

--------------------------------------------------------------------------------

4. Cut-Off Balance

Cut-Off Balance                                     Percent
100,000.01 - 150,000.00                                0.49%
150,000.01 - 200,000.00                                0.98
200,000.01 - 250,000.00                                0.96
300,000.01 - 350,000.00                                1.38
350,000.01 - 400,000.00                                4.37
400,000.01 - 450,000.00                                4.39
450,000.01 - 500,000.00                                6.24
500,000.01 - 550,000.00                                0.78
550,000.01 - 600,000.00                                5.74
600,000.01 - 650,000.00                                1.85
650,000.01 - 700,000.00                                0.98
750,000.01 - 800,000.00                                2.18
900,000.01 - 950,000.00                                1.32
950,000.01 - 1,000,000.00                             17.09
1,000,000.01 - 1,050,000.00                            4.39
1,050,000.01 - 1,100,000.00                           17.09
1,100,000.01 - 1,150,000.00                            1.64
1,150,000.01 - 1,200,000.00                            3.41
1,200,000.01 - 1,250,000.00                            1.78
1,250,000.01 - 1,300,000.00                            3.70
1,300,000.01 - 1,350,000.00                            3.80
1,350,000.01 - 1,400,000.00                            1.95
1,400,000.01 - 1,450,000.00                            4.10
1,450,000.01 - 1,500,000.00                            2.14
1,500,000.01 - 1,550,000.00                            2.20
1,700,000.01 - 1,750,000.00                            2.48
1,800,000.01 - 1,850,000.00                            2.60
Total:                                               100.00%

Average: $761,077.01
Lowest: $102,320.00
Highest: $1,818,571.18

--------------------------------------------------------------------------------

5. Lien Position

Lien Position                                       Percent
1`                                                   100.00%
Total:                                               100.00%

--------------------------------------------------------------------------------

6. Coupon

Coupon                                              Percent
3.751 - 4.000                                          1.10%
4.001 - 4.250                                          0.80
4.251 - 4.500                                          0.85
4.501 - 4.750                                          1.56
4.751 - 5.000                                         20.30
5.001 - 5.250                                         43.35
5.251 - 5.500                                         18.21
5.501 - 5.750                                          7.23
5.751 - 6.000                                          4.13
6.001 - 6.250                                          0.50
6.251 - 6.500                                          1.02
6.501 - 6.750                                          0.71
6.751 - 7.000                                          0.23
Total:                                               100.00%

W.A.: 5.237

Lowest: 4.000
Highest: 7.000

--------------------------------------------------------------------------------

7. Credit Score

Credit Score                                        Percent
800 - 849                                              7.10%
750 - 799                                             48.64
700 - 749                                             29.80
650 - 699                                             13.24
600 - 649                                              1.22
Total:                                               100.00%

W.A.: 752

Lowest: 623
Highest: 810

--------------------------------------------------------------------------------

8. PMI Providers

PMI Providers                                       Percent
NONE                                                  99.59%
MGIC                                                   0.25
RMIC                                                   0.17
Total:                                               100.00%

--------------------------------------------------------------------------------

9. Product Type

Product Type                                        Percent
7/23 1YR CMT                                           0.80%
7/23 1YR LIBOR                                        93.59
7/23 1YR LIBOR - IO                                    2.85
7/23 6 MO LIBOR                                        0.80
7/23 6 MO LIBOR - IO                                   1.96
Total:                                               100.00%


--------------------------------------------------------------------------------

10. Index

Index                                               Percent
1YR LIBOR                                             96.44%
6MO LIBOR                                              2.76
1YR CMT                                                0.80
Total:                                               100.00%

--------------------------------------------------------------------------------

11. Loan Purpose

Loan Purpose                                        Percent
Purchase                                              61.60%
Refinance-Cashout                                     23.40
Refinance-Rate/Term                                   15.00
Total:                                               100.00%

--------------------------------------------------------------------------------

12. Property Type

Property Type                                       Percent
SFR                                                   61.24%
PUD                                                   18.94
Condominium                                           12.11
Cooperative                                            6.24
2-Family                                               1.46
Total:                                               100.00%


--------------------------------------------------------------------------------

13. Occupancy Status

Occupancy Status                                    Percent

Primary                                               89.51%
Secondary                                              8.73
Investor                                               1.76
Total:                                               100.00%

--------------------------------------------------------------------------------

14. Documentation

Documentation                                       Percent
Full                                                  78.75%
Alternative                                            8.25
Streamline                                             7.91
Stated                                                 2.07
Stated Income                                          1.52
Unknown                                                1.50
Total:                                               100.00%


--------------------------------------------------------------------------------

15. State

State                                               Percent
California                                            34.22%
New York                                              22.62
New Jersey                                            11.34
Florida                                                8.17
Massachusetts                                          3.61
Other                                                 20.04
Total:                                               100.00%


--------------------------------------------------------------------------------

16. California

California                                          Percent
Northern California                                   39.67%
Southern California                                   60.33
Total:                                               100.00%

--------------------------------------------------------------------------------

17. Zip Code

Zip Code                                            Percent
10013`                                                 3.24%
08008`                                                 3.03
10023`                                                 2.66
78645`                                                 2.60
10549`                                                 2.48
Other                                                 86.00
Total:                                               100.00%


--------------------------------------------------------------------------------

18. Convertible Flag

Convertible Flag                                    Percent

N                                                    100.00%
Total:                                               100.00%

--------------------------------------------------------------------------------

19. Buydown Agreement

Buydown Agreement                                   Percent
N                                                    100.00%
Total:                                               100.00%

--------------------------------------------------------------------------------

20. Delinquency*

Delinquency*                                        Percent
0-29 days                                            100.00%
Total:                                               100.00%

* MBA method

--------------------------------------------------------------------------------

21. OLTV

OLTV                                                Percent
30.01 - 40.00                                          2.99%
40.01 - 50.00                                         10.79
50.01 - 60.00                                         12.22
60.01 - 70.00                                         31.48
70.01 - 80.00                                         42.10
80.01 - 90.00                                          0.17
90.01 - 100.00                                         0.25
Total:                                               100.00%

W.A.: 65.60%
Lowest: 31.25%
Highest: 95.00%

--------------------------------------------------------------------------------

22. Cut-Off LTV

Cut-Off LTV                                         Percent
30.01 - 40.00                                          3.44%
40.01 - 50.00                                         10.34
50.01 - 60.00                                         14.42
60.01 - 70.00                                         29.29
70.01 - 80.00                                         42.10
80.01 - 90.00                                          0.17
90.01 - 100.00                                         0.25
Total:                                               100.00%

W.A.: 65.20%
Lowest: 31.18%
Highest: 94.68%

--------------------------------------------------------------------------------

23. Original Term

Original Term                                       Percent
360                                                  100.00%
Total:                                               100.00%

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cut-Off Remaining Term

Cut-Off Remaining Term                              Percent
349 - 354                                              2.48%
355 - 360                                             97.52
Total:                                               100.00%

W.A.: 357.0 months
Lowest: 354 months
Highest: 359 months

--------------------------------------------------------------------------------

25. Cutoff Loan Age

Cutoff Loan Age                                     Percent
1 - 6                                                100.00%
Total:                                               100.00%

W.A.: 3.0 months
Lowest: 1 months
Highest: 6 months

--------------------------------------------------------------------------------

26. Gross Margin

Gross Margin                                        Percent
2.001 - 2.250                                         71.99%
2.251 - 2.500                                         28.01
Total:                                               100.00%

W.A.: 2.320%
Lowest: 2.250%
Highest: 2.500%

--------------------------------------------------------------------------------

27. Initial Cap (ARMs)

Initial Cap (ARMs)                                  Percent
5.000`                                               100.00%
Total:                                               100.00%

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

--------------------------------------------------------------------------------

28. Periodic Cap (ARMs)

Periodic Cap (ARMs)                                 Percent
1.000`                                                 2.76%
2.000`                                                97.24
Total:                                               100.00%

W.A.: 1.972%
Lowest: 1.000%
Highest: 2.000%

--------------------------------------------------------------------------------

29. Maximum Rate (ARMs)

Maximum Rate (ARMs)                                 Percent
9.000`                                                 1.10%
9.125`                                                 0.80
9.500`                                                 0.85
9.750`                                                 1.56
9.875`                                                 9.01
10.000`                                               11.29
10.125`                                               27.56
10.250`                                               15.80
10.375`                                               11.45
10.500`                                                6.76
10.625`                                                4.59
10.750`                                                2.64
10.875`                                                2.18
11.000`                                                1.95
11.125`                                                0.50
11.375`                                                0.80
11.500`                                                0.22
11.750`                                                0.71
12.000`                                                0.23
Total:                                               100.00%

W.A.: 10.237%
Lowest: 9.000%
Highest: 12.000%

--------------------------------------------------------------------------------

30. Cutoff Rollterm

Cutoff Rollterm                                     Percent
73 - 78                                                2.48%
79 - 84                                               97.52
Total:                                               100.00%

W.A.: 81.0 months
Lowest: 78 months
Highest: 83 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.


                            Global Structured Finance

                                   BAFC 2005-E

                      Group 6: 10/1 Hybrid Pool - Seasoned
                            Collateral Summary Report

                               Jun 29, 2005 23:07

--------------------------------------------------------------------------------

Selection Criteria: blank REJECTED; GROUP eq 6
Table of Contents

1.   General Pool Characteristics
2.   Originator Servicer
3.   Original Balance
4.   Cut-Off Balance
5.   Lien Position
6.   Coupon
7.   Credit Score
8.   PMI Providers
9.   Product Type
10.  Index
11.  Loan Purpose
12.  Property Type
13.  Occupancy Status
14.  Documentation
15.  State
16.  California
17.  Zip Code
18.  Convertible Flag
19.  Buydown Agreement
20.  Delinquency*
21.  OLTV
22.  Cut-Off LTV
23.  Original Term
24.  Cut-Off Remaining Term
25.  Cutoff Loan Age
26.  Gross Margin
27.  Initial Cap (ARMs)
28.  Periodic Cap (ARMs)
29.  Maximum Rate (ARMs)
30.  Cutoff Rollterm

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $116,292,492.71
Loan Count: 203
Cut-off Date: 2005-06-01
Avg. Loan Balance: $572,869.42
Avg. Orig. Balance: $601,191.67
Accelerated Docs: 100.00%
W.A. FICO: 744
W.A. Orig. LTV: 60.26%
W.A. Cut-Off LTV: 58.24%
W.A. Gross Coupon: 5.241%
W.A. Net Coupon: 4.991%
W.A. Svcg Fee: 0.250%
W.A. Trustee Fee:
W.A. Orig. Term: 359 months
W.A. Rem. Term: 340 months
W.A. Age: 19 months
% over 80 OLTV: 0.71%
% over 100 OLTV: 0.00%
% with PMI: 0.71%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 23.82%
W.A. MI Adjusted LTV: 58.10%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
% Conforming: 8.39%
Max. Zipcode Conc.: 3.27%

--------------------------------------------------------------------------------

2. Originator Servicer

Originator

Servicer                                            Percent
Bank of America                                        7.61%
Chase                                                 91.39
Greenpoint Mortgage                                    1.00
Total:                                               100.00%

--------------------------------------------------------------------------------

3. Original Balance

Original Balance                                    Percent
50,000.01 - 100,000.00                                 0.59%
100,000.01 - 150,000.00                                1.41
150,000.01 - 200,000.00                                0.87
200,000.01 - 250,000.00                                1.88
250,000.01 - 300,000.00                                1.44
300,000.01 - 350,000.00                                2.19
350,000.01 - 400,000.00                                5.11
400,000.01 - 450,000.00                                6.04
450,000.01 - 500,000.00                                5.63
500,000.01 - 550,000.00                                4.44
550,000.01 - 600,000.00                                3.83
600,000.01 - 650,000.00                                4.80
650,000.01 - 700,000.00                                3.91
700,000.01 - 750,000.00                                1.20
750,000.01 - 800,000.00                                5.95
850,000.01 - 900,000.00                                2.22
900,000.01 - 950,000.00                                2.26
950,000.01 - 1,000,000.00                             23.54
1,000,000.01 - 1,050,000.00                            2.45
1,050,000.01 - 1,100,000.00                            9.69
1,150,000.01 - 1,200,000.00                            1.00
1,250,000.01 - 1,300,000.00                            1.09
1,350,000.01 - 1,400,000.00                            1.20
1,450,000.01 - 1,500,000.00                            2.50
1,600,000.01 - 1,650,000.00                            1.34
1,950,000.01 - 2,000,000.00                            3.40
Total:                                               100.00%

Average: $601,191.67
Lowest: $52,500.00
Highest: $2,000,000.00

--------------------------------------------------------------------------------

4. Cut-Off Balance

Cut-Off Balance                                     Percent
50,000.01 - 100,000.00                                 0.64%
100,000.01 - 150,000.00                                1.41
150,000.01 - 200,000.00                                1.01
200,000.01 - 250,000.00                                1.74
250,000.01 - 300,000.00                                1.69
300,000.01 - 350,000.00                                2.23
350,000.01 - 400,000.00                                5.80
400,000.01 - 450,000.00                                5.44
450,000.01 - 500,000.00                                6.07
500,000.01 - 550,000.00                                4.93
550,000.01 - 600,000.00                                4.44
600,000.01 - 650,000.00                                5.99
650,000.01 - 700,000.00                                2.30
700,000.01 - 750,000.00                                1.26
750,000.01 - 800,000.00                                5.99
800,000.01 - 850,000.00                                1.43
850,000.01 - 900,000.00                                2.98
900,000.01 - 950,000.00                                4.80
950,000.01 - 1,000,000.00                             18.39
1,000,000.01 - 1,050,000.00                            2.65
1,050,000.01 - 1,100,000.00                            8.28
1,150,000.01 - 1,200,000.00                            1.00
1,250,000.01 - 1,300,000.00                            1.09
1,350,000.01 - 1,400,000.00                            1.20
1,400,000.01 - 1,450,000.00                            1.23
1,450,000.01 - 1,500,000.00                            1.28
1,550,000.01 - 1,600,000.00                            1.34
1,950,000.01 - 2,000,000.00                            3.40
Total:                                               100.00%

Average: $572,869.42
Lowest: $50,887.84
Highest: $1,980,572.27

--------------------------------------------------------------------------------

5. Lien Position

Lien Position                                       Percent
1`                                                   100.00%
Total:                                               100.00%

--------------------------------------------------------------------------------

6. Coupon

Coupon                                              Percent
3.751 - 4.000                                          1.48%
4.001 - 4.250                                          0.75
4.251 - 4.500                                          1.15
4.501 - 4.750                                         14.55
4.751 - 5.000                                         13.11
5.001 - 5.250                                         27.17
5.251 - 5.500                                         22.08
5.501 - 5.750                                         11.61
5.751 - 6.000                                          3.20
6.001 - 6.250                                          3.91
6.251 - 6.500                                          0.52
6.501 - 6.750                                          0.48
Total:                                               100.00%

W.A.: 5.241

Lowest: 3.875
Highest: 6.750

--------------------------------------------------------------------------------

7. Credit Score

Credit Score                                        Percent
800 - 849                                              2.59%
750 - 799                                             52.36
700 - 749                                             25.60
650 - 699                                             18.26
600 - 649                                              1.19
Total:                                               100.00%

W.A.: 744

Lowest: 625
Highest: 811

--------------------------------------------------------------------------------

8. PMI Providers

PMI Providers                                       Percent
NONE                                                  99.29%
GEMIC                                                  0.44
UGRIC                                                  0.14
MGIC                                                   0.13
Total:                                               100.00%


--------------------------------------------------------------------------------

9. Product Type

Product Type                                        Percent
10/20 1YR CMT                                         42.14%
10/20 1YR LIBOR                                       49.14
10/20 1YR LIBOR - IO                                   7.41
10/20 6 MO LIBOR - IO                                  1.00
10/5 1YR LIBOR                                         0.31
Total:                                               100.00%


--------------------------------------------------------------------------------

10. Index

Index                                               Percent

1YR LIBOR                                             56.87%
1YR CMT                                               42.14
6MO LIBOR                                              1.00
Total:                                               100.00%

--------------------------------------------------------------------------------

11. Loan Purpose

Loan Purpose                                        Percent
Refinance-Rate/Term                                   40.14%
Purchase                                              39.83
Refinance-Cashout                                     20.03
Total:                                               100.00%

--------------------------------------------------------------------------------

12. Property Type

Property Type                                       Percent
SFR                                                   60.03%
Cooperative                                           14.22
Condominium                                           11.91
PUD                                                   11.47
2-Family                                               2.28
4-Family                                               0.09
Total:                                               100.00%


--------------------------------------------------------------------------------

13. Occupancy Status

Occupancy Status                                    Percent
Primary                                               90.13%
Secondary                                              9.04
Investor                                               0.84
Total:                                               100.00%

--------------------------------------------------------------------------------

14. Documentation

Documentation                                       Percent
Full                                                  75.79%
Limited                                                5.27
Alternative                                            5.20
Streamline                                             5.09
Stated                                                 5.01
No Doc                                                 1.44
Stated Income                                          1.00
Rapid                                                  0.86
Unknown                                                0.34
Total:                                               100.00%


--------------------------------------------------------------------------------

15. State

State                                               Percent
New York                                              37.19%
California                                            26.52
Connecticut                                            9.40
New Jersey                                             8.13
Florida                                                2.54
Other                                                 16.22
Total:                                               100.00%


--------------------------------------------------------------------------------

16. California

California                                          Percent
Northern California                                   28.49%
Southern California                                   71.51
Total:                                               100.00%

--------------------------------------------------------------------------------

17. Zip Code

Zip Code                                            Percent
06880`                                                 3.27%
10021`                                                 2.69
10128`                                                 2.63
10023`                                                 2.56
10024`                                                 2.25
Other                                                 86.61
Total:                                               100.00%


--------------------------------------------------------------------------------

18. Convertible Flag

Convertible Flag                                    Percent
N                                                    100.00%
Total:                                               100.00%

--------------------------------------------------------------------------------

19. Buydown Agreement

Buydown Agreement                                   Percent
N                                                    100.00%
Total:                                               100.00%

--------------------------------------------------------------------------------

20. Delinquency*

Delinquency*                                        Percent
0-29 days                                            100.00%
Total:                                               100.00%

* MBA method

--------------------------------------------------------------------------------

21. OLTV

OLTV                                                Percent
<= 20.00                                               0.92%
20.01 - 30.00                                          5.97
30.01 - 40.00                                          3.73
40.01 - 50.00                                         12.94
50.01 - 60.00                                         25.11
60.01 - 70.00                                         16.78
70.01 - 80.00                                         33.83
80.01 - 90.00                                          0.51
90.01 - 100.00                                         0.20
Total:                                               100.00%

W.A.: 60.26%
Lowest: 15.43%
Highest: 95.00%

--------------------------------------------------------------------------------

22. Cut-Off LTV

Cut-Off LTV                                         Percent
<= 20.00                                               1.37%
20.01 - 30.00                                          5.58
30.01 - 40.00                                          5.74
40.01 - 50.00                                         12.50
50.01 - 60.00                                         26.14
60.01 - 70.00                                         16.69
70.01 - 80.00                                         31.42
80.01 - 90.00                                          0.37
90.01 - 100.00                                         0.20
Total:                                               100.00%

W.A.: 58.24%
Lowest: 2.91%
Highest: 92.52%

--------------------------------------------------------------------------------

23. Original Term

Original Term                                       Percent
180`                                                   0.31%
360`                                                  99.69
Total:                                               100.00%

W.A.: 359.4 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cut-Off Remaining Term

Cut-Off Remaining Term                              Percent
121 - 168                                              0.31%
301 - 342                                             68.98
343 - 348                                             18.09
349 - 354                                              4.01
355 - 360                                              8.61
Total:                                               100.00%

W.A.: 340.2 months
Lowest: 159 months
Highest: 359 months

--------------------------------------------------------------------------------

25. Cutoff Loan Age

Cutoff Loan Age                                     Percent
1 - 6                                                  8.61%
7 - 12                                                 7.51
13 - 18                                               18.23
19 - 24                                               39.14
25 - 30                                               26.32
31 - 36                                                0.19
Total:                                               100.00%

W.A.: 19.2 months
Lowest: 1 months
Highest: 31 months

--------------------------------------------------------------------------------

26. Gross Margin

Gross Margin                                        Percent
2.001 - 2.250                                         88.50%
2.251 - 2.500                                          8.94
2.501 - 2.750                                          2.55
Total:                                               100.00%

W.A.: 2.285%
Lowest: 2.250%
Highest: 2.750%

--------------------------------------------------------------------------------

27. Initial Cap (ARMs)

Initial Cap (ARMs)                                  Percent
2.000`                                                 0.84%
3.000`                                                 2.96
5.000`                                                96.20
Total:                                               100.00%

W.A.: 4.916%
Lowest: 2.000%
Highest: 5.000%

--------------------------------------------------------------------------------

28. Periodic Cap (ARMs)

Periodic Cap (ARMs)                                 Percent
1.000`                                                 1.00%
2.000`                                                99.00
Total:                                               100.00%

W.A.: 1.990%
Lowest: 1.000%
Highest: 2.000%

--------------------------------------------------------------------------------

29. Maximum Rate (ARMs)

Maximum Rate (ARMs)                                 Percent
8.875`                                                 0.37%
9.000`                                                 1.11
9.250`                                                 0.75
9.500`                                                 1.15
9.625`                                                 6.31
9.750`                                                 8.24
9.875`                                                 7.44
10.000`                                                5.67
10.125`                                               13.02
10.250`                                               14.15
10.375`                                                9.77
10.500`                                               11.64
10.625`                                                6.16
10.750`                                                5.45
10.875`                                                3.22
11.000`                                                0.65
11.125`                                                0.67
11.250`                                                3.24
11.500`                                                0.52
11.750`                                                0.48
Total:                                               100.00%

W.A.: 10.244%
Lowest: 8.875%
Highest: 11.750%

--------------------------------------------------------------------------------

30. Cutoff Rollterm

Cutoff Rollterm                                     Percent
85 - 90                                                0.19%
91 - 96                                               32.97
97 - 102                                              36.12
103 or greater                                        30.71
Total:                                               100.00%

W.A.: 100.8 months
Lowest: 89 months
Highest: 119 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                   BAFC 2005-E

                      Group 7: COFI Negam Pool - Conforming
                            Collateral Summary Report

                               Jun 29, 2005 23:07

--------------------------------------------------------------------------------

Selection Criteria: blank REJECTED; GROUP eq 7

Table of Contents

1.   General Pool Characteristics
2.   Originator Servicer
3.   Original Balance
4.   Cut-Off Balance
5.   Lien Position
6.   Coupon
7.   Credit Score
8.   PMI Providers
9.   Product Type
10.  Index
11.  Loan Purpose
12.  Property Type
13.  Occupancy Status
14.  Documentation
15.  State
16.  California
17.  Zip Code
18.  Convertible Flag
19.  Buydown Agreement
20.  Delinquency*
21.  OLTV
22.  Cut-Off LTV
23.  Original Term
24.  Cut-Off Remaining Term
25.  Cutoff Loan Age
26.  Gross Margin
27.  Max Neg Am Percentage (ARMs)
28.  Payment Cap (ARMs)
29.  Maximum Rate (ARMs)
30.  Cutoff Rollterm
31.  Teaser Period

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $136,650,435.52
Loan Count: 615
Cut-off Date: 2005-06-01
Avg. Loan Balance: $222,195.83
Avg. Orig. Balance: $222,919.15
Accelerated Docs: 100.00%
W.A. FICO: 710
W.A. Orig. LTV: 75.46%
W.A. Cut-Off LTV: 75.30%
W.A. Gross Coupon: 2.717%
W.A. Net Coupon: 2.337%
W.A. Svcg Fee: 0.375%
W.A. Trustee Fee:
W.A. Orig. Term: 360 months
W.A. Rem. Term: 357 months
W.A. Age: 3 months
% over 80 OLTV: 6.14%
% over 100 OLTV: 0.00%
% with PMI: 6.14%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 25.74%
W.A. MI Adjusted LTV: 73.85%
% Second Lien: 0.00%
% with Prepay Penalty: 39.60%
% Balloon: 0.00%
% Conforming: 100.00%
Max. Zipcode Conc.: 1.05%

--------------------------------------------------------------------------------

2. Originator Servicer

Originator

Servicer                                            Percent
Countrywide                                          100.00%
Total:                                               100.00%

--------------------------------------------------------------------------------

3. Original Balance

Original Balance                                    Percent
<= 50,000.00                                           0.12%
50,000.01 - 100,000.00                                 2.87
100,000.01 - 150,000.00                                6.96
150,000.01 - 200,000.00                               17.90
200,000.01 - 250,000.00                               20.05
250,000.01 - 300,000.00                               20.15
300,000.01 - 350,000.00                               23.71
350,000.01 - 400,000.00                                5.64
400,000.01 - 450,000.00                                1.90
450,000.01 - 500,000.00                                0.70
Total:                                               100.00%

Average: $222,919.15
Lowest: $40,000.00
Highest: $487,500.00

--------------------------------------------------------------------------------

4. Cut-Off Balance

Cut-Off Balance                                     Percent
<= 50,000.00                                           0.12%
50,000.01 - 100,000.00                                 2.92
100,000.01 - 150,000.00                                6.85
150,000.01 - 200,000.00                               17.99
200,000.01 - 250,000.00                               20.02
250,000.01 - 300,000.00                               19.93
300,000.01 - 350,000.00                               23.93
350,000.01 - 400,000.00                                5.64
400,000.01 - 450,000.00                                1.90
450,000.01 - 500,000.00                                0.70
Total:                                               100.00%

Average: $222,195.83
Lowest: $39,830.74
Highest: $485,437.25

--------------------------------------------------------------------------------

5. Lien Position

Lien Position                                       Percent
1`                                                   100.00%
Total:                                               100.00%

--------------------------------------------------------------------------------

6. Coupon

Coupon                                              Percent
0.751 - 1.000                                         31.89%
1.001 - 1.250                                          1.34
1.251 - 1.500                                          8.07
1.501 - 1.750                                         15.81
1.751 - 2.000                                          2.13
2.001 - 2.250                                          7.09
2.251 - 2.500                                          0.41
2.501 - 2.750                                          0.65
2.751 - 3.000                                          0.12
3.001 - 3.250                                          0.42
3.501 - 3.750                                          0.14
4.001 - 4.250                                          0.40
4.251 - 4.500                                          0.15
4.501 - 4.750                                          0.31
4.751 - 5.000                                          3.28
5.001 - 5.250                                          4.39
5.251 - 5.500                                         10.04
5.501 - 5.750                                          6.34
5.751 - 6.000                                          6.03
6.001 - 6.250                                          0.51
6.251 - 6.500                                          0.47
Total:                                               100.00%

W.A.: 2.717
Lowest: 1.000
Highest: 6.375

--------------------------------------------------------------------------------

7. Credit Score

Credit Score                                        Percent
800 - 849                                              3.72%
750 - 799                                             18.58
700 - 749                                             33.78
650 - 699                                             32.34
600 - 649                                             11.58
Total:                                               100.00%

W.A.: 710
Lowest: 611
Highest: 816

--------------------------------------------------------------------------------

8. PMI Providers

PMI Providers                                       Percent
NONE                                                  93.86%
PMIC                                                   2.17
RGIC                                                   1.37
MGIC                                                   0.95
TGIC                                                   0.58
UGRIC                                                  0.39
GEMIC                                                  0.36
RMIC                                                   0.33
Total:                                               100.00%


--------------------------------------------------------------------------------

9. Product Type

Product Type                                        Percent
1MO COFI NPP                                          60.40%
1MO COFI PP1H                                         22.11
1MO COFI PP1S                                          0.06
1MO COFI PP3H                                          8.75
1MO COFI PP3S                                          8.68
Total:                                               100.00%


--------------------------------------------------------------------------------

10. Index

Index                                               Percent
1MO COFI                                             100.00%
Total:                                               100.00%

--------------------------------------------------------------------------------

11. Loan Purpose

Loan Purpose                                        Percent
Refinance-Cashout                                     44.50%
Purchase                                              40.02
Refinance-Rate/Term                                   15.48
Total:                                               100.00%

--------------------------------------------------------------------------------

12. Property Type

Property Type                                       Percent
SFR                                                   57.97%
PUD                                                   22.89
Condominium                                           11.09
2-Family                                               5.83
3-Family                                               1.31
4-Family                                               0.92
Total:                                               100.00%


--------------------------------------------------------------------------------

13. Occupancy Status

Occupancy Status                                    Percent
Primary                                               73.62%
Investor                                              18.64
Secondary                                              7.74
Total:                                               100.00%

--------------------------------------------------------------------------------

14. Documentation

Documentation                                       Percent
Reduced                                               57.32%
Full                                                  20.20
Alternative                                           16.31
SISA                                                   5.99
NINA                                                   0.17
Total:                                               100.00%


--------------------------------------------------------------------------------

15. State

State                                               Percent
California                                            34.43%
Florida                                               10.76
Nevada                                                10.14
New Jersey                                             4.82
Arizona                                                4.16
Other                                                 35.69
Total:                                               100.00%


--------------------------------------------------------------------------------

16. California

California                                          Percent
Northern California                                   44.32%
Southern California                                   55.68
Total:                                               100.00%

--------------------------------------------------------------------------------

17. Zip Code

Zip Code                                            Percent
89148`                                                 1.05%
89147`                                                 0.98
89149`                                                 0.90
89141`                                                 0.71
95823`                                                 0.67
Other                                                 95.69
Total:                                               100.00%


--------------------------------------------------------------------------------

18. Convertible Flag

Convertible Flag                                    Percent

N                                                    100.00%
Total:                                               100.00%

--------------------------------------------------------------------------------

19. Buydown Agreement

Buydown Agreement                                   Percent

N                                                    100.00%
Total:                                               100.00%

--------------------------------------------------------------------------------

20. Delinquency*

Delinquency*                                        Percent
0-29 days                                            100.00%
Total:                                               100.00%

* MBA method

--------------------------------------------------------------------------------

21. OLTV

OLTV                                                Percent
20.01 - 30.00                                          0.82%
30.01 - 40.00                                          0.69
40.01 - 50.00                                          1.90
50.01 - 60.00                                          3.73
60.01 - 70.00                                         14.06
70.01 - 80.00                                         72.64
80.01 - 90.00                                          3.68
90.01 - 100.00                                         2.46
Total:                                               100.00%

W.A.: 75.46%

Lowest: 20.33%
Highest: 95.00%

--------------------------------------------------------------------------------

22. Cut-Off LTV

Cut-Off LTV                                         Percent
20.01 - 30.00                                          0.87%
30.01 - 40.00                                          0.69
40.01 - 50.00                                          1.90
50.01 - 60.00                                          3.77
60.01 - 70.00                                         13.47
70.01 - 80.00                                         64.95
80.01 - 90.00                                         11.51
90.01 - 100.00                                         2.83
Total:                                               100.00%

W.A.: 75.30%
Lowest: 20.31%
Highest: 94.92%

--------------------------------------------------------------------------------

23. Original Term

Original Term                                       Percent
360`                                                 100.00%
Total:                                               100.00%

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cut-Off Remaining Term

Cut-Off Remaining Term                              Percent
349 - 354                                             18.01%
355 - 360                                             81.99
Total:                                               100.00%

W.A.: 357.3 months
Lowest: 350 months
Highest: 360 months

--------------------------------------------------------------------------------

25. Cutoff Loan Age

Cutoff Loan Age                                     Percent
0                                                      0.45%
1 - 6                                                 82.06
7 - 12                                                17.50
Total:                                               100.00%

W.A.: 2.7 months
Lowest: 0 months
Highest: 10 months

--------------------------------------------------------------------------------

26. Gross Margin

Gross Margin                                        Percent
1.501 - 1.750                                          0.14%
1.751 - 2.000                                          0.15
2.251 - 2.500                                          1.43
2.501 - 2.750                                          4.39
2.751 - 3.000                                         14.20
3.001 - 3.250                                         21.90
3.251 - 3.500                                         24.53
3.501 - 3.750                                          8.48
3.751 - 4.000                                         15.00
4.001 - 4.250                                          9.79
Total:                                               100.00%

W.A.: 3.409%
Lowest: 1.750%
Highest: 4.150%

--------------------------------------------------------------------------------

27. Max Neg Am Percentage (ARMs)

Max Neg Am Percentage (ARMs)                        Percent
110`                                                   1.89%
115`                                                  98.11
Total:                                               100.00%

--------------------------------------------------------------------------------

28. Payment Cap (ARMs)

Payment Cap (ARMs)                                  Percent
7.50`                                                100.00%
Total:                                               100.00%

--------------------------------------------------------------------------------

29. Maximum Rate (ARMs)

Maximum Rate (ARMs)                                 Percent
9.950`                                                99.58%
10.325`                                                0.42
Total:                                               100.00%

W.A.: 9.952%

Lowest: 9.950%
Highest: 10.325%

--------------------------------------------------------------------------------

30. Cutoff Rollterm

Cutoff Rollterm                                     Percent
1 - 6                                                100.00%
Total:                                               100.00%

W.A.: 1.1 months
Lowest: 1 months
Highest: 3 months

--------------------------------------------------------------------------------

31. Teaser Period

Teaser Period                                       Percent
1`                                                    76.28%
2`                                                     0.17
3`                                                    23.55
Total:                                               100.00%

W.A.: 1.5 months
Lowest: 1 months
Highest: 3 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                   BAFC 2005-E

                    Group 8: COFI Negam Pool - Non-Conforming
                            Collateral Summary Report

                               Jun 29, 2005 23:07

--------------------------------------------------------------------------------

Selection Criteria: blank REJECTED; GROUP eq 8
Table of Contents

1.    General Pool Characteristics
2.    Originator Servicer
3.    Original Balance
4.    Cut-Off Balance
5.    Lien Position
6.    Coupon
7.    Credit Score
8.    PMI Providers
9.    Product Type
10.   Index
11.   Loan Purpose
12.   Property Type
13.   Occupancy Status
14.   Documentation
15.   State
16.   California
17.   Zip Code
18.   Convertible Flag
19.   Buydown Agreement
20.   Delinquency*
21.   OLTV
22.   Cut-Off LTV
23.   Original Term
24.   Cut-Off Remaining Term
25.   Cutoff Loan Age
26.   Gross Margin
27.   Max Neg Am Percentage (ARMs)
28.   Payment Cap (ARMs)
29.   Maximum Rate (ARMs)
30.   Cutoff Rollterm
31.   Teaser Period

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $196,466,115.67
Loan Count: 368
Cut-off Date: 2005-06-01
Avg. Loan Balance: $533,875.31
Avg. Orig. Balance: $534,855.38
Accelerated Docs: 100.00%
W.A. FICO: 706
W.A. Orig. LTV: 73.66%
W.A. Cut-Off LTV: 73.53%
W.A. Gross Coupon: 2.930%
W.A. Net Coupon: 2.555%
W.A. Svcg Fee: 0.375%
W.A. Trustee Fee:
W.A. Orig. Term: 360 months
W.A. Rem. Term: 358 months
W.A. Age: 2 months
% over 80 OLTV: 0.67%
% over 100 OLTV: 0.00%
% with PMI: 0.40%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 25.00%
W.A. MI Adjusted LTV: 73.44%
% Second Lien: 0.00%
% with Prepay Penalty: 59.14%
% Balloon: 0.00%
% Conforming: 0.00%
Max. Zipcode Conc.: 1.53%


--------------------------------------------------------------------------------

2. Originator Servicer

Originator

Servicer                                            Percent
Countrywide                                          100.00%
Total:                                               100.00%

--------------------------------------------------------------------------------

3. Original Balance

Original Balance                                    Percent
350,000.01 - 400,000.00                               20.58%
400,000.01 - 450,000.00                               13.25
450,000.01 - 500,000.00                               13.28
500,000.01 - 550,000.00                               10.93
550,000.01 - 600,000.00                                7.35
600,000.01 - 650,000.00                                8.05
650,000.01 - 700,000.00                                3.43
700,000.01 - 750,000.00                                3.31
750,000.01 - 800,000.00                                1.59
800,000.01 - 850,000.00                                2.08
850,000.01 - 900,000.00                                2.22
900,000.01 - 950,000.00                                1.44
950,000.01 - 1,000,000.00                              4.51
1,000,000.01 - 1,050,000.00                            0.52
1,150,000.01 - 1,200,000.00                            0.61
1,300,000.01 - 1,350,000.00                            1.37
1,450,000.01 - 1,500,000.00                            3.03
1,750,000.01 - 1,800,000.00                            0.91
over 2,000,000.01                                      1.53
Total:                                               100.00%

Average: $534,855.38
Lowest: $360,000.00
Highest: $3,000,000.00

--------------------------------------------------------------------------------

4. Cut-Off Balance

Cut-Off Balance                                     Percent
350,000.01 - 400,000.00                               20.17%
400,000.01 - 450,000.00                               13.66
450,000.01 - 500,000.00                               13.28
500,000.01 - 550,000.00                               10.93
550,000.01 - 600,000.00                                7.65
600,000.01 - 650,000.00                                7.75
650,000.01 - 700,000.00                                3.43
700,000.01 - 750,000.00                                3.31
750,000.01 - 800,000.00                                1.59
800,000.01 - 850,000.00                                2.08
850,000.01 - 900,000.00                                2.22
900,000.01 - 950,000.00                                1.44
950,000.01 - 1,000,000.00                              4.51
1,000,000.01 - 1,050,000.00                            0.52
1,200,000.01 - 1,250,000.00                            0.61
1,300,000.01 - 1,350,000.00                            1.37
1,450,000.01 - 1,500,000.00                            3.03
1,750,000.01 - 1,800,000.00                            0.91
>= 2,000,000.01                                        1.53
Total:                                               100.00%

Average: $533,875.31
Lowest: $356,683.16
Highest: $2,996,856.80

--------------------------------------------------------------------------------

5. Lien Position

Lien Position                                       Percent
1`                                                   100.00%
Total:                                               100.00%

--------------------------------------------------------------------------------

6. Coupon

Coupon                                              Percent
0.751 - 1.000                                         38.82%
1.001 - 1.250                                          1.82
1.251 - 1.500                                          3.76
1.501 - 1.750                                         14.66
1.751 - 2.000                                          1.11
2.001 - 2.250                                          1.90
2.251 - 2.500                                          0.20
4.751 - 5.000                                          1.88
5.001 - 5.250                                          4.42
5.251 - 5.500                                          7.67
5.501 - 5.750                                          7.51
5.751 - 6.000                                         14.51
6.001 - 6.250                                          1.07
6.251 - 6.500                                          0.67
Total:                                               100.00%

W.A.: 2.930
Lowest: 1.000
Highest: 6.500

--------------------------------------------------------------------------------

7. Credit Score

Credit Score                                        Percent
800 - 849                                              1.08%
750 - 799                                             17.20
700 - 749                                             34.41
650 - 699                                             37.43
600 - 649                                              9.88
Total:                                               100.00%

W.A.: 706
Lowest: 611
Highest: 812

--------------------------------------------------------------------------------

8. PMI Providers

PMI Providers                                       Percent
NONE                                                  99.60%
RGIC                                                   0.20
UGRIC                                                  0.20
Total:                                               100.00%

--------------------------------------------------------------------------------

9. Product Type

Product Type                                        Percent
1MO COFI NPP                                          40.86%
1MO COFI PP1H                                         21.89
1MO COFI PP3H                                         31.91
1MO COFI PP3S                                          5.34
Total:                                               100.00%


--------------------------------------------------------------------------------

10. Index

Index                                               Percent
1MO COFI                                             100.00%
Total:                                               100.00%

--------------------------------------------------------------------------------

11. Loan Purpose

Loan Purpose                                        Percent
Refinance-Cashout                                     44.40%
Purchase                                              41.18
Refinance-Rate/Term                                   14.41
Total:                                               100.00%

--------------------------------------------------------------------------------

12. Property Type

Property Type                                       Percent
SFR                                                   68.52%
PUD                                                   24.80
Condominium                                            4.38
4-Family                                               1.54
2-Family                                               0.77
Total:                                               100.00%


--------------------------------------------------------------------------------

13. Occupancy Status

Occupancy Status                                    Percent

Primary                                               89.70%
Investor                                               7.20
Secondary                                              3.10
Total:                                               100.00%

--------------------------------------------------------------------------------

14. Documentation

Documentation                                       Percent
Reduced                                               75.11%
Full                                                  12.78
Alternative                                            6.15
SISA                                                   5.96
Total:                                               100.00%


--------------------------------------------------------------------------------

15. State

State                                               Percent
California                                            69.03%
Nevada                                                 5.53
Florida                                                4.89
Arizona                                                3.07
Massachusetts                                          2.26
Other                                                 15.22
Total:                                               100.00%


--------------------------------------------------------------------------------

16. California

California                                          Percent
Northern California                                   41.22%
Southern California                                   58.78
Total:                                               100.00%

--------------------------------------------------------------------------------

17. Zip Code

Zip Code                                            Percent
89145`                                                 1.53%
93065`                                                 1.40
90803`                                                 1.34
94080`                                                 1.18
92057`                                                 1.13
Other                                                 93.43
Total:                                               100.00%


--------------------------------------------------------------------------------

18. Convertible Flag

Convertible Flag                                    Percent
N                                                    100.00%
Total:                                               100.00%

--------------------------------------------------------------------------------

19. Buydown Agreement

Buydown Agreement                                   Percent
N                                                    100.00%
Total:                                               100.00%

--------------------------------------------------------------------------------

20. Delinquency*

Delinquency*                                        Percent
0-29 days                                            100.00%
Total:                                               100.00%

* MBA method

--------------------------------------------------------------------------------

21. OLTV

OLTV                                                Percent
30.01 - 40.00                                          0.67%
40.01 - 50.00                                          1.70
50.01 - 60.00                                          8.30
60.01 - 70.00                                         17.20
70.01 - 80.00                                         71.46
80.01 - 90.00                                          0.67
Total:                                               100.00%

W.A.: 73.66%
Lowest: 33.13%
Highest: 90.00%

--------------------------------------------------------------------------------

22. Cut-Off LTV

Cut-Off LTV                                         Percent
30.01 - 40.00                                          0.67%
40.01 - 50.00                                          1.70
50.01 - 60.00                                          8.30
60.01 - 70.00                                         17.20
70.01 - 80.00                                         66.36
80.01 - 90.00                                          5.78
Total:                                               100.00%

W.A.: 73.53%
Lowest: 33.09%
Highest: 89.83%

--------------------------------------------------------------------------------

23. Original Term

Original Term                                       Percent
360`                                                 100.00%
Total:                                               100.00%

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cut-Off Remaining Term

Cut-Off Remaining Term                              Percent
349 - 354                                             10.20%
355 - 360                                             89.80
Total:                                               100.00%

W.A.: 357.7 months
Lowest: 351 months
Highest: 360 months

--------------------------------------------------------------------------------

25. Cutoff Loan Age

Cutoff Loan Age                                     Percent
0`                                                     0.19%
1 - 6                                                 89.62
7 - 12                                                10.20
Total:                                               100.00%

W.A.: 2.3 months
Lowest: 0 months
Highest: 9 months

--------------------------------------------------------------------------------

26. Gross Margin

Gross Margin                                        Percent
1.751 - 2.000                                          0.41%
2.251 - 2.500                                          0.75
2.501 - 2.750                                          3.90
2.751 - 3.000                                         12.19
3.001 - 3.250                                         18.54
3.251 - 3.500                                         24.95
3.501 - 3.750                                         20.29
3.751 - 4.000                                          9.82
4.001 - 4.250                                          8.85
4.251 - 4.500                                          0.30
Total:                                               100.00%

W.A.: 3.424%
Lowest: 1.850%
Highest: 4.475%

--------------------------------------------------------------------------------

27. Max Neg Am Percentage (ARMs)

Max Neg Am Percentage (ARMs)                        Percent
110`                                                   0.64%
115`                                                  99.36
Total:                                               100.00%

--------------------------------------------------------------------------------

28. Payment Cap (ARMs)

Payment Cap (ARMs)                                  Percent
7.50`                                                100.00%
Total:                                               100.00%

--------------------------------------------------------------------------------

29. Maximum Rate (ARMs)

Maximum Rate (ARMs)                                 Percent
9.950`                                                99.46%
10.950`                                                0.26
11.000`                                                0.28
Total:                                               100.00%

W.A.: 9.956%

Lowest: 9.950%
Highest: 11.000%

--------------------------------------------------------------------------------

30. Cutoff Rollterm

Cutoff Rollterm                                     Percent
1 - 6                                                100.00%
Total:                                               100.00%

W.A.: 1.1 months
Lowest: 1 months
Highest: 2 months

--------------------------------------------------------------------------------

31. Teaser Period

Teaser Period                                       Percent
1`                                                    83.25%
3`                                                    16.75
Total:                                               100.00%

W.A.: 1.3 months
Lowest: 1 months
Highest: 3 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                   BAFC 2005-E

                            Group 9: Libor NegAm Pool
                            Collateral Summary Report

                               Jun 29, 2005 23:08

--------------------------------------------------------------------------------

Selection Criteria: blank REJECTED; GROUP eq 9

Table of Contents

1.   General Pool Characteristics
2.   Originator Servicer
3.   Original Balance
4.   Cut-Off Balance
5.   Lien Position
6.   Coupon
7.   Credit Score
8.   PMI Providers
9.   Product Type
10.  Index
11.  Loan Purpose
12.  Property Type
13.  Occupancy Status
14.  Documentation
15.  State
16.  California
17.  Zip Code
18.  Convertible Flag
19.  Buydown Agreement
20.  Delinquency*
21.  OLTV
22.  Cut-Off LTV
23.  Original Term
24.  Cut-Off Remaining Term
25.  Cutoff Loan Age
26.  Gross Margin
27.  Max Neg Am Percentage (ARMs)
28.  Payment Cap (ARMs)
29.  Maximum Rate (ARMs)
30.  Cutoff Rollterm
31.  Teaser Period

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $98,985,548.42
Loan Count: 335
Cut-off Date: 2005-06-01
Avg. Loan Balance: $295,479.25
Avg. Orig. Balance: $295,957.36
Accelerated Docs: 100.00%
W.A. FICO: 709
W.A. Orig. LTV: 77.56%
W.A. Cut-Off LTV: 77.44%
W.A. Gross Coupon: 1.645%
W.A. Net Coupon: 1.267%
W.A. Svcg Fee: 0.375%
W.A. Trustee Fee:
W.A. Orig. Term: 360 months
W.A. Rem. Term: 358 months
W.A. Age: 2 months
% over 80 OLTV: 1.71%
% over 100 OLTV: 0.00%
% with PMI: 1.71%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 25.93%
W.A. MI Adjusted LTV: 77.04%
% Second Lien: 0.00%
% with Prepay Penalty: 51.13%
% Balloon: 0.00%
% Conforming: 50.67%
Max. Zipcode Conc.: 1.17%


--------------------------------------------------------------------------------

2. Originator Servicer

Originator

Servicer                                            Percent
Countrywide                                          100.00%
Total:                                               100.00%

--------------------------------------------------------------------------------

3. Original Balance

Original Balance                                    Percent
50,000.01 - 100,000.00                                 1.56%
100,000.01 - 150,000.00                                5.44
150,000.01 - 200,000.00                                9.57
200,000.01 - 250,000.00                               11.30
250,000.01 - 300,000.00                               11.55
300,000.01 - 350,000.00                                8.25
350,000.01 - 400,000.00                                9.59
400,000.01 - 450,000.00                                7.67
450,000.01 - 500,000.00                               11.45
500,000.01 - 550,000.00                                3.20
550,000.01 - 600,000.00                                6.96
600,000.01 - 650,000.00                                3.84
650,000.01 - 700,000.00                                1.38
700,000.01 - 750,000.00                                2.99
750,000.01 - 800,000.00                                1.55
800,000.01 - 850,000.00                                0.82
850,000.01 - 900,000.00                                0.91
950,000.01 - 1,000,000.00                              1.98
Total:                                               100.00%

Average: $295,957.36
Lowest: $57,400.00
Highest: $992,360.00

--------------------------------------------------------------------------------

4. Cut-Off Balance

Cut-Off Balance                                     Percent
50,000.01 - 100,000.00                                 1.66%
100,000.01 - 150,000.00                                5.49
150,000.01 - 200,000.00                                9.41
200,000.01 - 250,000.00                               11.30
250,000.01 - 300,000.00                               11.55
300,000.01 - 350,000.00                                8.25
350,000.01 - 400,000.00                                9.59
400,000.01 - 450,000.00                                8.12
450,000.01 - 500,000.00                               11.00
500,000.01 - 550,000.00                                3.20
550,000.01 - 600,000.00                                6.35
600,000.01 - 650,000.00                                4.44
650,000.01 - 700,000.00                                1.38
700,000.01 - 750,000.00                                2.99
750,000.01 - 800,000.00                                1.55
800,000.01 - 850,000.00                                0.82
850,000.01 - 900,000.00                                0.91
950,000.01 - 1,000,000.00                              1.98
Total:                                               100.00%

Average: $295,479.25
Lowest: $56,293.31
Highest: $991,340.63

--------------------------------------------------------------------------------

5. Lien Position

Lien Position                                       Percent
1`                                                   100.00%
Total:                                               100.00%

--------------------------------------------------------------------------------

6. Coupon

Coupon                                              Percent
0.751 - 1.000                                         54.50%
1.251 - 1.500                                         19.38
1.501 - 1.750                                         12.39
1.751 - 2.000                                          0.92
2.001 - 2.250                                          2.39
2.251 - 2.500                                          0.12
2.501 - 2.750                                          0.22
3.001 - 3.250                                          0.18
3.501 - 3.750                                          0.26
4.251 - 4.500                                          0.46
4.501 - 4.750                                          0.32
4.751 - 5.000                                          0.62
5.001 - 5.250                                          2.84
5.251 - 5.500                                          1.39
5.501 - 5.750                                          2.90
6.001 - 6.250                                          1.09
Total:                                               100.00%

W.A.: 1.645
Lowest: 1.000
Highest: 6.250

--------------------------------------------------------------------------------

7. Credit Score

Credit Score                                        Percent
800 - 849                                              2.85%
750 - 799                                             20.74
700 - 749                                             29.50
650 - 699                                             36.83
600 - 649                                             10.08
Total:                                               100.00%

W.A.: 709
Lowest: 611
Highest: 813

--------------------------------------------------------------------------------

8. PMI Providers

PMI Providers                                       Percent
NONE                                                  98.29%
TGIC                                                   0.41
PMIC                                                   0.39
RGIC                                                   0.33
MGIC                                                   0.31
RMIC                                                   0.20
UGRIC                                                  0.06
Total:                                               100.00%


--------------------------------------------------------------------------------

9. Product Type

Product Type                                        Percent
1MO LIBOR NPP                                         48.87%
1MO LIBOR PP1H                                        50.84
1MO LIBOR PP3H                                         0.30
Total:                                               100.00%

--------------------------------------------------------------------------------

10. Index

Index                                               Percent
1MO LIBOR                                            100.00%
Total:                                               100.00%

--------------------------------------------------------------------------------

11. Loan Purpose

Loan Purpose                                        Percent
Purchase                                              55.57%
Refinance-Cashout                                     24.96
Refinance-Rate/Term                                   19.47
Total:                                               100.00%

--------------------------------------------------------------------------------

12. Property Type

Property Type                                       Percent
SFR                                                   54.82%
PUD                                                   24.89
Condominium                                           14.88
2-Family                                               3.38
4-Family                                               1.69
3-Family                                               0.34
Total:                                               100.00%


--------------------------------------------------------------------------------

13. Occupancy Status

Occupancy Status                                    Percent
Primary                                               71.04%
Investor                                              23.88
Secondary                                              5.08
Total:                                               100.00%

--------------------------------------------------------------------------------

14. Documentation

Documentation                                       Percent
Reduced                                               67.81%
Full                                                  15.48
Alternative                                           13.09
SISA                                                   3.62
Total:                                               100.00%


--------------------------------------------------------------------------------

15. State

State                                               Percent
California                                            43.12%
Florida                                               18.01
Virginia                                               5.01
Nevada                                                 4.96
New Jersey                                             3.68
Other                                                 25.21
Total:                                               100.00%


--------------------------------------------------------------------------------

16. California

California                                          Percent
Northern California                                   32.52%
Southern California                                   67.48
Total:                                               100.00%

--------------------------------------------------------------------------------

17. Zip Code

Zip Code                                            Percent
33130`                                                 1.17%
93035`                                                 1.00
30327`                                                 0.98
60126`                                                 0.93
89031`                                                 0.93
Other                                                 94.98
Total:                                               100.00%


--------------------------------------------------------------------------------

18. Convertible Flag

Convertible Flag                                    Percent
N                                                    100.00%
Total:                                               100.00%

--------------------------------------------------------------------------------

19. Buydown Agreement

Buydown Agreement                                   Percent
N                                                    100.00%
Total:                                               100.00%

--------------------------------------------------------------------------------

20. Delinquency*

Delinquency*                                        Percent
0-29 days                                            100.00%
Total:                                               100.00%

* MBA method

--------------------------------------------------------------------------------

21. OLTV

OLTV                                                Percent
30.01 - 40.00                                          0.35%
40.01 - 50.00                                          0.30
50.01 - 60.00                                          2.47
60.01 - 70.00                                          9.82
70.01 - 80.00                                         85.34
80.01 - 90.00                                          1.07
90.01 - 100.00                                         0.64
Total:                                               100.00%

W.A.: 77.56%
Lowest: 34.39%
Highest: 95.00%

--------------------------------------------------------------------------------

22. Cut-Off LTV

Cut-Off LTV                                         Percent
30.01 - 40.00                                          0.35%
40.01 - 50.00                                          0.30
50.01 - 60.00                                          2.47
60.01 - 70.00                                          9.54
70.01 - 80.00                                         79.31
80.01 - 90.00                                          7.39
90.01 - 100.00                                         0.64
Total:                                               100.00%

W.A.: 77.44%
Lowest: 34.17%
Highest: 94.89%

--------------------------------------------------------------------------------

23. Original Term

Original Term                                       Percent
360                                                  100.00%
Total:                                               100.00%

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cut-Off Remaining Term

Cut-Off Remaining Term                              Percent
355 - 360                                            100.00%
Total:                                               100.00%

W.A.: 357.9 months
Lowest: 356 months
Highest: 359 months

--------------------------------------------------------------------------------

25. Cutoff Loan Age

Cutoff Loan Age                                     Percent
1 - 6                                                100.00%
Total:                                               100.00%

W.A.: 2.1 months
Lowest: 1 months
Highest: 4 months

--------------------------------------------------------------------------------

26. Gross Margin

Gross Margin                                        Percent
0.751 - 1.000                                          0.17%
1.001 - 1.250                                          0.88
1.251 - 1.500                                          3.26
1.501 - 1.750                                          3.22
1.751 - 2.000                                          2.34
2.001 - 2.250                                          5.85
2.251 - 2.500                                         19.72
2.501 - 2.750                                         19.58
2.751 - 3.000                                         21.16
3.001 - 3.250                                         16.53
3.251 - 3.500                                          6.16
3.501 - 3.750                                          1.12
Total:                                               100.00%

W.A.: 2.648%
Lowest: 0.975%
Highest: 3.725%

--------------------------------------------------------------------------------

27. Max Neg Am Percentage (ARMs)

Max Neg Am Percentage (ARMs)                        Percent
115`                                                 100.00%
Total:                                               100.00%

--------------------------------------------------------------------------------

28. Payment Cap (ARMs)

Payment Cap (ARMs)                                  Percent
7.50`                                                100.00%
Total:                                               100.00%

--------------------------------------------------------------------------------

29. Maximum Rate (ARMs)

Maximum Rate (ARMs)                                 Percent
9.950`                                                98.98%
10.325`                                                1.02
Total:                                               100.00%

W.A.: 9.954%
Lowest: 9.950%
Highest: 10.325%

--------------------------------------------------------------------------------

30. Cutoff Rollterm

Cutoff Rollterm                                     Percent
1 - 6                                                100.00%
Total:                                               100.00%

W.A.: 1.0 months
Lowest: 1 months
Highest: 2 months

--------------------------------------------------------------------------------

31. Teaser Period

Teaser Period                                       Percent
1`                                                    84.56%
3`                                                    15.44
Total:                                               100.00%

W.A.: 1.3 months
Lowest: 1 months
Highest: 3 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Pool Data         Data Entry Rules:
                  1.  Only enter data in the fields highlighte din purple.
                  2.  Please enter 0 for blanks.
                  3.  Bucket the data using best fit rules.


-----------------------------------------------------
           Pool Summary
-----------------------------------------------------
Total Issue Balance (USD)              1,326,180,000
Original Mortgage Pool Balance (USD)   1,424,141,574
Current Mortgage Pool Balance (USD)    1,409,032,983
Total Number of Loans                          3,486
Average Loan Balance (USD)                   404,198
1st lien (%age)                               100.0%
2nd lien (%age)                                 0.0%
WA FICO                                          724
 - Minimum FICO                                  607
 - Maximum FICO                                  819
WA LTV                                         70.8%
 - Minimum LTV                                 10.5%
 - Maximum LTV                                 95.0%
WA DTI                                         35.1%
 - Minimum DTI                                  0.2%
 - Maximum DTI                                 99.9%
WA Age (Months)                                    6
WA Remaining Term (Months)                     353.3
Aquired Loans
North California (% of Pool)                   23.7%
South California (% of Pool)                   29.2%
-----------------------------------------------------


-----------------------------------------------
          North California

% of State                               44.81
WA FICO                                    727
 - Minimum FICO                            613
 - Maximum FICO                            819
WA LTV                                   70.42
 - Minimum LTV                            14.1
 - Maximum LTV                              95
Highest Zip-Code Density (% of State)     0.83
Zip-Code with Highest Density            94301
-----------------------------------------------

-----------------------------------------------
          South California
% of State                               55.19
WA FICO                                    722
Minimum FICO                               611
Maximum FICO                               814
WA LTV                                   69.76
Minimum LTV                              24.48
Maximum LTV                                 90
Highest Zip-Code Density (% of State)     0.97
Zip-Code with Highest Density            92657
-----------------------------------------------

-------------------------------------------------
    Classification         Total            Check
Mortgage Type            1,409,032,983.25      [ ]
Loan-to-Value            1,409,032,983.25      [ ]
FICO                     1,409,032,983.25      [ ]
Purpose                  1,409,032,983.25      [ ]
Occupancy                1,409,032,983.25      [ ]
Loan Balance             1,409,032,983.25      [ ]
Property Type            1,409,032,983.25      [ ]
Documentation Type       1,409,032,983.25      [ ]
Fixed Period             1,409,032,983.25      [ ]
Debt-to-Income Ratio     1,409,032,983.25      [ ]
Geographic Distribution  1,409,032,983.25      [ ]
-------------------------------------------------


-------------------------------------
    Per Annum Fees
Servicer Fees
Cost of Carry
-------------------------------------

Pool Data              Data Entry Rules:
                       1.  Only enter data in the fields highlighte din purple.
                       2.  Please enter 0 for blanks.
                       3.  Bucket the data using best fit rules.

---------------------------------------------------------------------------
          Mortgage Type         WA LTV        WA FICO    Balance
Classic 30yr FRM                          0%        -                    -
Classic 15yr FRM                          0%        -                    -
Classic ARM                              73%      719          945,027,204
Classic 15/30 Balloon                     0%        -                    -
Classic 5/1 Hybrid                       66%      729          169,877,516
Classic 5/1 IO Hybrid                    67%      739          294,128,264
5/1 Hybrid w/3 year IO feature            0%        -                    -
---------------------------------------------------------------------------


---------------------------------------------------------------------------
               LTV              WA LTV        WA FICO    Balance
0.01-20.00                               15%      720            3,821,350
20.01-25.00                              23%      765            7,186,254
25.01-30.00                              28%      740           12,228,604
30.01-35.00                              33%      736           14,755,949
35.01-40.00                              38%      745           17,358,168
40.01-45.00                              43%      748           29,830,378
45.01-50.00                              48%      746           46,220,900
50.01-55.00                              53%      734           62,643,508
55.01-60.00                              58%      731           70,233,213
60.01-65.00                              63%      732           92,929,451
65.01-70.00                              69%      716          153,229,133
70.01-75.00                              74%      724          185,737,786
75.01-80.00                              80%      720          688,071,191
80.01-85.00                              82%      742            3,352,806
85.01-90.00                              90%      698           16,148,900
90.01-95.00                              94%      708            5,285,392
95.01-100.00                              0%        -                    -
---------------------------------------------------------------------------

Pool Data              Data Entry Rules:
                       1.  Only enter data in the fields highlighte din purple.
                       2.  Please enter 0 for blanks.
                       3.  Bucket the data using best fit rules.

---------------------------------------------------------------------------
               FICO             WA LTV        WA FICO    Balance
321 - 340                                 0%        -                    -
341 - 360                                 0%        -                    -
361 - 380                                 0%        -                    -
381 - 400                                 0%        -                    -
401 - 420                                 0%        -                    -
421 - 440                                 0%        -                    -
441 - 460                                 0%        -                    -
461 - 480                                 0%        -                    -
481 - 500                                 0%        -                    -
501 - 520                                 0%        -                    -
521 - 540                                 0%        -                    -
541 - 560                                 0%        -                    -
561 - 580                                 0%        -                    -
581 - 600                                 0%        -                    -
601 - 620                                75%      616            6,733,576
621 - 640                                75%      632           38,125,937
641 - 660                                73%      651           64,500,712
661 - 680                                73%      672          149,362,823
681 - 700                                73%      690          199,689,618
701 - 720                                73%      710          211,562,457
721 - 740                                71%      730          196,386,939
741 - 760                                70%      751          182,152,300
761 - 780                                68%      770          204,099,252
781 - 800                                66%      789          125,161,936
801 - 820                                67%      807           30,034,116
> 820                                     0%        -                    -
Unknown                                  65%        -            1,223,318
---------------------------------------------------------------------------


---------------------------------------------------------------------------
               LTV               MIG%        WA FICO   ance with MIG
0.01-20.00                                0%      720                    0
20.01-25.00                               0%      765                    0
25.01-30.00                               0%      740                    0
30.01-35.00                               0%      736                    0
35.01-40.00                               0%      745                    0
40.01-45.00                               0%      748                    0
45.01-50.00                               0%      746                    0
50.01-55.00                               0%      734                    0
55.01-60.00                               0%      731                    0
60.01-65.00                               0%      732                    0
65.01-70.00                               0%      716                    0
70.01-75.00                               0%      724                    0
75.01-80.00                               0%      720                    0
80.01-85.00                             100%      742            2,019,652
85.01-90.00                             100%      698           16,148,900
90.01-95.00                             100%      708            5,285,392
95.01-100.00                              0%        0                    0
---------------------------------------------------------------------------

---------------------------------------------------------------------------
             Purpose            WA LTV        WA FICO    Balance
Purchase                                 76%      728          668,596,862
Cash-Out/Refinancing                     69%      715          348,400,307
Refinancing                              64%      725          392,035,814
---------------------------------------------------------------------------

---------------------------------------------------------------------------
            Occupancy           WA LTV        WA FICO    Balance
Owner                                    71%      723        1,230,939,069
Investment                               75%      725           84,553,428
2nd Home                                 67%      739           93,540,486
---------------------------------------------------------------------------

Pool Data              Data Entry Rules:
                       1.  Only enter data in the fields highlighte din purple.
                       2.  Please enter 0 for blanks.
                       3.  Bucket the data using best fit rules.

---------------------------------------------------------------------------
           Loan Balance         WA LTV        WA FICO    Balance
<$200,000                                 0%        -                    -
<$400,000                                 0%        -                    -
<$600,000                                74%      720          908,887,381
>$600,000                                64%      732          500,145,602
---------------------------------------------------------------------------

---------------------------------------------------------------------------
          Property Type         WA LTV        WA FICO    Balance
SFR                                      69%      724          928,702,387
PUD                                      75%      718          272,262,808
CND                                      73%      733          169,290,898
2-4 Family                               71%      719           38,776,890
---------------------------------------------------------------------------

---------------------------------------------------------------------------
        Documentation Type      WA LTV        WA FICO    Balance
Full                                     69%      728          410,706,930
Reduced                                  71%      716          492,111,417
SISA                                     77%      720          186,829,196
NISA                                     70%      739          137,483,484
NINA                                     77%      726            5,975,562
NAV                                       0%        -                    -
No Ratio                                 59%      741           96,662,247
Alt                                      74%      713           79,264,148
---------------------------------------------------------------------------

Pool Data              Data Entry Rules:
                       1.  Only enter data in the fields highlighte din purple.
                       2.  Please enter 0 for blanks.
                       3.  Bucket the data using best fit rules.

---------------------------------------------------------------------------
      Fixed Period (Months)     WA LTV        WA FICO    Balance
                1                        75%      708          351,717,309
                3                        74%      708           80,384,791
                6                        66%      740           54,701,929
                12                        0%        -                    -
                24                       80%      732            3,889,150
                36                       77%      711          268,022,447
                60                       67%      735          464,005,780
                84                       66%      752           70,019,085
              >=120                      60%      744          116,292,493
---------------------------------------------------------------------------

---------------------------------------------------------------------------
               DTI              WA LTV        WA FICO    Balance
0.01 - 5.00                              70%      775            1,287,701
5.01 - 10.00                             63%      731           16,253,240
10.01 - 15.00                            59%      736           24,794,589
15.01 - 20.00                            65%      737           54,068,766
20.01 - 25.00                            68%      737           82,934,726
25.01 - 30.00                            69%      728          141,013,123
30.01 - 35.00                            72%      721          203,949,400
35.01 - 40.00                            74%      717          292,820,212
40.01 - 45.00                            75%      715          210,672,497
45.01 - 50.00                            75%      713           92,403,330
50.01 - 55.00                            73%      707           38,749,669
> 55.00                                  64%      735            9,501,296
Unknown                                  65%      738          240,584,434
---------------------------------------------------------------------------

---------------------------------------------------------------------------
     Geographic Distribution    WA LTV        WA FICO    Balance
AK                                        0%        -                    -
AL                                       63%      755            1,277,880
AR                                       64%      711            1,691,464
AS                                        0%        -                    -
AZ                                       71%      718           38,393,356
CA                                       70%      724          745,832,182
CO                                       68%      731           31,092,834
CT                                       57%      736           17,149,315
CZ                                        0%        -                    -
DC                                       70%      722            6,835,424
DE                                       82%      745              998,961
FL                                       74%      719           99,104,116
GA                                       71%      711           16,329,293
GU                                        0%        -                    -
HI                                       74%      730           12,273,194
IA                                       73%      697            1,236,698
ID                                       74%      736            3,011,431
IL                                       69%      722           37,001,598
IN                                       81%      710            1,588,203
KS                                       79%      706              755,334
KY                                       77%      708            2,562,253
LA                                       80%      771               75,624
MA                                       71%      723           29,320,686
MD                                       78%      721           25,976,585
ME                                        0%        -                    -
MI                                       71%      737           10,053,122
MN                                       76%      717           10,988,951
MO                                       79%      690            4,662,027
MS                                       80%      664              226,921
MT                                       77%      700            1,239,894
NC                                       76%      725           13,399,195
ND                                        0%        -                    -
NE                                       78%      692              194,535
NH                                       77%      715            1,399,513
NJ                                       70%      730           41,292,695
NM                                       73%      709            4,574,523
NV                                       75%      710           50,012,778
NY                                       60%      752           68,983,056
OH                                       77%      720            5,215,133
OK                                       80%      687            1,649,796
OR                                       77%      727            8,640,260
OT                                        0%        -                    -
PA                                       75%      709            6,733,246
PR                                        0%        -                    -
RI                                       71%      749            1,902,849
SC                                       76%      736           12,257,211
SD                                       80%      649              304,954
TN                                       75%      684            3,292,900
TT                                        0%        -                    -
TX                                       74%      718           11,314,070
UT                                       77%      702            7,179,396
VA                                       76%      720           41,882,083
VI                                        0%        -                    -
VT                                       72%      688              419,229
WA                                       73%      717           24,281,988
WI                                       79%      705            4,426,225
WV                                        0%        -                    -
WY                                        0%        -                    -
---------------------------------------------------------------------------

Alt-B Investor Request - Section B
Group 1


------------------------------------------------------------------------------------------------------------------------------------
                                                                           Percent of             Average               Minimum
                                                                            Cut Off               Cut Off               Cut Off
Stated Income                     OLTV            FICO                       Balance              Balance                Balance
------------------------------------------------------------------------------------------------------------------------------------
            Greenpoint Mortgage    40.01 - 45.00  651 - 700                    0.12%              164,999.99             164,999.99
                                   45.01 - 50.00  701 - 750                    0.16%              225,000.00             225,000.00
                                   50.01 - 55.00  651 - 700                    0.18%              259,999.99             259,999.99
                                   60.01 - 65.00  651 - 700                    0.15%              210,000.00             210,000.00
                                                  701 - 750                    0.18%              247,326.72             247,326.72
                                   65.01 - 70.00  651 - 700                    1.98%              348,706.25              82,950.00
                                                  701 - 750                    0.72%              338,133.33             176,000.00
                                   70.01 - 75.00  651 - 700                    2.65%              414,966.67             138,750.00
                                                  701 - 750                    2.55%              449,806.25             256,000.00
                                                  751 - 800                    0.34%              479,700.00             479,700.00
                                   75.01 - 80.00  651 - 700                   23.80%              360,901.47              62,000.00
                                                  701 - 750                   47.39%              321,287.89              62,800.00
                                                  751 - 800                   18.49%              325,987.76              78,399.99
                                                  801 - 850                    1.30%              610,666.67             568,000.00
------------------------------------------------------------------------------------------------------------------------------------
                Grand Total:                                    100.00%                337,385.08              62,000.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                           Percent of             Average               Minimum
                                                                            Cut Off               Cut Off               Cut Off
Stated                            OLTV            FICO                       Balance              Balance                Balance
------------------------------------------------------------------------------------------------------------------------------------
              Bank of America      40.01 - 45.00  701 - 750                    2.49%              150,000.00             150,000.00
                                   60.01 - 65.00  701 - 750                    7.47%              450,000.00             450,000.00
                                   65.01 - 70.00  701 - 750                   24.45%              491,166.67             297,000.00
                                   70.01 - 75.00  651 - 700                   13.65%              411,250.00             328,500.00
                                                  701 - 750                   19.85%              598,349.87             596,699.73
                                                  751 - 800                    6.64%              400,000.00             400,000.00
                                   75.01 - 80.00  651 - 700                    6.82%              205,600.00             203,200.00
                                                  701 - 750                    4.98%              300,000.00             300,000.00
                                                  751 - 800                    6.54%              394,000.00             394,000.00
                                                  801 - 850                    3.76%              226,920.00             226,920.00
                                   85.01 - 90.00  651 - 700                    3.36%              202,500.00             202,500.00
------------------------------------------------------------------------------------------------------------------------------------
                Grand Total:                                    100.00%                376,707.48              50,000.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                           Percent of             Average               Minimum
                                                                            Cut Off               Cut Off               Cut Off
No Income/No Assets               OLTV            FICO                       Balance              Balance                Balance
------------------------------------------------------------------------------------------------------------------------------------
                Countrywide        65.01 - 70.00  651 - 700                   18.78%              539,000.00             462,000.00
                                                  701 - 750                    8.27%              475,000.00             475,000.00
                                   70.01 - 75.00  651 - 700                    7.91%              454,038.64             454,038.64
                                   75.01 - 80.00  651 - 700                   10.66%              612,000.00             612,000.00
                                                  701 - 750                   24.33%              465,663.33             379,290.00
                                                  751 - 800                   23.13%              332,000.00             100,000.00
                                   85.01 - 90.00  751 - 800                    6.93%              397,626.90             397,626.90
------------------------------------------------------------------------------------------------------------------------------------
                Grand Total:                                    100.00%                441,665.81              00,000.00
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                           Percent of             Average               Minimum
                                                                            Cut Off               Cut Off               Cut Off
Stated/VOA                        OLTV            FICO                       Balance              Balance                Balance
------------------------------------------------------------------------------------------------------------------------------------
                  NatCity          20.01 - 25.00  751 - 800                    9.96%            2,000,000.00           2,000,000.00
                                   25.01 - 30.00  651 - 700                    0.81%              163,145.33             163,145.33
                                   30.01 - 35.00  651 - 700                    2.49%              500,000.00             500,000.00
                                   35.01 - 40.00  701 - 750                    1.49%              300,000.00             300,000.00
                                   40.01 - 45.00  701 - 750                    1.19%              239,000.00             239,000.00
                                   45.01 - 50.00  751 - 800                    4.37%              438,295.24             348,300.00
                                   50.01 - 55.00  701 - 750                    1.47%              294,964.88             294,964.88
                                   55.01 - 60.00  651 - 700                    3.37%              675,608.73             675,608.73
                                                  701 - 750                    0.92%              185,000.00             185,000.00
                                                  751 - 800                    1.43%              287,000.00             287,000.00
                                   60.01 - 65.00  751 - 800                    5.58%              559,700.00             294,400.00
                                                  801 - 850                    1.81%              364,000.00             364,000.00
                                   65.01 - 70.00  651 - 700                   10.24%              514,061.08             220,500.00
                                                  701 - 750                   19.05%              424,987.85             238,000.00
                                                  751 - 800                    6.50%              434,933.33              70,000.00
                                   70.01 - 75.00  651 - 700                    3.95%              396,930.23             339,000.00
                                                  701 - 750                    1.39%              280,000.00             280,000.00
                                   75.01 - 80.00  651 - 700                    2.87%              192,287.13             178,797.43
                                                  701 - 750                   14.59%              325,476.91             121,600.00
                                                  751 - 800                    4.83%              323,032.56             189,500.00
                                                  801 - 850                    1.66%              333,676.17             333,676.17
------------------------------------------------------------------------------------------------------------------------------------
                Grand Total:                                    100.00%                409,661.88              70,000.00
------------------------------------------------------------------------------------------------------------------------------------

Alt-B Investor Request - Section C

---------------------------------------------------------------------------------------------------------------------------
Group 1
---------------------------------------------------------------------------------------------------------------------------
                                                        Percent of           Average          Minimum              Percent
                                                           Cut Off           Cut Off          Cut Off                  Low
Servicer                CLTV              FICO             Balance           Balance          Balance                  Doc
---------------------------------------------------------------------------------------------------------------------------
    Bank of America       75.01 - 80.00   701 - 750          0.90%        628,733.24       596,699.73              100.00%
                          90.01 - 95.00   651 - 700          0.07%        151,200.00       151,200.00                0.00%
      Countrywide         65.01 - 70.00   651 - 700          0.31%        650,000.00       650,000.00                0.00%
                                          701 - 750          0.75%        528,100.00       374,300.00              100.00%
                          70.01 - 75.00   651 - 700          0.24%        510,250.00       510,250.00              100.00%
                          75.01 - 80.00   651 - 700          0.93%        649,020.00       400,010.00              100.00%
                                          701 - 750          1.76%        922,906.97       448,000.00              100.00%
                          80.01 - 85.00   601 - 650          0.18%        369,704.12       369,704.12              100.00%
                                          651 - 700          0.92%        646,383.33       399,950.00               48.43%
                                          701 - 750          0.30%        638,996.85       638,996.85              100.00%
                          85.01 - 90.00   601 - 650          1.56%        544,841.45       369,600.00               63.02%
                                          651 - 700          5.24%        523,766.67       365,250.00               91.49%
                                          701 - 750          2.00%        525,587.50       383,899.98               90.43%
                          90.01 - 95.00   651 - 700          1.65%        575,927.83       384,000.00              100.00%
                                          701 - 750          1.66%        497,759.27       380,000.00               87.03%
                                          751 - 800          0.68%        476,133.33       400,000.00               68.08%
                         95.01 - 100.00   651 - 700          0.46%        478,000.00       436,000.00              100.00%
                                          701 - 750          3.28%        492,636.24       380,800.00              100.00%
                                          751 - 800          0.25%        533,600.00       533,600.00              100.00%
                                          801 - 850          0.20%        420,000.00       420,000.00              100.00%
  Greenpoint Mortgage     40.01 - 45.00   651 - 700          0.08%        164,999.99       164,999.99              100.00%
                          50.01 - 55.00   651 - 700          0.12%        259,999.99       259,999.99              100.00%
                          65.01 - 70.00   651 - 700          0.23%        242,100.00       234,200.00              100.00%
                          70.01 - 75.00   601 - 650          0.16%        332,500.00       332,500.00                0.00%
                                          651 - 700          0.71%        750,000.00       500,000.00              100.00%
                                          701 - 750          0.75%        395,300.00       301,000.00              100.00%
                          75.01 - 80.00   601 - 650          0.32%        330,925.00       198,850.00                0.00%
                                          651 - 700          0.83%        347,207.59       171,787.99               51.50%
                                          701 - 750          0.74%        312,812.90       176,000.00              100.00%
                                          751 - 800          0.46%        479,850.00       479,700.00              100.00%
                          80.01 - 85.00   651 - 700          0.47%        489,399.99       471,999.98              100.00%
                                          701 - 750          0.31%        326,163.35       247,326.72               37.91%
                          85.01 - 90.00   601 - 650          0.63%        329,763.73       211,999.09                0.00%
                                          651 - 700          4.56%        368,336.56        82,950.00               94.49%
                                          701 - 750          4.81%        403,690.66       124,000.00              100.00%
                                          751 - 800          1.46%        383,368.71       228,200.00               75.34%
                                          801 - 850          0.27%        568,000.00       568,000.00              100.00%
                          90.01 - 95.00   601 - 650          0.70%        367,775.00       122,400.00                0.00%
                                          651 - 700          7.47%        320,188.81        75,999.99               79.60%
                                          701 - 750          5.59%        335,533.93        92,000.00               86.21%
                                          751 - 800          2.19%        353,613.85       153,989.75               80.84%
                         95.01 - 100.00   651 - 700          5.47%        280,417.65        72,728.02               73.71%
                                          701 - 750         21.53%        286,151.92        62,800.00               91.17%
                                          751 - 800          9.51%        285,262.23        78,399.99               90.80%
                                          801 - 850          0.60%        632,000.00       628,000.00              100.00%
        NatCity           50.01 - 55.00   751 - 800          0.17%        348,300.00       348,300.00              100.00%
                          55.01 - 60.00   751 - 800          0.14%        295,000.00       295,000.00                0.00%
                          65.01 - 70.00   701 - 750          0.14%        294,400.00       294,400.00                0.00%
                          75.01 - 80.00   651 - 700          0.40%        840,000.00       840,000.00                0.00%
                                          701 - 750          0.68%        472,633.33       332,900.00               30.68%
                                          751 - 800          0.06%        115,770.00       115,770.00                0.00%
                          80.01 - 85.00   651 - 700          0.20%        206,150.00       187,000.00               45.36%
                                          701 - 750          0.46%        321,415.63       235,300.00               34.11%
                                          751 - 800          0.22%        231,500.00       212,000.00                0.00%
                          85.01 - 90.00   651 - 700          0.67%        282,613.81        76,794.65               47.13%
                                          701 - 750          1.63%        310,389.10       121,600.00               46.24%
                                          751 - 800          0.99%        296,304.05       195,600.00                9.43%
                                          801 - 850          0.22%        228,519.66       123,363.14               73.01%
                          90.01 - 95.00   651 - 700          0.26%        541,500.00       541,500.00                0.00%
                                          701 - 750          0.07%        147,127.51       147,127.51                0.00%
                                          751 - 800          0.41%        289,973.33       183,120.00                0.00%
--------------------------------------------------------------------------------------------------------------------------
     Grand Total:                                          100.00%        350,042.19        62,800.00               82.80%
--------------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, Collateral Materials or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this mateial regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Alt-B Investor Request - Section C

-----------------------------------------------------------------------------------------------------------------
Cross Group 1 - 6
-----------------------------------------------------------------------------------------------------------------
Servicer                CLTV              FICO          Percent of          Average         Minimum      Percent
                                                           Cut Off          Cut Off         Cut Off          Low
                                                           Balance          Balance         Balance          Doc
-----------------------------------------------------------------------------------------------------------------
    Bank of America       55.01 - 60.00   751 - 800          0.33%       642,500.00      300,000.00      100.00%
                                          801 - 850          0.09%       347,600.00      347,600.00      100.00%
                          60.01 - 65.00   801 - 850          0.12%       449,000.00      449,000.00      100.00%
                          65.01 - 70.00   701 - 750          0.82%       532,775.80      398,875.00      100.00%
                                          751 - 800          0.50%       653,500.00      328,000.00      100.00%
                          70.01 - 75.00   701 - 750          0.22%       435,500.00      374,500.00      100.00%
                                          751 - 800          0.32%       633,407.86      541,815.72      100.00%
                          75.01 - 80.00   651 - 700          0.29%       555,915.00      361,830.00      100.00%
                                          701 - 750          1.09%       530,463.32      135,000.00      100.00%
                                          751 - 800          0.66%       369,465.87      134,925.00      100.00%
                          80.01 - 85.00   701 - 750          0.50%       647,784.23      442,714.88       48.81%
                                          751 - 800          0.13%       524,425.00      524,425.00      100.00%
                          85.01 - 90.00   601 - 650          0.09%       331,640.00      331,640.00        0.00%
                                          651 - 700          1.22%       365,036.40       96,723.62       81.01%
                                          701 - 750          2.45%       434,122.07      145,658.16       66.76%
                                          751 - 800          0.50%       325,156.66      191,018.57      100.00%
                                          801 - 850          0.12%       240,421.43      211,793.94      100.00%
                          90.01 - 95.00   651 - 700          0.21%       270,400.00      151,200.00        0.00%
                                          701 - 750          0.45%       289,906.67      102,320.00        0.00%
                                          751 - 800          0.33%       434,933.33      320,000.00       34.95%
                         95.01 - 100.00   601 - 650          0.03%       125,468.86      125,468.86        0.00%
                                          651 - 700          0.90%       166,515.55       39,160.97        4.32%
                                          701 - 750          2.25%       178,978.34       62,331.29       13.33%
                                          751 - 800          1.70%       189,246.55       65,871.37       10.72%
                                          801 - 850          0.05%       198,981.96      198,981.96        0.00%
      Countrywide         65.01 - 70.00   651 - 700          0.17%       650,000.00      650,000.00        0.00%
                                          701 - 750          0.41%       528,100.00      374,300.00      100.00%
                          70.01 - 75.00   651 - 700          0.13%       510,250.00      510,250.00      100.00%
                          75.01 - 80.00   651 - 700          0.50%       649,020.00      400,010.00      100.00%
                                          701 - 750          0.95%       922,906.97      448,000.00      100.00%
                          80.01 - 85.00   601 - 650          0.09%       369,704.12      369,704.12      100.00%
                                          651 - 700          0.50%       646,383.33      399,950.00       48.43%
                                          701 - 750          0.16%       638,996.85      638,996.85      100.00%
                          85.01 - 90.00   601 - 650          0.84%       544,841.45      369,600.00       63.02%
                                          651 - 700          2.82%       523,766.67      365,250.00       91.49%
                                          701 - 750          1.08%       525,587.50      383,899.98       90.43%
                          90.01 - 95.00   651 - 700          0.89%       575,927.83      384,000.00      100.00%
                                          701 - 750          0.89%       497,759.27      380,000.00       87.03%
                                          751 - 800          0.37%       476,133.33      400,000.00       68.08%
                         95.01 - 100.00   651 - 700          0.25%       478,000.00      436,000.00      100.00%
                                          701 - 750          1.77%       492,636.24      380,800.00      100.00%
                                          751 - 800          0.14%       533,600.00      533,600.00      100.00%
                                          801 - 850          0.11%       420,000.00      420,000.00      100.00%
  Greenpoint Mortgage     40.01 - 45.00   651 - 700          0.04%       164,999.99      164,999.99      100.00%
                          50.01 - 55.00   651 - 700          0.07%       259,999.99      259,999.99      100.00%
                          65.01 - 70.00   651 - 700          0.12%       242,100.00      234,200.00      100.00%
                          70.01 - 75.00   601 - 650          0.09%       332,500.00      332,500.00        0.00%
                                          651 - 700          0.38%       750,000.00      500,000.00      100.00%
                                          701 - 750          0.43%       339,239.99      114,999.98      100.00%
                          75.01 - 80.00   601 - 650          0.17%       330,925.00      198,850.00        0.00%
                                          651 - 700          0.51%       331,506.33      171,787.99       57.67%
                                          701 - 750          0.49%       275,248.74      154,902.28       89.22%
                                          751 - 800          0.37%       356,599.86      207,900.00       85.42%
                          80.01 - 85.00   651 - 700          0.30%       392,133.33      197,600.00       83.20%
                                          701 - 750          0.17%       326,163.35      247,326.72       37.91%
                          85.01 - 90.00   601 - 650          0.47%       363,280.73      211,999.09        0.00%
                                          651 - 700          2.99%       353,180.32       82,950.00       86.84%
                                          701 - 750          2.91%       366,309.15      124,000.00       98.84%
                                          751 - 800          0.79%       383,368.71      228,200.00       75.34%
                                          801 - 850          0.15%       568,000.00      568,000.00      100.00%
                          90.01 - 95.00   601 - 650          0.38%       367,775.00      122,400.00        0.00%
                                          651 - 700          4.82%       324,381.06       75,999.99       78.02%
                                          701 - 750          3.47%       330,143.37       91,000.00       85.22%
                                          751 - 800          1.40%       363,458.42      153,989.75       83.84%
                         95.01 - 100.00   651 - 700          3.63%       267,470.25       72,728.02       64.09%
                                          701 - 750         12.81%       276,187.32       62,800.00       89.71%
                                          751 - 800          6.18%       280,478.42       78,399.99       86.11%
                                          801 - 850          0.32%       632,000.00      628,000.00      100.00%
        NatCity           50.01 - 55.00   751 - 800          0.09%       348,300.00      348,300.00      100.00%
                          55.01 - 60.00   751 - 800          0.08%       295,000.00      295,000.00        0.00%
                          65.01 - 70.00   701 - 750          0.08%       294,400.00      294,400.00        0.00%
                          75.01 - 80.00   651 - 700          0.22%       840,000.00      840,000.00        0.00%
                                          701 - 750          0.36%       472,633.33      332,900.00       30.68%
                                          751 - 800          0.03%       115,770.00      115,770.00        0.00%
                          80.01 - 85.00   651 - 700          0.11%       206,150.00      187,000.00       45.36%
                                          701 - 750          0.25%       321,415.63      235,300.00       34.11%
                                          751 - 800          0.12%       231,500.00      212,000.00        0.00%
                          85.01 - 90.00   651 - 700          0.36%       282,613.81       76,794.65       47.13%
                                          701 - 750          0.88%       310,389.10      121,600.00       46.24%
                                          751 - 800          0.53%       296,304.05      195,600.00        9.43%
                                          801 - 850          0.12%       228,519.66      123,363.14       73.01%
                          90.01 - 95.00   651 - 700          0.14%       541,500.00      541,500.00        0.00%
                                          701 - 750          0.04%       147,127.51      147,127.51        0.00%
                                          751 - 800          0.22%       289,973.33      183,120.00        0.00%
      Wells Fargo         15.01 - 20.00   651 - 700          0.18%       684,124.66      684,124.66        0.00%
                          30.01 - 35.00   651 - 700          0.15%       584,113.86      584,113.86      100.00%
                                          701 - 750          0.25%       966,598.60      966,598.60      100.00%
                          35.01 - 40.00   751 - 800          0.18%       689,570.17      689,570.17      100.00%
                          40.01 - 45.00   651 - 700          0.15%       575,221.96      575,221.96      100.00%
                                          701 - 750          0.10%       391,000.00      391,000.00      100.00%
                          45.01 - 50.00   601 - 650          0.09%       364,664.90      364,664.90      100.00%
                                          701 - 750          0.12%       475,281.83      475,281.83      100.00%
                          50.01 - 55.00   651 - 700          0.18%       351,271.63      274,000.00       61.00%
                                          701 - 750          1.10%       712,303.59      383,936.03       84.74%
                                          751 - 800          0.78%       606,331.81      376,599.44      100.00%
                          55.01 - 60.00   651 - 700          0.22%       421,627.06      383,448.06       45.47%
                                          701 - 750          1.05%       819,709.30      422,903.95       75.62%
                                          751 - 800          0.36%       700,769.41      435,538.81      100.00%
                          60.01 - 65.00   651 - 700          0.26%     1,000,000.00    1,000,000.00      100.00%
                                          701 - 750          0.16%       612,140.43      612,140.43      100.00%
                                          751 - 800          1.30%       721,689.22      426,738.08      100.00%
                          65.01 - 70.00   651 - 700          0.29%       557,191.50      514,129.58      100.00%
                                          701 - 750          0.54%       530,395.49      414,999.99       56.82%
                                          751 - 800          0.62%       800,271.64      436,000.00      100.00%
                          70.01 - 75.00   601 - 650          0.23%       880,989.37      880,989.37        0.00%
                                          651 - 700          0.64%       496,489.25      397,708.11      100.00%
                                          701 - 750          1.01%       654,818.79      374,315.19       80.42%
                                          751 - 800          1.50%       650,609.31      429,699.18      100.00%
                          75.01 - 80.00   601 - 650          0.19%       725,000.00      725,000.00      100.00%
                                          651 - 700          0.60%       589,275.04      412,646.01       17.51%
                                          701 - 750          1.48%       719,913.35      367,879.06       71.85%
                                          751 - 800          1.42%       923,069.76      668,900.00       76.98%
                          80.01 - 85.00   601 - 650          0.15%       574,155.58      574,155.58      100.00%
                                          651 - 700          0.85%       659,381.70      426,808.49       49.14%
                                          701 - 750          1.13%       735,912.46      503,000.00      100.00%
                                          751 - 800          0.69%       537,047.88      385,676.77       70.19%
                          85.01 - 90.00   651 - 700          1.34%       475,828.27      372,000.00       22.56%
                                          701 - 750          1.40%       607,004.72      429,220.27       74.44%
                                          751 - 800          2.25%       627,981.83      379,500.00       59.16%
                          90.01 - 95.00   651 - 700          0.32%       629,196.84      377,143.67       29.97%
                                          701 - 750          0.88%       431,152.61      382,181.27       50.86%
                                          751 - 800          0.90%       436,707.06      360,000.00       45.61%
                         95.01 - 100.00   751 - 800          0.26%       336,649.85      205,954.54       43.17%
                                          801 - 850          0.26%       999,699.15      999,699.15      100.00%
----------------------------------------------------------------------------------------------------------------
     Grand Total:                                          100.00%       372,589.43       39,160.97       75.06%
----------------------------------------------------------------------------------------------------------------


*Chase does not provide Silent Second Information

Group 1
All averages are weighted averages.  Stdevs are stdev of mean.

--------------------------------------------------------------------------------------------------
                                                         Greenpoint
                       Bank of America    Countrywide     Mortgage        NatCity        Total:
--------------------------------------------------------------------------------------------------
FICO avg                           725            699            717            740            716
FICO stdev                       41.40          42.24          35.06          39.07           39.4
FICO <640 %                          0           5.93              0           0.29           1.74
FICO <680%                       10.38          36.13          11.82           7.38          17.96
10th Percentile FICO               661            648            677            682            669
90th Percentile FICO               768            758            770            788            774
CLTV w.avg                       76.28          81.75          93.25           69.4          85.41
CLTV >80%                         8.29          45.59          82.37           21.4          59.21
10th Percentile CLTV             64.29          69.09             80          48.47             70
90th Percentile CLTV                90          96.21            100          89.88            100
SS CLTV %                        15.01          45.28          83.39          21.74          59.92
% with Silent 2nds               18.81          50.42          87.51          25.72           64.3
Full Doc %                       35.13           9.18          16.01           63.3          22.62
Loan Bal avg (000s)         386,883.68     532,375.28     322,290.17     362,264.43     373,272.60
% Jumbo                          68.84            100          56.52          62.37          70.31
DTI %                            31.75          36.87          35.77          30.56          35.03
Purch %                          58.35          65.25          70.68          24.24          60.94
Cash Out %                       12.29          23.19          14.65          28.38          19.31
Fxd %                                0              0              0              0              0
3 yr ARM >= %                      100            100          97.68              0          82.06
WAC avg                          5.393          6.146          5.868          3.874          5.597
WAC stdev                        0.567            0.6            0.4           0.15            0.9
1st Lien %                        (100)          (100)          (100)          (100)          (100)
MI %                              6.89           4.17           0.37           1.74            1.9
CA %                             25.68          44.61          55.61          38.81          48.67
Invt Prop %                       2.42          10.86           0.61              0           3.49
IO %                             77.50          89.22          98.77            100          95.54
IO non-Full Doc %                55.64          80.55          82.88           36.7          73.58
Multi-Fam %                          0           2.53           0.33              0           0.89
Prim Occ %                       68.06          80.38          99.39          95.47          92.27
Moody's Base Case Loss
S&P BB Loss
Fitch BB Loss
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
Originator/ Source    % Bal.   WA LTV   WA CLTV   WA SS CLTV   FICO    WAC    Purch   Invt Prop %    CA%    1st Lien
--------------------------------------------------------------------------------------------------------------------
Bank of America         3.32    75.05     76.28        15.01    725   5.393   58.35          2.42   25.68        100
Countrywide            28.52    74.09     81.75        45.28    699   6.146   65.25         10.86   44.61        100
Greenpoint Mortgage    51.41    78.99     93.25        83.39    717   5.868   70.68          0.61   55.61        100
NatCity                16.75       66      69.4        21.74    740   3.874   24.24             0   38.81        100
--------------------------------------------------------------------------------------------------------------------
Total:                   100    75.28     85.41        59.92    716   5.597   60.94          3.49   48.67        100
--------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------
Originator/ Source    % with S.2nd   Full Doc   DTI %    IO%     MI %
---------------------------------------------------------------------
Bank of America              18.81      35.13   31.75     77.5   6.89
Countrywide                  50.42      13.18   36.87    89.22   4.17
Greenpoint Mortgage          87.51      16.01   35.77    98.77   0.37
NatCity                      25.72       63.3   30.56      100   1.74
---------------------------------------------------------------------
Total:                        64.3      23.76   35.03    95.54    1.9
---------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------
Occupancy             % Bal.   WALTV    WACLTV    WA SS CLTV   WAFICO  WAC    Purch   Invt Prop %    CA%   1st Lien %
---------------------------------------------------------------------------------------------------------------------
Investor/2nd Home       7.73    72.23     79.45        40.33    720   5.996   65.03          45.2   28.83        100
Primary Occup          92.27    75.54     85.91        61.57    716   5.564    60.6             0   50.33        100
---------------------------------------------------------------------------------------------------------------------
Total                    100    75.28     85.41        59.92    716   5.597   60.94          3.49   48.67        100
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------
Occupancy             % with S.2nd   Full Doc   DTI %    IO%     MI %
---------------------------------------------------------------------
Investor/2nd Home            48.06      32.16   34.81    88.75   2.82
Primary Occup                65.66      23.06   35.05    96.11   1.82
---------------------------------------------------------------------
Total                         64.3      23.76   35.03    95.54    1.9
---------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------
Documentation         % Bal.   WALTV    WACLTV    WA SS CLTV   WAFICO  WAC    Purch  Invt Prop %    CA%    1st Lien %
---------------------------------------------------------------------------------------------------------------------
Full                   23.76    73.39     80.29        42.23    716   4.897   34.93          4.85   35.27        100
Non-Full               76.24    75.87     87.01        65.44    716   5.815   69.05          3.07   52.84        100
---------------------------------------------------------------------------------------------------------------------
Total                    100    75.28     85.41        59.92    716   5.597   60.94          3.49   48.67        100
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------
Documentation         % with S.2nd   Full Doc   DTI %    IO%     MI %
---------------------------------------------------------------------
Full                         46.55        100   32.89     96.3   3.53
Non-Full                     69.84          0   35.72    95.31   1.39
---------------------------------------------------------------------
Total                         64.3      23.76   35.03    95.54    1.9
---------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
Interest Only         % Bal.   WALTV    WACLTV    WA SS CLTV   WAFICO  WAC    Purch % Invt Prop %    CA%    1st Lien %
----------------------------------------------------------------------------------------------------------------------
2 or 3-yr IO            78.8    77.27     89.05        69.28    712   5.942   68.75          3.58   51.36        100
Non-IO                  4.46    75.13     81.32           38    697   5.978   60.85         15.07   38.17        100
Other-IO               16.75       66      69.4        21.74    740   3.874   24.24             0   38.81        100
----------------------------------------------------------------------------------------------------------------------
Total                    100    75.28     85.41        59.92    716   5.597   60.94          3.49   48.67        100
----------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------
Interest Only         % with S.2nd   Full Doc % DTI %    IO%     MI %
---------------------------------------------------------------------
2 or 3-yr IO                 73.76      15.58   36.08      100   1.64
Non-IO                        42.2      19.74   33.73        0   6.98
Other-IO                     25.72       63.3   30.56      100   1.74
---------------------------------------------------------------------
Total                         64.3      23.76   35.03    95.54    1.9
---------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
FICO                  % Bal.   WALTV    WACLTV    WA SS CLTV   WAFICO  WAC    Purch % Invt Prop %    CA%    1st Lien %
----------------------------------------------------------------------------------------------------------------------
0-600                      0        0         0            0      0       0       0             0       0          0
601-640                 2.29    73.87     78.64         30.2    632   6.259   35.78          9.99   67.61        100
641-680                 16.7    75.09     81.67        44.78    665   5.725   48.38          3.19   35.86        100
681-700                18.26    75.75     86.38        66.51    691   5.718   58.05          1.59   50.28        100
700>                   62.75    75.25     86.38        63.13    740   5.504   66.05          3.89   50.92        100
----------------------------------------------------------------------------------------------------------------------
Total                    100    75.28     85.41        59.92    716   5.597   60.94          3.49   48.67        100
----------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------
FICO                  % with S.2nd   Full Doc % DTI %    IO%     MI %
---------------------------------------------------------------------
0-600                            0          0       0        0      0
601-640                      34.51      42.35   37.58    89.82      0
641-680                      50.46      32.71   36.53    88.45   7.78
681-700                      72.15      19.03   34.79    99.05      0
700>                         66.79      22.07    34.6    96.62   0.95
---------------------------------------------------------------------
Total                         64.3      23.76   35.03    95.54    1.9
---------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
Lien Position         % Bal.   WALTV    WACLTV    WA SS CLTV   WAFICO  WAC   Purch %  Invt Prop %    CA%
---------------------------------------------------------------------------------------------------------
1st Lien                 100    75.28     85.41        59.92    716   5.597   60.94          3.49   48.67
2nd Lien                   0        0         0            0      0       0       0             0       0
---------------------------------------------------------------------------------------------------------
Total                    100    75.28     85.41        59.92    716   5.597   60.94          3.49   48.67
---------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Lien Position         1st Lien % % with S.2nd   Full Doc % DTI %    IO%     MI %
--------------------------------------------------------------------------------
1st Lien                   100           64.3      23.76   35.03    95.54    1.9
2nd Lien                     0              0          0       0        0      0
--------------------------------------------------------------------------------
Total                      100           64.3      23.76   35.03    95.54    1.9
--------------------------------------------------------------------------------

Group 9
All averages are weighted averages.  Stdevs are stdev of mean.

--------------------------------------------------------------
                                Countrywide            Total:
--------------------------------------------------------------
FICO avg                                709                709
FICO stdev                           0.4753             0.4753
FICO <640 %                          0.0799             0.0799
FICO <680%                           0.3155             0.3155
10th Percentile FICO                   6.54               6.54
90th Percentile FICO                    7.8                7.8
CLTV w.avg                            0.817              0.817
CLTV >80%                            0.4164             0.4164
10th Percentile CLTV                    0.7                0.7
90th Percentile CLTV                    0.9                0.9
SS CLTV %                            0.3713             0.3713
% with Silent 2nds                   0.4178             0.4178
Full Doc %                           0.1548             0.1548
Loan Bal avg (000s)               295479.25          295479.25
% Jumbo                              0.4933             0.4933
DTI %                                0.3804             0.3804
Purch %                              0.5557             0.5557
Cash Out %                           0.2496             0.2496
Fxd %                                     0                  0
3 yr ARM >= %                             0                  0
WAC avg                             0.01645            0.01645
WAC stdev                           0.01179            0.01179
1st Lien %                               (1)                (1)
MI %                                 0.0171             0.0171
CA %                                 0.4312             0.4312
Invt Prop %                          0.2388             0.2388
IO %                                      0                  0
IO non-Full Doc %                         0                  0
Multi-Fam %                          0.0541             0.0541
Prim Occ %                           0.7104             0.7104
Moody's Base Case Loss
S&P BB Loss
Fitch BB Loss
--------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
Originator/ Source    % Bal.   WA LTV   WA CLTV   WA SS CLTV   FICO     WAC     Purch    Invt Prop %    CA%     1st Lien
--------------------------------------------------------------------------------------------------------------------------
Countrywide                1   0.7756     0.817       0.3713    709   0.01645   0.5557        0.2388   0.4312          1
--------------------------------------------------------------------------------------------------------------------------
Total:                     1   0.7756     0.817       0.3713    709   0.01645   0.5557        0.2388   0.4312          1
--------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------
Originator/ Source    % with S.2nd   Full Doc   DTI %     IO%      MI %
------------------------------------------------------------------------
Countrywide                 0.4178     0.2856   0.3804        0   0.0171
------------------------------------------------------------------------
Total:                      0.4178     0.2856   0.3804        0   0.0171
------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
Occupancy             % Bal.     WALTV    WACLTV    WA SS CLTV    WAFICO     WAC     Purch %   Invt Prop %     CA%     1st Lien %
---------------------------------------------------------------------------------------------------------------------------------
Investor/2nd Home      0.2896    0.7769    0.8186       0.3556       727    0.0178    0.7915        0.8247    0.2588          1
Primary Occup           71.04     77.51     81.64        37.77       702     1.589     45.96             0     50.15        100
---------------------------------------------------------------------------------------------------------------------------------
Total                       1    0.7756     0.817       0.3713       709   0.01645    0.5557        0.2388    0.4312          1
---------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------
Occupancy             % with S.2nd   Full Doc    DTI %     IO%      MI %
-------------------------------------------------------------------------
Investor/2nd Home           0.3969     0.3851    0.3472        0   0.0063
Primary Occup                42.63      24.51     39.38        0     2.15
-------------------------------------------------------------------------
Total                       0.4178     0.2856    0.3804        0   0.0171
-------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
Documentation         % Bal.     WALTV    WACLTV    WA SS CLTV    WAFICO     WAC     Purch %   Invt Prop %     CA%     1st Lien %
---------------------------------------------------------------------------------------------------------------------------------
Full                   0.2856    0.7877    0.8272       0.3578       708   0.01734    0.5291        0.3248    0.3528          1
Non-Full                71.44     77.08     81.29        37.67       710     1.609     56.63         20.44     46.26        100
---------------------------------------------------------------------------------------------------------------------------------
Total                       1    0.7756     0.817       0.3713       709   0.01645    0.5557        0.2388    0.4312          1
---------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------
Documentation         % with S.2nd   Full Doc    DTI %     IO%      MI %
-------------------------------------------------------------------------
Full                        0.4034          1    0.3828        0   0.0502
Non-Full                     42.35          0     37.94        0     0.39
-------------------------------------------------------------------------
Total                       0.4178     0.2856    0.3804        0   0.0171
-------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
Interest Only         % Bal.     WALTV    WACLTV    WA SS CLTV    WAFICO     WAC     Purch %   Invt Prop %     CA%     1st Lien %
---------------------------------------------------------------------------------------------------------------------------------
2 or 3-yr IO                0         0         0            0         0         0         0             0         0          0
Other IO                    0         0         0            0         0         0         0             0         0          0
Non-IO                      1    0.7756     0.817       0.3713       709   0.01645    0.5557        0.2388    0.4312          1
---------------------------------------------------------------------------------------------------------------------------------
Total                       1    0.7756     0.817       0.3713       709   0.01645    0.5557        0.2388    0.4312          1
---------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------
Interest Only         % with S.2nd   Full Doc %  DTI %     IO%      MI %
-------------------------------------------------------------------------
2 or 3-yr IO                     0          0         0        0        0
Other IO                         0          0         0        0        0
Non-IO                      0.4178     0.2856    0.3804        0   0.0171
-------------------------------------------------------------------------
Total                       0.4178     0.2856    0.3804        0   0.0171
-------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
FICO                  % Bal.     WALTV    WACLTV    WA SS CLTV    WAFICO     WAC     Purch %   Invt Prop %     CA%     1st Lien %
---------------------------------------------------------------------------------------------------------------------------------
0-600                       0         0         0            0         0         0         0             0         0          0
601-640                0.0799    0.7854    0.8171       0.2848       628    0.0168    0.5065        0.0174    0.7109          1
641-680                 23.77     75.38     80.06        37.62       665     1.755      34.5         12.95     37.72        100
681-700                 15.61     78.05     81.08        25.72       689      1.75     53.39         16.98     46.87        100
700>                    52.63     78.26     82.63         41.6       747     1.558     66.48         34.22     40.21        100
---------------------------------------------------------------------------------------------------------------------------------
Total                       1    0.7756     0.817       0.3713       709   0.01645    0.5557        0.2388    0.4312          1
---------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------
FICO                  % with S.2nd   Full Doc %  DTI %     IO%      MI %
-------------------------------------------------------------------------
0-600                            0          0         0      0          0
601-640                     0.3186     0.4546    0.4075      0     0.0241
641-680                      42.27      20.45     38.77      0       0.93
681-700                      28.59      32.79     39.76      0       4.32
700>                         46.97      28.41     36.77      0       1.18
-------------------------------------------------------------------------
Total                       0.4178     0.2856    0.3804      0     0.0171
-------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
Lien Position         % Bal.     WALTV    WACLTV    WA SS CLTV    WAFICO     WAC     Purch %   Invt Prop %     CA%     1st Lien %
---------------------------------------------------------------------------------------------------------------------------------
1st Lien                    1    0.7756     0.817       0.3713       709   0.01645    0.5557        0.2388    0.4312          1
2nd Lien                    0         0         0            0         0         0         0             0         0          0
---------------------------------------------------------------------------------------------------------------------------------
Total                       1    0.7756     0.817       0.3713       709   0.01645    0.5557        0.2388    0.4312          1
---------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------
Lien Position         % with S.2nd   Full Doc %  DTI %     IO%      MI %
-------------------------------------------------------------------------
1st Lien                    0.4178     0.2856    0.3804      0     0.0171
2nd Lien                         0          0         0      0          0
-------------------------------------------------------------------------
Total                       0.4178     0.2856    0.3804      0     0.0171
-------------------------------------------------------------------------

                                            Banc of America Securities
                                                                      [LOGO](TM)
Alt-B Investor Request - Section A

------------------------------------------------------------------------------------------------------------------------------------
Group 1
------------------------------------------------------------------------------------------------------------------------------------
OLTV                  FICO        Percent of Cut Off Balance    Average Cut Off Balance   Minimum Cut Off Balance   Percent Low Doc
------------------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00         751 - 800                         0.61%              2,000,000.00              2,000,000.00            100.00%
25.01 - 30.00         651 - 700                         0.05%                163,145.33                163,145.33            100.00%
                      751 - 800                         0.17%                271,916.67                248,833.33              0.00%
30.01 - 35.00         651 - 700                         0.15%                500,000.00                500,000.00            100.00%
                      751 - 800                         0.03%                110,000.00                110,000.00              0.00%
35.01 - 40.00         701 - 750                         0.14%                233,550.00                167,100.00             64.23%
                      751 - 800                         0.20%                220,390.95                196,172.84              0.00%
40.01 - 45.00         651 - 700                         0.17%                279,376.59                164,999.99            100.00%
                      701 - 750                         0.44%                357,250.00                150,000.00             62.21%
                      751 - 800                         0.30%                491,733.34                336,300.00              0.00%
45.01 - 50.00         651 - 700                         0.72%                788,223.34                364,670.03             57.71%
                      701 - 750                         0.26%                283,094.71                225,000.00             70.57%
                      751 - 800                         0.74%                485,798.10                165,900.00             52.04%
                      801 - 850                         0.12%                395,000.00                395,000.00              0.00%
50.01 - 55.00         601 - 650                         0.05%                158,500.00                158,500.00              0.00%
                      651 - 700                         0.28%                454,047.51                259,999.99            100.00%
                      701 - 750                         0.92%                501,360.81                263,200.00             69.64%
                      751 - 800                         0.22%                362,500.00                245,000.00              0.00%
55.01 - 60.00         601 - 650                         0.12%                376,615.63                376,615.63              0.00%
                      651 - 700                         0.41%                662,804.37                650,000.00             50.97%
                      701 - 750                         0.43%                348,600.00                185,000.00             59.88%
                      751 - 800                         0.56%                364,754.00                115,000.00             56.86%
60.01 - 65.00         601 - 650                         0.25%                802,000.00                802,000.00            100.00%
                      651 - 700                         0.82%                383,287.14                190,000.00             79.31%
                      701 - 750                         0.90%                420,521.43                159,600.00             64.50%
                      751 - 800                         0.91%                423,501.98                240,000.00             55.30%
                      801 - 850                         0.11%                364,000.00                364,000.00            100.00%
65.01 - 70.00         601 - 650                         0.64%                519,208.44                379,999.96             62.47%
                      651 - 700                         5.63%                510,386.29                 82,950.00             76.37%
                      701 - 750                         4.39%                477,699.68                122,000.00             79.64%
                      751 - 800                         0.87%                356,099.93                 70,000.00             59.84%
70.01 - 75.00         601 - 650                         0.70%                458,057.42                198,850.00             76.80%
                      651 - 700                         4.28%                466,465.17                120,000.00             90.94%
                      701 - 750                         2.96%                439,078.66                146,000.00             76.52%
                      751 - 800                         1.24%                337,832.31                107,500.00             37.73%
                      801 - 850                         0.04%                123,363.14                123,363.14              0.00%
75.01 - 80.00         601 - 650                         2.70%                400,885.49                107,200.00             30.64%
                      651 - 700                        18.99%                356,413.26                 62,000.00             76.79%
                      701 - 750                        30.61%                340,058.26                 62,800.00             87.21%
                      751 - 800                        13.64%                334,919.08                 78,399.99             71.66%
                      801 - 850                         1.34%                486,415.55                129,600.00             97.04%
80.01 - 85.00         651 - 700                         0.14%                221,002.56                184,776.00             41.80%
                      751 - 800                         0.08%                250,000.00                250,000.00              0.00%
85.01 - 90.00         601 - 650                         0.13%                422,000.00                422,000.00              0.00%
                      651 - 700                         1.01%                365,117.03                125,436.88             54.29%
                      701 - 750                         0.26%                418,498.36                305,996.71             63.44%
                      751 - 800                         0.27%                432,805.66                397,626.90            100.00%
90.01 - 95.00         651 - 700                         0.03%                 92,767.94                 92,767.94            100.00%
------------------------------------------------------------------------------------------------------------------------------------
Grand Total:                              100.00%                373,272.60                 62,000.00                76.24%
------------------------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, Collateral Materials or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this mateial regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                            Banc of America Securities
                                                                      [LOGO](TM)
Alt-B Investor Request - Section A

------------------------------------------------------------------------------------------------------------------------------------
Cross Group 1 - 6
------------------------------------------------------------------------------------------------------------------------------------
OLTV                   FICO        Percent of Cut Off Balance    Average Cut Off Balance   Minimum Cut Off Balance   Percent Low Doc
------------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00         651 - 700                         0.07%                684,124.66                684,124.66              0.00%
                      701 - 750                         0.06%                562,141.26                562,141.26            100.00%
                      751 - 800                         0.10%              1,000,000.00              1,000,000.00            100.00%
15.01 - 20.00         651 - 700                         0.10%                969,103.94                969,103.94            100.00%
                      751 - 800                         0.06%                302,990.17                105,980.33             82.51%
20.01 - 25.00         651 - 700                         0.04%                393,768.77                393,768.77            100.00%
                      701 - 750                         0.06%                622,621.47                622,621.47            100.00%
                      751 - 800                         0.57%                935,159.35                206,000.00             57.14%
25.01 - 30.00         601 - 650                         0.04%                364,664.90                364,664.90            100.00%
                      651 - 700                         0.29%                573,456.41                163,145.33             90.44%
                      701 - 750                         0.16%                522,904.25                430,000.00            100.00%
                      751 - 800                         0.70%                490,332.68                 56,854.71             58.12%
30.01 - 35.00         601 - 650                         0.20%              1,939,718.85              1,939,718.85              0.00%
                      651 - 700                         0.10%                492,500.00                485,000.00            100.00%
                      701 - 750                         0.46%                900,876.85                398,314.36            100.00%
                      751 - 800                         0.42%                688,088.26                110,000.00             51.06%
                      801 - 850                         0.14%                680,608.93                117,217.86            100.00%
35.01 - 40.00         601 - 650                         0.04%                359,172.31                359,172.31              0.00%
                      651 - 700                         0.23%                555,308.65                150,000.00             56.59%
                      701 - 750                         0.56%                544,967.81                103,000.00             55.85%
                      751 - 800                         0.72%                588,375.51                196,172.84             51.67%
                      801 - 850                         0.15%                750,000.00                500,000.00            100.00%
40.01 - 45.00         651 - 700                         0.32%                387,592.41                102,574.10             61.63%
                      701 - 750                         1.27%                687,217.34                150,000.00             50.20%
                      751 - 800                         1.23%                548,069.65                 76,122.30             37.62%
45.01 - 50.00         601 - 650                         0.02%                238,178.22                238,178.22            100.00%
                      651 - 700                         0.74%                657,271.00                364,670.03             73.68%
                      701 - 750                         1.02%                620,163.85                225,000.00             65.32%
                      751 - 800                         2.31%                777,750.33                165,900.00             49.22%
                      801 - 850                         0.24%                466,752.15                142,461.60             76.97%
50.01 - 55.00         601 - 650                         0.06%                276,750.00                158,500.00             71.36%
                      651 - 700                         1.19%                685,401.21                140,000.00             56.91%
                      701 - 750                         1.82%                657,775.91                158,000.00             56.83%
                      751 - 800                         2.06%                609,109.81                 67,697.90             66.67%
                      801 - 850                         0.11%                541,329.42                489,548.56            100.00%
55.01 - 60.00         601 - 650                         0.27%                867,205.21                376,615.63             27.87%
                      651 - 700                         0.94%                765,776.61                178,616.37             42.20%
                      701 - 750                         2.05%                571,233.97                 97,732.71             56.56%
                      751 - 800                         2.50%                643,127.71                115,000.00             59.32%
                      801 - 850                         0.17%                553,522.89                 50,887.84              0.00%
60.01 - 65.00         N/A                               0.08%                800,000.00                800,000.00              0.00%
                      601 - 650                         0.08%                802,000.00                802,000.00            100.00%
                      651 - 700                         1.36%                602,812.11                140,353.31             55.94%
                      701 - 750                         2.59%                615,973.35                122,680.83             57.50%
                      751 - 800                         2.84%                629,747.22                194,600.00             62.53%
                      801 - 850                         0.37%                898,548.23                349,903.48             19.86%
65.01 - 70.00         601 - 650                         0.42%                515,341.03                207,237.11             59.73%
                      651 - 700                         3.61%                542,585.71                 80,370.86             68.73%
                      701 - 750                         4.24%                518,091.41                 55,941.52             72.06%
                      751 - 800                         3.19%                556,520.86                 61,537.19             58.39%
70.01 - 75.00         N/A                               0.04%                423,317.96                423,317.96              0.00%
                      601 - 650                         0.36%                434,476.22                165,590.47             55.37%
                      651 - 700                         3.11%                506,451.73                 51,272.12             60.18%
                      701 - 750                         3.93%                498,757.62                 91,000.00             60.30%
                      751 - 800                         5.57%                610,873.78                107,500.00             46.43%
                      801 - 850                         0.21%                413,287.11                103,962.94             26.62%
75.01 - 80.00         601 - 650                         1.08%                362,769.95                107,200.00             28.41%
                      651 - 700                        10.76%                349,367.56                 39,160.97             64.83%
                      701 - 750                        17.85%                334,615.54                 44,710.58             77.28%
                      751 - 800                        12.55%                375,999.83                 65,871.37             64.82%
                      801 - 850                         0.81%                418,295.03                120,628.38             86.83%
80.01 - 85.00         651 - 700                         0.07%                166,096.60                 56,186.95             61.28%
                      701 - 750                         0.02%                164,182.10                164,182.10            100.00%
                      751 - 800                         0.11%                349,481.37                250,000.00             76.16%
85.01 - 90.00         601 - 650                         0.17%                333,829.72                115,889.62             40.48%
                      651 - 700                         0.38%                336,011.42                125,436.88             55.31%
                      701 - 750                         0.24%                260,227.34                 77,779.62             86.93%
                      751 - 800                         0.26%                358,565.51                 64,349.98             52.71%
90.01 - 95.00         651 - 700                         0.08%                251,134.57                 92,767.94             30.73%
                      701 - 750                         0.01%                123,329.30                123,329.30            100.00%
                      751 - 800                         0.04%                204,357.61                172,316.14             42.16%
------------------------------------------------------------------------------------------------------------------------------------
 Grand Total:                            100.00%                 450,613.88                 39,160.97                 63.33%
------------------------------------------------------------------------------------------------------------------------------------

IO Terms                                     Banc of America Securities
Group 1 Only                                                          [LOGO](TM)


                     -------------------------------------
                                                Percent of
                     IO Term                      Cut Off
                                                  Balance
                     -------------------------------------
                     0                              4.46%
                     -------------------------------------
                     36                             29.19
                     -------------------------------------
                     60                             16.75
                     -------------------------------------
                     120                            49.61
                     -------------------------------------
                     Total:                       100.00%
                     -------------------------------------


This Structural Term Sheet, Collateral Term Sheet, Collateral Materials or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this mateial regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

PP Terms                                  Banc of America Securities
Group 7 Only                                                       [LOGO](TM)


                     -------------------------------------
                                                Percent of
                     PP Term                     Cut Off
                                                 Balance
                     ------------------------------------
                     0                            60.40%
                     ------------------------------------
                     12                            22.17
                     ------------------------------------
                     36                            17.43
                     ------------------------------------
                     Total:                      100.00%
                     ------------------------------------


This Structural Term Sheet, Collateral Term Sheet, Collateral Materials or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this mateial regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

PP Term                                   Banc of America Securities
Group 8 Only                                                       [LOGO](TM)

                       ----------------------------
                                         Percent of
                       PP Term            Cut Off
                                          Balance
                       ----------------------------
                       0                    40.86%
                       ----------------------------
                       12                    21.89
                       ----------------------------
                       36                    37.25
                       ----------------------------
                       Total:              100.00%
                       ----------------------------


This Structural Term Sheet, Collateral Term Sheet, Collateral Materials or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this mateial regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Various Document Comparisons
Group 1

---------------------------------------------------------------------------------------------------------------------------------
   Stated Income      OLTV            FICO        Percent of Cut Off Balance    Average Cut Off Balance   Minimum Cut Off Balance
---------------------------------------------------------------------------------------------------------------------------------
Greenpoint Mortgage   40.01 - 45.00   651 - 700                         0.12%                164,999.99                164,999.99
                      45.01 - 50.00   701 - 750                         0.16%                225,000.00                225,000.00
                      50.01 - 55.00   651 - 700                         0.18%                259,999.99                259,999.99
                      60.01 - 65.00   651 - 700                         0.15%                210,000.00                210,000.00
                                      701 - 750                         0.18%                247,326.72                247,326.72
                      65.01 - 70.00   651 - 700                         1.98%                348,706.25                 82,950.00
                                      701 - 750                         0.72%                338,133.33                176,000.00
                      70.01 - 75.00   651 - 700                         2.65%                414,966.67                138,750.00
                                      701 - 750                         2.55%                449,806.25                256,000.00
                                      751 - 800                         0.34%                479,700.00                479,700.00
                      75.01 - 80.00   651 - 700                        23.80%                360,901.47                 62,000.00
                                      701 - 750                        47.39%                321,287.89                 62,800.00
                                      751 - 800                        18.49%                325,987.76                 78,399.99
                                      801 - 850                         1.30%                610,666.67                568,000.00
---------------------------------------------------------------------------------------------------------------------------------
   Grand Total:                                            100.00%                337,385.08                 62,000.00
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
      Stated          OLTV            FICO        Percent of Cut Off Balance    Average Cut Off Balance   Minimum Cut Off Balance
---------------------------------------------------------------------------------------------------------------------------------
  Bank of America     40.01 - 45.00   701 - 750                         2.49%                150,000.00                150,000.00
                      60.01 - 65.00   701 - 750                         7.47%                450,000.00                450,000.00
                      65.01 - 70.00   701 - 750                        24.45%                491,166.67                297,000.00
                      70.01 - 75.00   651 - 700                        13.65%                411,250.00                328,500.00
                                      701 - 750                        19.85%                598,349.87                596,699.73
                                      751 - 800                         6.64%                400,000.00                400,000.00
                      75.01 - 80.00   651 - 700                         6.82%                205,600.00                203,200.00
                                      701 - 750                         4.98%                300,000.00                300,000.00
                                      751 - 800                         6.54%                394,000.00                394,000.00
                                      801 - 850                         3.76%                226,920.00                226,920.00
                      85.01 - 90.00   651 - 700                         3.36%                202,500.00                202,500.00
---------------------------------------------------------------------------------------------------------------------------------
   Grand Total:                                            100.00%                376,707.48                150,000.00
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
No Income/No Assets   OLTV            FICO        Percent of Cut Off Balance    Average Cut Off Balance   Minimum Cut Off Balance
---------------------------------------------------------------------------------------------------------------------------------
    Countrywide       65.01 - 70.00   651 - 700                        18.78%                539,000.00                462,000.00
                                      701 - 750                         8.27%                475,000.00                475,000.00
                      70.01 - 75.00   651 - 700                         7.91%                454,038.64                454,038.64
                      75.01 - 80.00   651 - 700                        10.66%                612,000.00                612,000.00
                                      701 - 750                        24.33%                465,663.33                379,290.00
                                      751 - 800                        23.13%                332,000.00                100,000.00
                      85.01 - 90.00   751 - 800                         6.93%                397,626.90                397,626.90
---------------------------------------------------------------------------------------------------------------------------------
   Grand Total:                                            100.00%                441,665.81                100,000.00
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
    Stated/VOA        OLTV            FICO        Percent of Cut Off Balance    Average Cut Off Balance   Minimum Cut Off Balance
---------------------------------------------------------------------------------------------------------------------------------
      NatCity         20.01 - 25.00   751 - 800                         9.96%              2,000,000.00              2,000,000.00
                      25.01 - 30.00   651 - 700                         0.81%                163,145.33                163,145.33
                      30.01 - 35.00   651 - 700                         2.49%                500,000.00                500,000.00
                      35.01 - 40.00   701 - 750                         1.49%                300,000.00                300,000.00
                      40.01 - 45.00   701 - 750                         1.19%                239,000.00                239,000.00
                      45.01 - 50.00   751 - 800                         4.37%                438,295.24                348,300.00
                      50.01 - 55.00   701 - 750                         1.47%                294,964.88                294,964.88
                      55.01 - 60.00   651 - 700                         3.37%                675,608.73                675,608.73
                                      701 - 750                         0.92%                185,000.00                185,000.00
                                      751 - 800                         1.43%                287,000.00                287,000.00
                      60.01 - 65.00   751 - 800                         5.58%                559,700.00                294,400.00
                                      801 - 850                         1.81%                364,000.00                364,000.00
                      65.01 - 70.00   651 - 700                        10.24%                514,061.08                220,500.00
                                      701 - 750                        19.05%                424,987.85                238,000.00
                                      751 - 800                         6.50%                434,933.33                 70,000.00
                      70.01 - 75.00   651 - 700                         3.95%                396,930.23                339,000.00
                                      701 - 750                         1.39%                280,000.00                280,000.00
                      75.01 - 80.00   651 - 700                         2.87%                192,287.13                178,797.43
                                      701 - 750                        14.59%                325,476.91                121,600.00
                                      751 - 800                         4.83%                323,032.56                189,500.00
                                      801 - 850                         1.66%                333,676.17                333,676.17
---------------------------------------------------------------------------------------------------------------------------------
   Grand Total:                                            100.00%                409,661.88                 70,000.00
---------------------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, Collateral Materials or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this mateial regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.


BAFC 2005-E v7 -- 1A1
Banc of America Securities
Balance $279,581,000.00 Delay 0 Index LIBOR_1MO | 3.32 WAC(1) 5.59729 WAM(1) 358
Coupon 3.61000 Dated 06/30/2005 Mult / Margin 1 / .29 NET(1) 5.32221 WALA(1) 2
Settle 06/30/2005 First Payment 07/20/2005 Cap / Floor 11 / .29
Price
10 CPR, Calls
(Y,N)
15 CPR, Calls
(Y,N)
20 CPR, Calls
(Y,N)
25 CPR, Calls
(Y,N)
30 CPR, Calls
(Y,N)
35 CPR, Calls
(Y,N)
40 CPR, Calls
(Y,N)
100-00.00 3.637 3.637 3.637 3.637 3.637 3.637 3.637 Yield
100-00.00 29.00 29.00 29.00 29.00 29.00 29.00 29.00 Spread
WAL 7.421 5.134 3.833 2.992 2.419 2.002 1.693
Mod Durn 6.060 4.428 3.421 2.734 2.247 1.882 1.607
Principal Window Jul05 - Feb23 Jul05 - Apr18 Jul05 - Apr15 Jul05 - Mar13 Jul05 - Oct11 Jul05 - Sep10 Jul05 - Dec09
LIBOR_1MO 3.32 3.32 3.32 3.32 3.32 3.32 3.32
LIBOR_6MO 3.65375 3.65375 3.65375 3.65375 3.65375 3.65375 3.65375
LIBOR_1YR 3.83 3.83 3.83 3.83 3.83 3.83 3.83
COFI_11 2.515 2.515 2.515 2.515 2.515 2.515 2.515
CMT_1YR 3.39 3.39 3.39 3.39 3.39 3.39 3.39


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold.

BAFC 2005-E v6 -- 1A2
Banc of America Securities
Balance $32,661,000.00 Delay 0 Index LIBOR_1MO | 0 WAC(1) 5.59729 WAM(1) 358
Coupon 3.62000 Dated 06/30/2005 Mult / Margin 1 / .32 NET(1) 5.32221 WALA(1) 2
Settle 06/30/2005 First Payment 07/20/2005 Cap / Floor 11 / .32
Price
0bp, 28 CPR, 200
SDA, 40% Sev,
Adv 100%, 18
Lag, Calls (Y,N)
100bp, 28 CPR,
200 SDA, 40%
Sev, Adv 100%,
18 Lag, Calls
200bp, 28 CPR,
200 SDA, 40%
Sev, Adv 100%,
18 Lag, Calls
300bp, 28 CPR,
200 SDA, 40%
Sev, Adv 100%,
18 Lag, Calls
400bp, 28 CPR,
200 SDA, 40%
Sev, Adv 100%,
18 Lag, Calls
500bp, 28 CPR,
200 SDA, 40%
Sev, Adv 100%,
18 Lag, Calls 100.000000 4.416 5.410 6.406 7.405 8.407 9.412 Yield
100.000000 32.00 32.00 32.00 32.00 32.00 32.00 Disc Margin
WAL 2.600 2.610 2.610 2.611 2.611 2.611
Mod Durn 2.368 2.318 2.265 2.213 2.163 2.115
Principal Window Jul05 - Feb12 Jul05 - Mar12 Jul05 - Mar12 Jul05 - Mar12 Jul05 - Mar12 Jul05 - Mar12
LIBOR_1MO 3.476399 . . . 3.476399 . . . 3.476399 . . . 3.476399 . . . 3.476399 . . . 3.476399 . . .
LIBOR_6MO 3.738841 . . . 3.738841 . . . 3.738841 . . . 3.738841 . . . 3.738841 . . . 3.738841 . . .
LIBOR_1YR 3.891267 . . . 3.891267 . . . 3.891267 . . . 3.891267 . . . 3.891267 . . . 3.891267 . . .
COFI_11 2.515 2.515 2.515 2.515 2.515 2.515
CMT_1YR 3.448080 . . . 3.448080 . . . 3.448080 . . . 3.448080 . . . 3.448080 . . . 3.448080 . . .


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold.

BAFC 2005-E v6 -- 6A1
Banc of America Securities
Balance $111,059,000.00 Delay 19 WAC(6) 5.24114 WAM(6) 340
Coupon 4.99114 Dated 06/01/2005 NET(6) 4.99114 WALA(6) 19
Settle 06/30/2005 First Payment 07/20/2005
Price 5 CPB 10 CPB 15 CPB 20 CPB 25 CPB 30 CPB 35 CPB 40 CPB
100-16.00 4.908 4.875 4.838 4.797 4.750 4.699 4.642 4.578 Yield
100-16.00 79.74 76.44 76.95 76.68 75.13 72.50 68.83 64.41 Spread
WAL 6.306 5.136 4.228 3.511 2.939 2.477 2.105 1.802
Mod Durn 5.153 4.269 3.572 3.013 2.561 2.189 1.885 1.633
Principal Window Jul05 - May15 Jul05 - May15 Jul05 - May15 Jul05 - May15 Jul05 - May15 Jul05 - May15 Jul05 - May15 Jul05 - May15
LIBOR_1MO 3.3 3.3 3.3 3.3 3.3 3.3 3.3 3.3
LIBOR_6MO 3.65 3.65 3.65 3.65 3.65 3.65 3.65 3.65
LIBOR_1YR 3.86 3.86 3.86 3.86 3.86 3.86 3.86 3.86
COFI_11 2.515 2.515 2.515 2.515 2.515 2.515 2.515 2.515
CMT_1YR 3.38 3.38 3.38 3.38 3.38 3.38 3.38 3.38
Swap Mat 1YR 2YR 3YR 4YR 5YR
Yld 3.881 3.9475 4.0025 4.056 4.1105


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold.

BAFC 2005-E v6 -- 6A1
Banc of America Securities
Balance $111,059,000.00 Delay 19 WAC(6) 5.24114 WAM(6) 340
Coupon 4.99114 Dated 06/01/2005 NET(6) 4.99114 WALA(6) 19
Settle 06/30/2005 First Payment 07/20/2005
Price
5 CPB, Calls
(Y,N)
10 CPB, Calls
(Y,N)
15 CPB, Calls
(Y,N)
20 CPB, Calls
(Y,N)
25 CPB, Calls
(Y,N)
30 CPB, Calls
(Y,N)
35 CPB, Calls
(Y,N)
40 CPB, Calls
(Y,N)
100-16.00 4.878 4.821 4.778 4.741 4.697 4.635 4.568 4.505 Yield
100-16.00 76.80 77.19 76.43 74.93 72.60 68.55 63.81 58.91 Spread
WAL 5.354 3.864 3.209 2.797 2.428 2.038 1.734 1.521
Mod Durn 4.513 3.375 2.843 2.497 2.187 1.859 1.598 1.412
Principal Window Jul05 - Mar12 Jul05 - Oct10 Jul05 - May10 Jul05 - Apr10 Jul05 - Feb10 Jul05 - Jul09 Jul05 - Jan09 Jul05 - Oct08
LIBOR_1MO 3.3 3.3 3.3 3.3 3.3 3.3 3.3 3.3
LIBOR_6MO 3.65 3.65 3.65 3.65 3.65 3.65 3.65 3.65
LIBOR_1YR 3.86 3.86 3.86 3.86 3.86 3.86 3.86 3.86
COFI_11 2.515 2.515 2.515 2.515 2.515 2.515 2.515 2.515
CMT_1YR 3.38 3.38 3.38 3.38 3.38 3.38 3.38 3.38
Swap Mat 1YR 2YR 3YR 4YR 5YR
Yld 3.881 3.9475 4.0025 4.056 4.1105


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold.

BAFC 2005-E CLASS 1A1
AVAILABLE FUNDS CAP ANALYSIS
Scenarios as defined by State Street

(Coupons greater than 11% (Class 1A1 hard cap) reflect repayments of basis risk shortfall from previous periods)

        CPR:       25%      25%      25%      25%     25%      25%    16.5%    16.5%    16.5%    16.5%   16.5%    16.5%
        APR:       20%      20%      10%      10%    7.5%     7.5%      20%      20%      10%      10%    7.5%     7.5%
Shift Month:        1       36        1       36       1       36        1       36        1       36       1       36

     Month 1    3.560    3.560    3.560    3.560   3.560    3.560    3.560    3.560    3.560    3.560   3.560    3.560
     Month 2   11.000    3.570   10.260    3.570   7.760    3.570   11.000    3.570   10.211    3.570   7.738    3.570
     Month 3   11.000    3.570   10.260    3.570   7.760    3.570   11.000    3.570   10.192    3.570   7.729    3.570
     Month 4   11.000    3.570   10.260    3.570   7.760    3.570   11.000    3.570   10.190    3.570   7.737    3.570
     Month 5   11.000    3.570   10.260    3.570   7.760    3.570   11.000    3.570   10.298    3.570   7.839    3.570
     Month 6   11.000    3.570   10.260    3.570   7.760    3.570   11.000    3.570   10.352    3.570   7.760    3.570
     Month 7   11.000    3.570   10.260    3.570   7.760    3.570   11.000    3.570   10.267    3.570   7.760    3.570
     Month 8   11.000    3.570   10.260    3.570   7.760    3.570   11.000    3.570   10.270    3.570   7.760    3.570
     Month 9   11.000    3.570   10.260    3.570   7.760    3.570   11.000    3.570   10.325    3.570   7.760    3.570
    Month 10   11.000    3.570   10.260    3.570   7.760    3.570   11.000    3.570   10.239    3.570   7.760    3.570
    Month 11   11.000    3.570   10.260    3.570   7.760    3.570   11.000    3.570   10.282    3.570   7.760    3.570
    Month 12   11.000    3.570   10.260    3.570   7.760    3.570   11.000    3.570   10.209    3.570   7.760    3.570
    Month 13   11.000    3.570   10.260    3.570   7.760    3.570   11.000    3.570   10.268    3.570   7.760    3.570
    Month 14   11.000    3.570   10.260    3.570   7.760    3.570   10.971    3.570   10.179    3.570   7.760    3.570
    Month 15   11.000    3.570   10.260    3.570   7.760    3.570   10.951    3.570   10.164    3.570   7.760    3.570
    Month 16   11.000    3.570   10.260    3.570   7.760    3.570   11.015    3.570   10.224    3.570   7.760    3.570
    Month 17   11.000    3.570   10.260    3.570   7.760    3.570   10.914    3.570   10.133    3.570   7.760    3.570
    Month 18   11.000    3.570   10.260    3.570   7.760    3.570   10.973    3.570   10.195    3.570   7.760    3.570
    Month 19   11.000    3.570   10.260    3.570   7.760    3.570   10.878    3.570   10.103    3.570   7.760    3.570
    Month 20   11.000    3.570   10.260    3.570   7.760    3.570   10.860    3.570   10.088    3.570   7.760    3.570
    Month 21   11.000    3.570   10.260    3.570   7.760    3.570   11.086    3.570   10.318    3.570   7.760    3.570
    Month 22   11.000    3.570   10.260    3.570   7.760    3.570   10.823    3.570   10.058    3.570   7.760    3.570
    Month 23   11.000    3.570   10.260    3.570   7.760    3.570   10.874    3.570   10.117    3.570   7.760    3.570
    Month 24   11.000    3.570   10.260    3.570   7.760    3.570   10.754    3.570   10.007    3.570   7.760    3.570
    Month 25   11.000    3.570   10.260    3.570   7.760    3.570   10.820    3.570   10.077    3.570   7.760    3.570
    Month 26   11.000    3.570   10.260    3.570   7.760    3.570   10.718    3.570    9.977    3.570   7.760    3.570
    Month 27   11.000    3.570   10.260    3.570   7.760    3.570   10.699    3.570    9.962    3.570   7.760    3.570
    Month 28   11.000    3.570   10.260    3.570   7.760    3.570   10.767    3.570   10.034    3.570   7.760    3.570
    Month 29   11.000    3.570   10.260    3.570   7.760    3.570   10.667    3.570    9.937    3.570   7.750    3.570
    Month 30   11.000    3.570   10.260    3.570   7.760    3.570   10.744    3.570   10.017    3.570   7.771    3.570
    Month 31   11.000    3.570   10.260    3.570   7.760    3.570   10.634    3.570    9.911    3.570   7.744    3.570
    Month 32   11.000    3.570   10.260    3.570   7.760    3.570   10.587    3.570    9.880    3.570   7.746    3.570
    Month 33   11.000    3.570   10.260    3.570   7.760    3.570   10.713    3.570   10.033    3.570   7.793    3.570
    Month 34   11.000    3.570   10.260    3.570   7.760    3.570   10.374    3.570    9.742    3.570   7.760    3.570
    Month 35   10.595    3.570   10.260    3.570   7.760    3.570   10.093    3.570    9.855    3.570   7.760    3.570
    Month 36    9.576    3.570    9.576    3.570   7.760    3.570    9.576    3.570    9.576    3.570   7.760    3.570
    Month 37    9.895    5.665    9.895    5.665   7.760    5.665    9.895    5.665    9.895    5.665   7.760    5.665
    Month 38    9.584    5.483    9.584    5.483   7.760    5.483    9.584    5.483    9.584    5.483   7.760    5.483
    Month 39    9.595    5.492    9.595    5.492   7.760    5.492    9.595    5.492    9.595    5.492   7.760    5.492
    Month 40    9.931    5.736    9.931    5.736   7.760    5.719    9.931    5.736    9.931    5.736   7.760    5.719
    Month 41    9.914    6.806    9.914    6.806   7.760    6.426    9.914    6.806    9.914    6.806   7.760    6.426
    Month 42   10.413    7.202   10.405    7.202   7.760    6.810   10.413    7.202   10.405    7.202   7.760    6.810
    Month 43   10.080    6.973   10.080    6.973   7.760    6.593   10.080    6.973   10.080    6.973   7.760    6.593
    Month 44   10.090    7.007   10.089    7.007   7.760    6.620   10.090    7.007   10.089    7.007   7.760    6.620
    Month 45   11.202    7.800   11.182    7.800   7.760    7.371   11.203    7.800   11.182    7.800   7.760    7.371
    Month 46   10.177    7.119   10.177    7.119   7.760    6.732   10.177    7.119   10.177    7.119   7.760    6.732
    Month 47   10.758    7.911   10.744    7.911   7.760    7.511   10.758    7.911   10.744    7.911   7.760    7.511
    Month 48   10.691    8.100   10.678    8.100   7.760    7.712   10.691    8.100   10.679    8.100   7.760    7.712
    Month 49   11.048    8.370   11.029    8.370   7.760    7.962   11.048    8.370   11.030    8.370   7.760    7.962
    Month 50   10.692    8.107   10.679    8.107   7.760    7.720   10.692    8.107   10.679    8.107   7.760    7.720
    Month 51   10.692    8.117   10.679    8.117   7.760    7.729   10.692    8.117   10.680    8.117   7.760    7.729
    Month 52   11.049    8.405   11.030    8.405   7.760    7.996   11.049    8.405   11.031    8.405   7.760    7.996
    Month 53   10.693    8.437   10.680    8.437   7.760    8.041   10.693    8.437   10.680    8.437   7.760    8.041
    Month 54   11.049    8.889   10.522    8.889   7.760    8.477   11.050    8.889   11.032    8.889   7.760    8.477
    Month 55   10.696    8.605   10.260    8.605   7.760    8.207   10.696    8.605   10.683    8.605   7.760    8.207
    Month 56   10.704    8.621   10.260    8.621   7.760    8.222   10.704    8.621   10.691    8.621   7.760    8.222
    Month 57   11.882    9.586   10.260    9.586   7.760    9.133   11.888    9.586   11.850    9.586   7.760    9.133
    Month 58   10.790    8.732   10.260    8.732   7.760    8.314   10.790    8.732   10.774    8.732   7.760    8.314
    Month 59   11.390    9.576   10.260    9.576   7.760    9.054   11.393    9.576   11.365    9.576   7.760    9.054
    Month 60   11.301    9.709   10.260    9.709   7.760    9.132   11.303    9.709   11.277    9.709   7.760    9.132
    Month 61   11.678   10.033   10.260   10.033   7.760    9.436   11.683   10.033   11.648   10.033   7.760    9.436
    Month 62   11.301    9.717   10.260    9.717   7.760    9.139   11.303    9.717   11.277    9.717   7.760    9.139
    Month 63   11.301    9.726   10.260    9.726   7.760    9.139   11.303    9.726   11.277    9.726   7.760    9.139
    Month 64   11.678   10.067   10.260   10.067   7.760    9.442   11.682   10.067   11.561   10.067   7.760    9.442
    Month 65   11.301   10.047   10.260   10.047   7.760    9.139   11.303   10.047   10.260   10.047   7.760    9.139
    Month 66   11.678   10.552   10.260   10.545   7.760    9.442   11.682   10.552   10.260   10.545   7.760    9.442
    Month 67   11.301   10.213   10.260   10.213   7.760    9.139   11.303   10.213   10.260   10.213   7.760    9.139
    Month 68   11.301   10.228   10.260   10.228   7.760    9.139   11.303   10.228   10.260   10.228   7.760    9.139
    Month 69   12.512   11.359   10.260   11.350   7.760   10.114   12.522   11.359   10.260   11.350   7.760   10.114
    Month 70   11.301   10.326   10.260   10.319   7.760    9.139   11.303   10.326   10.260   10.319   7.760    9.139
    Month 71   11.678   11.198   10.260   11.190   7.760    9.442   11.682   11.198   10.260   11.190   7.760    9.442
    Month 72   11.301   11.272   10.260   11.263   7.760    9.139   11.303   11.272   10.260   11.263   7.760    9.047
    Month 73   11.678   11.648   10.260   11.638   7.760    9.442   11.682   11.648   10.260   11.637   7.760    7.760
    Month 74   11.301   11.275   10.260   11.266   7.760    9.139   11.303   11.275   10.260   11.266   7.760    7.760
    Month 75   11.301   11.275   10.260   11.266   7.760    9.139   11.303   11.275   10.260   11.266   7.760    7.760
    Month 76   11.678   11.651   10.260   11.641   7.760    9.443   11.682   11.651   10.260   11.641   7.760    7.760
    Month 77   11.301   11.287   10.260   11.278   7.760    9.139   11.303   11.287   10.260   11.278   7.760    7.760
    Month 78   11.678   11.664   10.260   11.654   7.760    7.832   11.682   11.664   10.260   11.654   7.760    7.760
    Month 79   11.301   11.288   10.260   11.278   7.760    7.760   11.303   11.288   10.260   11.278   7.760    7.760
    Month 80   11.301   11.289   10.260   11.279   7.760    7.760   11.303   11.289   10.260   11.279   7.760    7.760
    Month 81   12.080   12.072   10.260   12.058   7.760    7.760   12.088   12.072   10.260   12.058   7.760    7.760
    Month 82   11.301   11.293   10.260   11.282   7.760    7.760   11.303   11.293   10.260   11.281   7.760    7.760
    Month 83   11.678   11.669   10.260   11.657   7.760    7.760   11.682   11.669   10.260   11.657   7.760    7.760
    Month 84   11.301   11.300   10.260   11.288   7.760    7.760   11.303   11.300   10.260   11.288   7.760    7.760
    Month 85   11.678   11.677   10.260   11.664   7.760    7.760   11.682   11.677   10.260   11.664   7.760    7.760
    Month 86   11.301   11.300   10.260   11.288   7.760    7.760   11.303   11.300   10.260   11.288   7.760    7.760
    Month 87   11.301   11.300   10.260   11.288   7.760    7.760   11.303   11.300   10.260   11.288   7.760    7.760
    Month 88   11.677   11.677   10.260   11.664   7.760    7.760   11.682   11.677   10.260   11.664   7.760    7.760
    Month 89   11.301   11.300   10.260   11.288   7.760    7.760   11.303   11.300   10.260   11.288   7.760    7.760
    Month 90   11.677   11.677   10.260   11.664   7.760    7.760   11.682   11.677   10.260   11.664   7.760    7.760
    Month 91   11.301   11.300   10.260   11.288   7.760    7.760   11.303   11.300   10.260   11.288   7.760    7.760
    Month 92   11.301   11.300   10.260   11.288   7.760    7.760   11.303   11.300   10.260   11.288   7.760    7.760
    Month 93   12.512   12.511   10.260   12.495   7.760    7.760   12.522   12.511   10.260   12.495   7.760    7.760
    Month 94   11.301   11.300   10.260   11.288   7.760    7.760   11.303   11.300   10.260   11.288   7.760    7.760
    Month 95                                                        11.682   11.677   10.260   11.664   7.760    7.760
    Month 96                                                        11.303   11.300   10.260   11.288   7.760    7.760
    Month 97                                                        11.682   11.677   10.260   11.664   7.760    7.760
    Month 98                                                        11.303   11.300   10.260   11.288   7.760    7.760
    Month 99                                                        11.303   11.300   10.260   11.288   7.760    7.760
   Month 100                                                        11.682   11.677   10.260   11.663   7.760    7.760
   Month 101                                                        11.303   11.300   10.260   11.288   7.760    7.760
   Month 102                                                        11.682   11.677   10.260   11.663   7.760    7.760
   Month 103                                                        11.303   11.300   10.260   11.288   7.760    7.760
   Month 104                                                        11.303   11.300   10.260   11.288   7.760    7.760
   Month 105                                                        12.522   12.511   10.260   12.495   7.760    7.760
   Month 106                                                        11.303   11.300   10.260   11.288   7.760    7.760
   Month 107                                                        11.682   11.677   10.260   11.663   7.760    7.760
   Month 108                                                        11.302   11.300   10.260   11.288   7.760    7.760
   Month 109                                                        11.682   11.677   10.260   11.663   7.760    7.760
   Month 110                                                        11.302   11.300   10.260   11.288   7.760    7.760
   Month 111                                                        11.302   11.300   10.260   11.288   7.760    7.760
   Month 112                                                        11.682   11.677   10.260   11.663   7.760    7.760
   Month 113                                                        11.302   11.300   10.260   11.288   7.760    7.760
   Month 114                                                        11.682   11.677   10.260   11.663   7.760    7.760
   Month 115                                                        11.302   11.300   10.260   11.288   7.760    7.760
   Month 116                                                        11.302   11.300   10.260   11.288   7.760    7.760
   Month 117                                                        12.522   12.511   10.260   12.494   7.760    7.760
   Month 118                                                        11.302   11.300   10.260   11.288   7.760    7.760
   Month 119                                                        11.682   11.677   10.260   11.663   7.760    7.760
   Month 120                                                        11.302   11.300   10.260   11.288   7.760    7.760
   Month 121                                                        11.682   11.677   10.260   11.663   7.760    7.760
   Month 122                                                        11.302   11.300   10.260   11.288   7.760    7.760
   Month 123                                                        11.302   11.300   10.260   11.288   7.760    7.760
   Month 124                                                        11.682   11.677   10.260   11.663   7.760    7.760
   Month 125                                                        11.302   11.300   10.260   11.288   7.760    7.760
   Month 126                                                        11.682   11.677   10.260   11.663   7.760    7.760
   Month 127                                                        11.302   11.300   10.260   11.288   7.760    7.760
   Month 128                                                        11.302   11.300   10.260   11.288   7.760    7.760
   Month 129                                                        12.087   12.079   10.260   12.064   7.760    7.760
   Month 130                                                        11.302   11.300   10.260   11.288   7.760    7.760
   Month 131                                                        11.682   11.677   10.260   11.663   7.760    7.760
   Month 132                                                        11.302   11.300   10.260   11.288   7.760    7.760
   Month 133                                                        11.682   11.677   10.260   11.663   7.760    7.760
   Month 134                                                        11.302   11.300   10.260   11.288   7.760    7.760
   Month 135                                                        11.302   11.300   10.260   11.288   7.760    7.760
   Month 136                                                        11.682   11.677   10.260   11.663   7.760    7.760
   Month 137                                                        11.302   11.300   10.260   11.288   7.760    7.760
   Month 138                                                        11.682   11.677   10.260   11.663   7.760    7.760
   Month 139                                                        11.302   11.300   10.260   11.288   7.760    7.760
   Month 140                                                        11.302   11.300   10.260   11.288   7.760    7.760
   Month 141                                                        12.522   12.511   10.260   12.494   7.760    7.760
   Month 142                                                        11.302   11.300   10.260   11.288   7.760    7.760
   Month 143                                                        11.682   11.677   10.260   11.663   7.760    7.760
   Month 144                                                        11.302   11.300   10.260   11.288   7.760    7.760
   Month 145                                                        11.682   11.677   10.260   11.663   7.760    7.760
   Month 146
   Month 147
   Month 148
   Month 149
   Month 150
   Month 151
   Month 152
   Month 153
   Month 154
   Month 155
   Month 156
   Month 157
   Month 158
   Month 159
   Month 160
   Month 161
   Month 162
   Month 163
   Month 164
   Month 165
   Month 166
   Month 167
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   Month 288
   Month 289
   Month 290
   Month 291
   Month 292
   Month 293
   Month 294
   Month 295
   Month 296
   Month 297
   Month 298
   Month 299
   Month 300
   Month 301
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   Month 351
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   Month 359
   Month 360